UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:         811-08979

Victory Variable Insurance Funds

(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio	44144
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:	800-539-3863

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2021

Item 1. Reports to Stockholders.

December 31, 2021

Annual Report

Victory Variable Insurance Funds

Victory Sophus Emerging Markets VIP Series

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Manager's Commentary/Investment Overview (Unaudited)	5
Investment Overview (Unaudited)	8
Investment Objective & Portfolio Holdings (Unaudited)	9
Schedule of Portfolio Investments	10
Financial Statements
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	30
Supplemental Information (Unaudited)
Trustee and Officer Information	31
Proxy Voting and Portfolio Holdings Information	34
Expense Example	34
Additional Federal Income Tax Information	35
Advisory Contract Renewal	36
Privacy Policy (inside back cover)

1

The Fund is distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

Another year has passed, but unfortunately the pandemic endures. Yet, looking back on the year ended 2021, it is evident that financial markets have endured as well, despite stiff headwinds — including new COVID-19 variants; disruption among global supply chains; uncomfortable inflation readings; and the fear of rising interest rates.

Through it all, the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again registered a positive annual total return (that makes it 12 out of the past 13 years). This was largely driven by a U.S. economy that bounced back quickly after what was effectively a global economic shutdown in 2020, and we witnessed robust earnings growth across many sectors thanks in no small part to continued fiscal stimulus and accommodative monetary policy. Underlying this positive performance were interesting differences among investment styles and market capitalizations. For example, growth-oriented investments outperformed value within large-caps but underperformed within both mid-caps and small-caps (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for higher interest rates next year?

There were other notable subplots to 2021. Early in the year we watched in disbelief as "meme stocks" — a few names that gained massive notoriety on social media platforms — went on stomach-churning roller coaster rides. Also, intriguing was how the biotech sector struggled mightily despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, while crypto assets captivated investors. Now we're all watching how crypto's underlying blockchain technologies might disrupt business-as-usual across industries in the years ahead. These were just a few of the highlights of the past year.

Through all the twists and turns, the S&P 500® Index registered an impressive annual total return of nearly 29% for the 12-month period ended December 31, 2021. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 59 basis points (a basis point is 1/100th of a percentage point), reflecting substantial fiscal stimuli and the U.S. Federal Reserve's (the "Fed") accommodative monetary stance (recently). At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 1.52%.

Despite the resiliency of financial markets, we fully acknowledge that the volatility and unusual events of recent years may have made investors uneasy at times. However, this simply underscores why it's important for investors to remain calm and unemotional in the face of market turmoil. A long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerance are some of the key ingredients for staying the course and progressing on your investment goals.

Of course, no one knows for certain what 2022 will bring. We are already facing a potential end to the Fed's accommodative monetary policies and the various forms of fiscal stimuli that helped revive the economy from the depths of the pandemic-induced market downturn. By all accounts, the Fed appears ready to raise short-term

3

interest rates, perhaps as early as the end of the first quarter, though any move will certainly be data dependent, and some are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. There will likely be new headwinds, some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at our investment franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your Victory Funds investment, brought to you by Victory Capital. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call 800-539-3863 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory Variable Insurance Funds

Victory Sophus Emerging Markets VIP Series

Manager's Commentary

(Unaudited)

What were the market conditions during the reporting period?

Emerging markets, as measured by the MSCI Emerging Markets Index (the "Index"), underperformed developed markets significantly in 2021, returning 2.54%, versus the S&P 500® Index, which returned 28.71% and the MSCI World Index, which returned 21.82%. The Index rallied sharply at the beginning of 2021. Multiple vaccines had been developed and distributed, protocols were being published, and the markets looked forward to a rapid resumption of normality. Emerging markets outperformed developed markets for the first two months of the year; and although they started to lag developed markets after that, they continued to trend higher until mid-year when the spread of COVID-19 variants, first Delta and then Omicron, weighed on emerging markets for the rest of the year. The cost of the pandemic, in particular for poorer nations, loomed large. Insufficient health care, low unemployment benefits, and poor labor rights, would impact lesser developed economies more. On a positive note, certain countries, such as Mexico, benefited from the supply chain constraints. Other countries and markets gained from the rising price of energy and commodities. The one market that suffered throughout the bulk of the year was China, whipsawed by internal issues around reform, slowing growth, fears of social inequity, and tensions with the United States.

Latin America was the worst-performing region in emerging markets in 2021, falling 8.1%. The pandemic, politics, and a volatile year of growth and policymaking led to sharp underperformance in Brazil, Peru, and Chile, each down around 20% for the year, and Colombia, down 13.8%. Mexico was an outlier, rising 22.5% during 2021. Politics played a significant role in the region during 2021. In Brazil, President Bolsonaro handled the pandemic quite poorly, overseeing a very weak response to the ravages of COVID-19. Bolsonaro faces an election in 2022 and is pursuing an aggressive fiscal spending plan to regain popularity, despite very stretched government finances. Chile voted to rewrite its constitution and elected a left-leaning constitutional assembly in a heated environment. The country also faced a presidential election at the end of the year, which again was hard fought between the right and the left. Colombia will face presidential elections in 2022, along with Brazil, which will likely bring potential volatility. In addition to politics, Latin America is a large commodities exporter and suffered from volatility in metals and energy prices, especially as the COVID-19 Delta and Omicron variants spread throughout the global economy. Latin American currencies suffered as a result, with the Argentine peso, the Chilean peso, and the Colombian peso each down around 20% in 2021, and the Brazilian real down 7%. This has furthered fueled inflation in the region, which will weigh on the outlook as overall growth slows down.

Eastern Europe, Middle East, and Africa ("EEMEA") was the best-performing region in 2021, up 18.0%, well above Asia, which was down 5.1%, and Latin America, which was down 8.1%. Most markets in EEMEA did well in 2021, supported by strong energy prices helping markets such as Saudi Arabia, the UAE, Qatar, Kuwait, and Russia. Turkey was the only EEMEA country in negative territory for the year, down 28.4%, and was sharply lower in the fourth quarter of 2021, down 11.2%. Turkey's remarkably unstable monetary policy in a rising inflationary environment resulted in a 50% collapse of the lira during the fourth quarter of 2021.

5

Victory Variable Insurance Funds

Victory Sophus Emerging Markets VIP Series (continued)

Manager's Commentary (continued)

China was the worst-performing market in Asia in 2021, falling 21.7% after a very positive year in 2020, when it rose by 29.5%. Interestingly, the domestic stock market (A share) outperformed significantly, with the Shanghai Composite Index closing the year up 7.1% (9.9% in U.S. dollar terms). During 2021, China prioritized their Common Prosperity agenda to address several long-term structural concerns such as high living and social costs, low birth rate, environmental problems, and income inequality. The Chinese government maintained their strong commitment to addressing these social issues despite navigating a volatile period dealing with COVID-19 and continuing tension with the United States, which weighed on the market. The Chinese economy had also been slowing steadily all year, further disrupted by floods, with consumption, industrial production, and investment remaining weak. Exports, on the other hand, were strong, driven by global demand as countries exited lockdowns. China's supply chain maintained its competitiveness and remained largely undisrupted by COVID-19. The positive trade surplus and consistent bond inflows helped the renminbi rise 2.2% against a strong U.S. dollar. The Taiwanese stock market continued to do well during the fourth quarter of 2021, up 8.4%, benefiting from the semi-conductor chip shortage, which led to a tight supply situation, suggesting that the earnings peak should be higher and the cycle more elongated than street estimates. During 2021, the Taiwan market rose 26.1%. India was flat in the fourth quarter of 2021 but was the best-performing market in Asia in 2021, up 26.2%. The Indian economy has survived the pandemic, unusually high rainfalls and higher inflation, in part thanks to an accommodative stance by the Reserve Bank of India. An attractive mid- to longer-term outlook continues to support valuations.

How did Victory Sophus Emerging Markets VIP Series (the "Fund") perform during the reporting period?

The Fund returned -4.42% for the fiscal year ended December 31, 2021, underperforming the Index, which returned -2.54% during the reporting period.

What strategies did you employ during the reporting period?

We employ a disciplined, bottom-up approach utilizing both quantitative and fundamental processes to invest in businesses that we believe have superior and sustainable earnings growth at attractive valuations, with revisions as the catalyst. By investing in companies with these characteristics, coupled with our risk-managed approach, we seek to provide a more consistent return pattern over time.

2021 was a tale of two halves. The Fund outperformed the Index by over 300 basis points (a basis point is 1/100th of a percentage point) during the first half of the year. During this period, Industrials was the biggest contributor to performance, benefiting mainly from exposure to shipping and marine companies. We also had positive contribution from the Real Estate sector in China, as well as the Materials sector, benefiting from rising commodity prices. On the other hand, an early tilt into Semi Conductors was not rewarded until the second half of the year, when that sector outperformed. During the second half of the year the Fund gave back the excess returns it generated in the first half of the year. The exposure to cyclical stocks in Industrials, in particular to machinery and construction and engineering companies, negatively impacted the Fund on concerns over global growth prospects slowing down, given the spread of COVID-19 variants around the world. Stock selection in Consumer Staples, Technology, and Materials also contributed negatively. For the year as a whole, the

6

Victory Variable Insurance Funds

Victory Sophus Emerging Markets VIP Series (continued)

Manager's Commentary (continued)

portfolio suffered in Brazil, which underperformed the Index significantly due to the poor handling of the pandemic fiscal concerns, political uncertainty ahead of elections in 2022, and a slowing economy. Underweight positions and poor stock selection in Taiwan and India, which outperformed Index strongly, also negatively impacted the Fund. On the contrary, stock selection in China, South Africa, and Korea benefited performance for the year. From a factor perspective, momentum and value were the best-performing factors for the year, while volatility, growth, and quality underperformed. Volatility, in particular, negatively impacted the Fund during the second half of the year.

7

Victory Variable Insurance Funds

Victory Sophus Emerging Markets VIP Series

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class I
INCEPTION DATE	10/17/94
	Net Asset Value	MSCI Emerging Markets Index[1]
One Year	–4.42%	–2.54%
Five Year	9.62%	9.87%
Ten Year	4.99%	5.49%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower. Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

Victory Sophus Emerging Markets VIP Series — Growth of $10,000

1The unmanaged MSCI Emerging Markets Index is a free-float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

8

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital appreciation.

Top 10 Holdings*:

December 31, 2021

(% of Net Assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	7.8%
Samsung Electronics Co. Ltd.	5.1%
Tencent Holdings Ltd.	4.4%
Infosys Ltd.	2.7%
Alibaba Group Holding Ltd.	2.5%
China Merchants Bank Co. Ltd.	1.5%
MediaTek, Inc.	1.5%
Sberbank of Russia PJSC	1.5%
Gazprom PJSC	1.4%
JD.com, Inc.	1.4%

Sector Allocation*:

December 31, 2021

(% of Net Assets)

*   Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

9

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments December 31, 2021
Security Description	Shares	Value
Common Stocks (98.9%)
Brazil (3.5%):
Consumer Discretionary (0.9%):
Vibra Energia SA	92,000	$352,815
Consumer Staples (0.9%):
Sendas Distribuidora SA	66,453	155,034
SLC Agricola SA	23,500	190,053
		345,087
Financials (0.6%):
Itau Unibanco Holding SA, ADR	58,165	218,119
Industrials (0.7%):
Randon SA Implementos e Participacoes, Preference Shares	77,800	151,169
SIMPAR SA	60,172	125,453
		276,622
Materials (0.4%):
Dexco SA	51,602	137,983
		1,330,626
Canada (0.7%):
Energy (0.7%):
Parex Resources, Inc.	16,197	276,737
Chile (0.0%): (a)
Financials (0.0%):
Banco de Credito e Inversiones SA	1	29
China (26.0%):
Communication Services (6.5%):
Baidu, Inc., ADR (b)	2,197	326,891
NetEase, Inc., ADR	4,583	466,458
Tencent Holdings Ltd.	28,830	1,682,317
		2,475,666
Consumer Discretionary (6.4%):
Alibaba Group Holding Ltd., ADR (b)	8,083	960,179
BYD Co. Ltd., Class H	6,500	219,865
Fuyao Glass Industry Group Co. Ltd., Class H (c)	33,200	171,700
JD.com, Inc., ADR (b)	7,451	522,092
Jiumaojiu International Holdings Ltd. (c)	66,000	116,060
Meituan, Class B (b) (c)	10,200	294,968
Topsports International Holdings Ltd. (c)	156,000	158,007
		2,442,871
Consumer Staples (1.2%):
Chacha Food Co. Ltd., Class A	22,500	216,434
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	36,800	239,550
		455,984

See notes to financial statements.

10

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Financials (2.5%):
China Merchants Bank Co. Ltd., Class H	75,500	$587,377
Postal Savings Bank of China Co. Ltd., Class H (c)	539,000	378,524
		965,901
Health Care (2.3%):
Hygeia Healthcare Holdings Co. Ltd. (c) (d)	27,000	169,115
Pharmaron Beijing Co. Ltd., Class H (c)	11,200	172,964
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	3,700	221,149
Wuxi Biologics Cayman, Inc. (b) (c)	26,395	312,498
		875,726
Industrials (1.8%):
China Railway Group Ltd., Class H	579,000	306,391
Xinte Energy Co. Ltd., Class H	83,600	155,169
Zhefu Holding Group Co. Ltd., Class A	199,600	222,962
		684,522
Information Technology (2.8%):
Chinasoft International Ltd.	256,000	333,846
Luxshare Precision Industry Co. Ltd., Class A	30,900	238,684
WUS Printed Circuit Kunshan Co. Ltd., Class A	113,020	294,365
Yonyou Network Technology Co. Ltd., Class A	35,800	201,583
		1,068,478
Materials (1.6%):
China Hongqiao Group Ltd.	240,000	253,677
Wanhua Chemical Group Co. Ltd., Class A	21,600	342,195
		595,872
Utilities (0.9%):
China Longyuan Power Group Corp. Ltd., Class H	140,000	327,025
		9,892,045
Greece (1.2%):
Financials (0.6%):
National Bank of Greece SA (b)	74,547	248,689
Industrials (0.6%):
Mytilineos SA	12,734	219,359
		468,048
Hong Kong (3.8%):
Consumer Discretionary (1.0%):
Bosideng International Holdings Ltd.	362,000	228,068
JS Global Lifestyle Co. Ltd. (c)	81,500	137,244
		365,312
Financials (0.9%):
BOC Hong Kong Holdings Ltd.	98,000	321,402
Industrials (0.5%):
Pacific Basin Shipping Ltd.	531,000	195,208

See notes to financial statements.

11

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Information Technology (0.5%):
ASM Pacific Technology Ltd.	19,100	$206,416
Real Estate (0.9%):
China Resources Land Ltd. (d)	84,000	353,954
		1,442,292
India (10.3%):
Consumer Discretionary (0.8%):
Balkrishna Industries Ltd.	9,877	307,861
Energy (1.0%):
Hindustan Petroleum Corp. Ltd.	93,647	367,358
Financials (1.4%):
Cholamandalam Investment & Finance Co. Ltd.	39,091	272,658
UTI Asset Management Co. Ltd.	18,408	260,352
		533,010
Health Care (1.5%):
Apollo Hospitals Enterprise Ltd.	4,735	318,750
Dr Reddy's Laboratories Ltd.	3,801	250,486
		569,236
Industrials (1.0%):
Larsen & Toubro Ltd.	15,436	392,105
Information Technology (3.3%):
Infosys Ltd., ADR	40,945	1,036,318
WNS Holdings Ltd., ADR (b)	2,309	203,700
		1,240,018
Materials (1.3%):
Dalmia Bharat Ltd.	9,819	243,394
Tata Steel Ltd.	17,774	264,318
		507,712
		3,917,300
Indonesia (1.2%):
Communication Services (0.7%):
PT Telkom Indonesia Persero Tbk	954,400	272,435
Financials (0.5%):
PT Bank Mandiri Persero Tbk	387,700	191,472
		463,907
Isle of Man (0.0%): (a)
Real Estate (0.0%):
NEPI Rockcastle PLC	1	7
Korea, Republic Of (16.2%):
Communication Services (1.4%):
JYP Entertainment Corp.	5,774	245,706
LG Uplus Corp.	26,415	301,442
		547,148

See notes to financial statements.

12

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Consumer Discretionary (1.3%):
Hanon Systems	21,875	$247,397
Shinsegae, Inc.	1,124	239,894
		487,291
Financials (3.4%):
DB Insurance Co. Ltd.	5,101	231,628
Hana Financial Group, Inc.	9,695	342,559
Samsung Securities Co. Ltd.	6,832	257,630
Woori Financial Group, Inc.	41,154	438,935
		1,270,752
Health Care (1.3%):
Hugel, Inc. (b)	1,076	138,844
InBody Co. Ltd.	5,489	106,702
Samsung Biologics Co. Ltd. (b) (c)	337	255,919
		501,465
Industrials (1.9%):
CJ Corp.	2,298	161,051
Hyundai Engineering & Construction Co. Ltd.	4,981	185,879
LG Corp.	2,187	148,882
Samsung Engineering Co. Ltd. (b)	12,019	231,118
		726,930
Information Technology (5.8%):
Innox Advanced Materials Co. Ltd.	6,099	236,360
Samsung Electronics Co. Ltd.	29,780	1,956,049
		2,192,409
Materials (1.1%):
Kolon Industries, Inc.	2,323	138,379
PI Advanced Materials Co. Ltd.	6,246	289,081
		427,460
		6,153,455
Malaysia (1.4%):
Consumer Discretionary (0.7%):
MR DIY Group M Bhd (c)	292,400	253,541
Financials (0.7%):
Public Bank Bhd	274,900	274,500
		528,041
Mexico (2.9%):
Consumer Discretionary (0.6%):
Alsea SAB de CV (b)	107,485	199,261
Financials (0.9%):
Grupo Financiero Banorte SAB de CV, Class O	53,145	345,336
Materials (0.8%):
Cemex SAB de CV, ADR (b)	45,724	310,009

See notes to financial statements.

13

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Real Estate (0.6%):
Corp Inmobiliaria Vesta SAB de CV	113,198	$227,990
		1,082,596
Peru (0.7%):
Financials (0.7%):
Credicorp Ltd.	2,113	257,934
Philippines (0.5%):
Financials (0.5%):
BDO Unibank, Inc.	82,180	194,552
Russian Federation (4.4%):
Consumer Staples (0.5%):
Magnit PJSC	2,805	203,204
Energy (2.4%):
Gazprom PJSC	117,150	537,464
Rosneft Oil Co. PJSC, GDR	48,095	386,811
		924,275
Financials (1.5%):
Sberbank of Russia PJSC, ADR	34,738	557,371
		1,684,850
Saudi Arabia (2.6%):
Consumer Discretionary (0.6%):
Leejam Sports Co. JSC	8,590	248,846
Financials (2.0%):
Alinma Bank	43,633	278,004
The Saudi National Bank	27,160	465,672
		743,676
		992,522
Singapore (0.5%):
Communication Services (0.5%):
Sea Ltd., ADR (b)	910	203,576
South Africa (3.3%):
Communication Services (1.0%):
MTN Group Ltd. (b)	34,982	375,220
Financials (1.6%):
Absa Group Ltd.	29,715	284,578
Capitec Bank Holdings Ltd.	2,483	317,939
		602,517
Materials (0.7%):
Impala Platinum Holdings Ltd.	19,591	276,549
		1,254,286

See notes to financial statements.

14

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Taiwan (14.9%):
Financials (2.0%):
CTBC Financial Holding Co. Ltd.	388,000	$363,610
Yuanta Financial Holding Co. Ltd.	445,040	406,662
		770,272
Health Care (0.5%):
Pegavision Corp.	12,000	184,660
Information Technology (11.8%):
ASE Technology Holding Co. Ltd.	55,000	212,609
Gold Circuit Electronics Ltd.	91,000	249,244
Hon Hai Precision Industry Co. Ltd.	81,000	303,871
MediaTek, Inc.	13,000	558,026
Taiwan Semiconductor Manufacturing Co. Ltd.	133,259	2,948,888
Unimicron Technology Corp.	24,000	199,799
		4,472,437
Materials (0.6%):
Formosa Plastics Corp.	61,000	229,032
		5,656,401
Thailand (3.6%):
Energy (0.7%):
PTT PCL (d)	244,400	277,404
Financials (0.9%):
The Siam Commercial Bank PCL	89,200	338,643
Health Care (0.6%):
Mega Lifesciences PCL	143,800	216,935
Materials (0.7%):
Indorama Ventures PCL	191,600	247,762
Real Estate (0.7%):
AP Thailand PCL	927,700	265,214
		1,345,958
Turkey (0.5%):
Industrials (0.5%):
Turkiye Sise ve Cam Fabrikalari A/S	164,958	167,885
United Kingdom (0.7%):
Materials (0.7%):
Anglo American PLC	6,526	268,381
Total Common Stocks (Cost $30,732,089)		37,581,428

See notes to financial statements.

15

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Collateral for Securities Loaned (0.8%)^
United States (0.8%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Shares, 0.04% (e)	7,169	$7,169
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (e)	140,803	140,803
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (e)	3,578	3,578
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (e)	28,528	28,528
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (e)	128,267	128,267
Total Collateral for Securities Loaned (Cost $308,345)		308,345
Total Investments (Cost $31,040,434) — 99.7%		37,889,773
Other assets in excess of liabilities — 0.3%		124,481
NET ASSETS — 100.00%		$38,014,254

^  Purchased with cash collateral from securities on loan.

(a)  Amount represents less than 0.05% of net assets.

(b)  Non-income producing security.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2021, the fair value of these securities was $2,420,540 and amounted to 6.4% of net assets.

(d)  All or a portion of this security is on loan.

(e)  Rate disclosed is the daily yield on December 31, 2021.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

16

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2021
	Victory Sophus Emerging Markets VIP Series
Assets:
Investments, at value (Cost $31,040,434)	$37,889,773	(a)
Foreign currency, at value (Cost $5,298)	5,298
Cash	267,409
Receivables:
Interest and dividends	128,467
Capital shares issued	64,576
Investments sold	105,506
Reclaims	528
From Adviser	41,614
Prepaid expenses	82
Total Assets	38,503,253
Liabilities:
Payables:
Collateral received on loaned securities	308,345
Capital shares redeemed	442
Accrued foreign capital gains taxes	57,704
Accrued expenses and other payables:
Investment advisory fees	32,205
Administration fees	2,055
Custodian fees	13,025
Transfer agent fees	23,220
Compliance fees	23
Trustees' fees	327
Other accrued expenses	51,653
Total Liabilities	488,999
Net Assets:
Capital	24,999,110
Total accumulated earnings/(loss)	13,015,144
Net Assets	$38,014,254
Shares (unlimited shares authorized with a par value of $0.001 per share):	2,301,690
Net asset value:	$16.52

(a)  Includes $292,806 of securities on loan.

See notes to financial statements.

17

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2021
Victory Sophus Emerging Markets VIP Series
Investment Income:
Dividends	$1,016,382
Interest	21
Securities lending (net of fees)	1,493
Foreign tax withholding	(117,185)
Total Income	900,711
Expenses:
Investment advisory fees	443,802
Administration fees	24,523
Sub-Administration fees	17,000
Custodian fees	71,339
Transfer agent fees	29,199
Trustees' fees	4,876
Compliance fees	329
Legal and audit fees	55,248
Interest fees	404
Other expenses	31,243
Total Expenses	677,963
Expenses waived/reimbursed by Adviser	(78,687)
Net Expenses	599,276
Net Investment Income (Loss)	301,435
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	6,047,035
Foreign taxes on realized gains	(2,451)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(7,857,931)
Net change in accrued foreign taxes on unrealized gains	(54,205)
Net realized/unrealized gains (losses) on investments	(1,867,552)
Change in net assets resulting from operations	$(1,566,117)

See notes to financial statements.

18

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory Sophus Emerging Markets VIP Series
	Year Ended December 31, 2021	Year Ended December 31, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$301,435	$190,863
Net realized gains (losses) from investments	6,044,584	939,470
Net change in unrealized appreciation/depreciation on investments	(7,912,136)	4,745,613
Change in net assets resulting from operations	(1,566,117)	5,875,946
Change in net assets resulting from distributions to shareholders	(1,038,915)	(1,152,495)
Change in net assets resulting from capital transactions	(4,400,240)	(4,274,877)
Change in net assets	(7,005,272)	448,574
Net Assets:
Beginning of period	45,019,526	44,570,952
End of period	$38,014,254	$45,019,526
Capital Transactions:
Proceeds from shares issued	$2,584,480	$1,478,925
Distributions reinvested	1,038,915	1,152,495
Cost of shares redeemed	(8,023,635)	(6,906,297)
Change in net assets resulting from capital transactions	$(4,400,240)	$(4,274,877)
Share Transactions:
Issued	139,367	105,344
Reinvested	63,135	66,922
Redeemed	(435,096)	(471,386)
Change in Shares	(232,594)	(299,120)

See notes to financial statements.

19

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Sophus Emerging Markets VIP Series
Year Ended December 31:
2021	$17.76	0.13	(0.91)	(0.78)	(0.16)	(0.30)
2020	$15.73	0.07	2.42	2.49	(0.32)	(0.14)
2019	$13.59	0.29	2.85	3.14	(0.16)	(0.84)
2018	$18.79	0.20	(3.79)	(3.59)	(0.14)	(1.47)
2017	$13.26	0.17	5.51	5.68	(0.15)	—

*  Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

See notes to financial statements.

20

Victory Variable Insurance Funds	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*(b)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
Victory Sophus Emerging Markets VIP Series
Year Ended December 31:
2021	(0.46)	$16.52	(4.42)%	1.35%	0.68%	1.53%	$38,014	85%
2020	(0.46)	$17.76	16.02%	1.35%	0.49%	1.48%	$45,020	96%
2019	(1.00)	$15.73	23.28%	1.35%	1.93%	1.40%	$44,571	91%
2018	(1.61)	$13.59	(18.97)%	1.34%	1.12%	1.34%	$42,385	105%
2017	(0.15)	$18.79	42.88%	1.33%	1.03%	1.33%	$62,550	99%

See notes to financial statements.

21

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2021

1. Organization:

Victory Variable Insurance Funds (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of eight funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Sophus Emerging Markets VIP Series (the "Fund"), a series of the Trust. The Fund offers a single class of shares: Class I. The Fund's shares are only available for purchase by certain separate accounts of insurance companies as investments for certain variable annuity plans and variable life insurance contracts issued by those insurance companies. The Fund is classified as diversified under the 1940 Act.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs") and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of December 31, 2021, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$5,554,600	$32,026,828	$—	$37,581,428
Collateral for Securities Loaned	308,345	—	—	308,345
Total	$5,862,945	$32,026,828	$—	$37,889,773

For the year ended December 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Fund enters into foreign exchange currency contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Fund does not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. For the year ended December 31, 2021, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table is a summary of the Fund's securities lending transactions as of December 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$292,806	$—	$308,345

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

For the year ended December 31, 2021, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2021, were as follows for the Fund:

Excluding U.S. Government Securities
Purchases	Sales
$36,660,705	$41,654,951

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary

25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 1.00% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended December 31, 2021, are reflected on the Statement of Operations as Investment advisory fees.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion		$15 billion – $30 billion		Over $30 billion
0.08	%, plus	0.05	%, plus	0.04%

Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Portfolios, Victory Portfolios II and USAA Mutual Funds (collectively, the "Victory Funds Complex"), in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Transfer agent fees.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

26

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2022. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2021, the expense limit (excluding voluntary waivers) is 1.35%.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of December 31, 2021, the following amounts are available to be repaid to the Adviser. The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at December 31, 2021.

Expires 2022	Expires 2023	Expires 2024	Total
$22,632	$50,693	$78,687	$152,012

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund is not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk — Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Emerging Markets Risk — The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government

27

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month London InterBank Offered Rate ("LIBOR") plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to each fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended December 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2021.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

28

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2021			Year Ended December 31, 2020
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$354,923	$683,992	$1,038,915	$793,136	$359,359	$1,152,495

As of December 31, 2021, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$3,022,249	$3,278,576	$6,300,825	$6,714,319	$13,015,144

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.

As of December 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$31,097,531	$8,941,243	$(2,149,001)	$6,792,242

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory Sophus Emerging Markets VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the years ended December 31, 2018 and prior, were audited by other auditors whose report dated February 15, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 16, 2022

30

Victory Variable Insurance Funds	Supplemental Information December 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their position with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees eight portfolios in the Trust, 41 portfolios in Victory Portfolios, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Trustee, Carlyle Secured Lending III (since 2021).
E. Lee Beard,* Born August 1951	Trustee	February 2005	Retired (since 2015)	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	None.

31

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, Born December 1944	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008

Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.; Chairman and Chief Executive Officer (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard and Mr. Meyer as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser; Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Sean Fox, Born September 1976	Deputy Chief Compliance Officer	July 2021	Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019).
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	February 1998	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

33

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021, through December 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value 12/31/21	Actual Expenses Paid During Period 7/1/21-12/31/21*	Hypothetical Expenses Paid During Period 7/1/21-12/31/21*	Annualized Expense Ratio During Period 7/1/21-12/31/21
$1,000.00	$876.50	$1,018.40	$6.35	$6.87	1.35%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

34

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2021, the Fund paid qualified dividend income for the purposes of reduced individual federal income tax rates of 79%.

For the year ended December 31, 2021, the Fund designated long-term capital gain distributions in the amount of $683,992.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per shares outstanding on December 31, 2021, were $0.44 and $0.05, respectively.

35

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at a meeting, which was called for that purpose, on November 30, 2021. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at the meetings on October 19, 2021, and November 30, 2021. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Fund's advisory arrangements by a consultant retained through their counsel.

The Board took into consideration regular reports from the Adviser throughout the COVID-19 pandemic public health crisis concerning how the ongoing pandemic has affected market volatility, investment risk, liquidity and valuation of portfolio securities, and the implementation and effectiveness of business continuity plans. These reports also had confirmed that the pandemic had no material impact on the Adviser's operations.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows (acknowledging that economies of scale can be complex to assess and typically are not directly measurable);

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board also considered a memorandum that it requested the Adviser to prepare that addressed the Fund's total net expense ratio that ranked within the fourth quartile (most expensive) in relation to its peers as evaluated by a consultant. The Adviser reviewed additional relevant circumstances, which included, among other things, the Fund's performance, and small or decreasing assets.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. The Board

36

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

retained an consultant to provide comparative information about fees and performance. The Board met with the consultant to review its inputs and methodologies, among other things. The Board compared the Fund's total operating expense ratio on a net and gross basis with a universe of comparable mutual funds compiled by the consultant and a peer group of funds with similar investment strategies selected by that consultant from the universe. The Board reviewed the factors and methodology used by the consultant in the selection of the Fund's peer group, including the consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which would be a structure that results in reduced fees as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus.

The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group median for the one-, five- and ten-year periods, and underperformed both the benchmark index and the peer group median for the three-year period.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

37

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

38

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-SEMVIP-AR (12/21)

December 31, 2021

Annual Report

Victory Variable Insurance Funds

Victory High Yield VIP Series

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Managers' Commentary/Investment Overview (Unaudited)	5
Investment Overview (Unaudited)	7
Investment Objective & Portfolio Holdings (Unaudited)	8
Schedule of Portfolio Investments	9
Financial Statements
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Supplemental Information (Unaudited)
Trustee and Officer Information	30
Proxy Voting and Portfolio Holdings Information	33
Expense Example	33
Additional Federal Income Tax Information	34
Advisory Contract Renewal	35
Privacy Policy (inside back cover)

1

The Fund is distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

Another year has passed, but unfortunately the pandemic endures. Yet, looking back on the year ended 2021, it is evident that financial markets have endured as well, despite stiff headwinds — including new COVID-19 variants; disruption among global supply chains; uncomfortable inflation readings; and the fear of rising interest rates.

Through it all, the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again registered a positive annual total return (that makes it 12 out of the past 13 years). This was largely driven by a U.S. economy that bounced back quickly after what was effectively a global economic shutdown in 2020, and we witnessed robust earnings growth across many sectors thanks in no small part to continued fiscal stimulus and accommodative monetary policy. Underlying this positive performance were interesting differences among investment styles and market capitalizations. For example, growth-oriented investments outperformed value within large-caps but underperformed within both mid-caps and small-caps (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for higher interest rates next year?

There were other notable subplots to 2021. Early in the year we watched in disbelief as "meme stocks" — a few names that gained massive notoriety on social media platforms — went on stomach-churning roller coaster rides. Also, intriguing was how the biotech sector struggled mightily despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, while crypto assets captivated investors. Now we're all watching how crypto's underlying blockchain technologies might disrupt business-as-usual across industries in the years ahead. These were just a few of the highlights of the past year.

Through all the twists and turns, the S&P 500® Index registered an impressive annual total return of nearly 29% for the 12-month period ended December 31, 2021. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 59 basis points (a basis point is 1/100th of a percentage point), reflecting substantial fiscal stimuli and the U.S. Federal Reserve's (the "Fed") accommodative monetary stance (recently). At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 1.52%.

Despite the resiliency of financial markets, we fully acknowledge that the volatility and unusual events of recent years may have made investors uneasy at times. However, this simply underscores why it's important for investors to remain calm and unemotional in the face of market turmoil. A long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerance are some of the key ingredients for staying the course and progressing on your investment goals.

Of course, no one knows for certain what 2022 will bring. We are already facing a potential end to the Fed's accommodative monetary policies and the various forms of fiscal stimuli that helped revive the economy from the depths of the pandemic-induced market downturn. By all accounts, the Fed appears ready to raise short-term

3

interest rates, perhaps as early as the end of the first quarter, though any move will certainly be data dependent, and some are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. There will likely be new headwinds, some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at our investment franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your Victory Funds investment, brought to you by Victory Capital. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call 800-539-3863 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory Variable Insurance Funds

Victory High Yield VIP Series

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

Riskier asset classes were rewarded in 2021, particularly stocks, with the S&P 500® Index returning a stunning 28.71% for the year. This was equally applicable in fixed income, with high-yield bonds and leveraged loans outperforming, as most major fixed-income indexes posted negative returns for the year. The 10-year U.S. Treasury returned -3.6%.

Even as the Fed began to shift its focus from stimulus to inflation control late in the year, it is hard to overstate the influence of its accommodation on the markets. This supportive monetary policy was combined with strong economic growth, rising corporate earnings, and falling unemployment rates to help markets counter the continued impact of COVID-19, labor shortages, political gridlock, and supply chain disruptions.

The year began on a hopeful note, with COVID-19 vaccines rolling out and economic growth far outpacing expectations. But growth was tempered by vaccine shortages early in the year, followed by COVID-19 variant spikes and surging inflation later in the year. The Fed continued to exert a steadying influence on securities markets, but political stalemate clouded the fate of economic recovery legislation.

Through it all, investors stayed tuned to clear messages from strong revenue growth, improving margins, and healthier balance sheets. Reduced debt levels, falling default rates, higher profits, and ratings upgrades were particularly beneficial in the high-yield and leveraged-loan markets, where fixed income investors flocked in search of higher yields and lower interest rate risk.

The default rate is typically the biggest driver of returns in the below-investment-grade sphere, and it ended the year under 0.5%, which is substantially below historical averages and below similar points in past economic recoveries.

How did Victory High Yield VIP Series (the "Fund") perform during the reporting period?

The Fund returned 5.85% for the fiscal year ended December 31, 2021, outperforming the Bloomberg U.S. Corporate High Yield Bond Index (the "Index"), which returned 5.28% for the reporting period.

What strategies did you employ during the reporting period?

The Fund's management team takes a bottom-up approach to evaluating investments. We look for companies with strong free cash flow or situations in which our analysis finds less risk and more potential positive catalysts than the market is pricing in. We analyze each situation and layer it over our larger market views, favoring some sectors for their cyclical strength during the ongoing economic rebound and others because of more secular, long-term trends.

An out-of-index exposure to leveraged loans and security selection in B-rated bonds contributed to performance relative to the Index. Security selection in the Media and Entertainment sector and in CCC-rated bonds, which had bouts of volatility during the year, detracted from relative performance.

5

Victory Variable Insurance Funds

Victory High Yield VIP Series (continued)

Managers' Commentary (continued)

As the name suggests, the interest rates on floating-rate loans can increase in tandem with rising rates in the market, which gives them potential to not only mitigate duration risk but also to benefit as market rates increase and the Fed tightens monetary policy.

Even as interest rates rise, potentially making some bonds less attractive and putting some heavily indebted companies at risk, we still believe there are attractive opportunities given the historically low default rate, improving credit fundamentals, and extraordinary amounts of cash on the sidelines. We believe our exposure to floating-rate loans was appropriate during 2021 and positions the portfolio to benefit over time.

6

Victory Variable Insurance Funds

Victory High Yield VIP Series

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class I
INCEPTION DATE	9/13/99
	Net Asset Value	Bloomberg U.S. Corporate High Yield Index[1]
One Year	5.85%	5.28%
Five Year	7.86%	6.30%
Ten Year	6.93%	6.83%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower. Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

Victory High Yield VIP Series — Growth of $10,000

1The Bloomberg U.S. Corporate High Yield Index is generally considered to be representative of the investable universe of the U.S.-dominated high yield debt market. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

7

Victory Variable Insurance Funds Victory High Yield VIP Series	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide current income. Capital appreciation is a secondary objective.

Asset Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

8

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments December 31, 2021
Security Description	Shares or Principal Amount	Value
Common Stocks (0.9%)
Communication Services (0.7%):
iHeartMedia, Inc., Class A (a)	3,500	$73,640
Nexstar Media Group, Inc., Class A	684	103,270
Sinclair Broadcast Group, Inc., Class A	1,800	47,574
		224,484
Health Care (0.2%):
Surgery Partners, Inc. (a)	939	50,152
Total Common Stocks (Cost $229,076)		274,636
Senior Secured Loans (22.4%)
Air Medical Group Holdings, Inc., Incremental Term Loan B, First Lien, 5.25% (LIBOR06M+425bps), 3/14/25 (b)	$498,714	496,310
Caesars Resort Collection LLC, Term B-1 Loans, First Lien, 3.59% (LIBOR01M+350bps), 6/19/25 (b)	246,875	246,813
Chariot Buyer LLC, Initial Term Loans, First Lien, 4.00% (LIBOR01M+350bps), 11/3/28 (b)	200,000	199,750
Dayco Products LLC, Term Loans, First Lien, 4.43% (LIBOR03M+425bps), 5/19/24 (b)	477,500	467,950
Dynasty Acquisition Co., Inc., 2020 Specified Refi Term B-1 Loans, First Lien, 3.63% (LIBOR03M+350bps), 4/8/26 (b)	222,660	216,301
Golden Nugget, Inc., Senior Secured Term Loan, First Lien, 3.25% (LIBOR03M+250bps), 10/4/23 (b)	491,584	488,118
Great Outdoors Group LLC, Term B1, First Lien, 4.50% (LIBOR01M+375bps), 3/5/28 (b)	247,505	247,557
Holley Purchaser, Inc., Delayed Draw Term Commitment, First Lien, 4.50% (LIBOR03M+375bps), 11/12/28 (b) (g)	71,375	71,290
Holley Purchaser, Inc., Initial Term Loan, First Lien, 4.50% (LIBOR03M+375bps), 11/10/28 (b)	427,500	425,807
Jo-Ann Stores LLC, Term B-1 Loan, First Lien, 5.50% (LIBOR03M+475bps), 6/30/28 (b)	249,375	246,415
Knight Health Holdings LLC, Term Loan B, First Lien, 12/17/28 (c) (d)	500,000	467,500
Life Time, Inc., 2021 Refinancing Term Loan, First Lien, 5.75% (LIBOR03M+475bps), 12/15/24 (b)	80,478	80,830
LifeScan Global Corp., Initial Term Loan, First Lien, 6.13% (LIBOR03M+600bps), 10/1/24 (b)	395,000	385,267
Lucid Energy Group II Borrower LLC, Term Loan, First Lien, 5.00% (LIBOR03M+425bps), 11/24/28 (b)	500,000	493,500
Packaging Coordinators Midco, Inc., Term B Loans, First Lien, 4.25% (LIBOR03M+350bps), 12/1/27 (b)	124,686	124,582
Petco Health and Wellness Co., Inc., Initial Term Loans, First Lien, 4.00% (LIBOR03M+325bps), 2/25/28 (b)	397,000	396,130
PetSmart, Inc., Initial Term Loans, First Lien, 4.50% (LIBOR06M+375bps), 2/12/28 (b)	74,813	74,860
Phoenix Newco, Inc., Initial Term Loans, First Lien, 4.00% (LIBOR01M+350bps), 11/15/28 (b)	400,000	399,820
Standard Aero Ltd., 2020 SPCFD Refi Term B-2 Loans, First Lien, 3.63% (LIBOR03M+350bps), 4/8/26 (b)	119,710	116,291

See notes to financial statements.

9

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
SWF Holdings Corp., Initial Term Loans, First Lien, 4.75% (LIBOR01M+400bps), 10/6/28 (b)	$400,000	$396,000
The Hertz Corp., Initial Term B Loans, First Lien, 3.75% (LIBOR01M+325bps), 6/30/28 (b)	83,722	83,722
The Hertz Corp., Initial Term C Loan, First Lien, 3.75% (LIBOR01M+325bps), 6/30/28 (b)	15,858	15,858
The Michaels Cos., Inc., Term B Loans, First Lien, 5.00% (LIBOR03M+425bps), 4/15/28 (b)	298,500	295,569
United Airlines, Inc., Class B Term Loans, First Lien, 4.50% (LIBOR03M+375bps), 4/21/28 (b)	173,688	173,924
Victoria's Secret & Co., Initial Term Loans, First Lien, 3.75% (LIBOR03M+325bps), 8/2/28 (b)	99,750	99,439
Total Senior Secured Loans (Cost $6,698,630)		6,709,603
Corporate Bonds (68.5%)
Communication Services (12.2%):
AMC Networks, Inc., 4.75%, 8/1/25, Callable 2/7/22 @ 102.38	200,000	204,494
CSC Holdings LLC, 5.75%, 1/15/30, Callable 1/15/25 @ 102.88 (e)	250,000	249,965
Cumulus Media New Holdings, Inc., 6.75%, 7/1/26, Callable 7/1/22 @ 103.38 (e) (f)	452,000	469,700
Entercom Media Corp., 6.75%, 3/31/29, Callable 3/31/24 @ 103.38 (e) (f)	200,000	195,422
Gray Television, Inc., 4.75%, 10/15/30, Callable 10/15/25 @ 102.38 (e)	250,000	248,833
iHeartCommunications, Inc., 8.38%, 5/1/27, Callable 5/1/22 @ 104.19	350,000	369,355
Nexstar Broadcasting, Inc., 5.63%, 7/15/27, Callable 7/15/22 @ 104.22 (e)	500,000	526,980
Sinclair Television Group, Inc., 5.50%, 3/1/30, Callable 12/1/24 @ 102.75 (e) (g)	250,000	243,265
Sirius XM Radio, Inc., 5.50%, 7/1/29, Callable 7/1/24 @ 102.75 (e) (g)	250,000	269,682
TEGNA, Inc., 5.00%, 9/15/29, Callable 9/15/24 @ 102.5 (g)	250,000	256,375
Univision Communications, Inc.
6.63%, 6/1/27, Callable 6/1/23 @ 103.31 (e)	500,000	538,260
4.50%, 5/1/29, Callable 5/1/24 @ 102.25 (e)	100,000	101,265
		3,673,596
Consumer Discretionary (16.5%):
Academy Ltd., 6.00%, 11/15/27, Callable 11/15/23 @ 103 (e)	200,000	213,600
Affinity Gaming, 6.88%, 12/15/27, Callable 12/1/23 @ 103.44 (e)	250,000	261,562
Ambience Merger Sub, Inc., 7.13%, 7/15/29, Callable 7/15/24 @ 103.56 (e)	200,000	198,150
Beazer Homes USA, Inc., 5.88%, 10/15/27, Callable 10/15/22 @ 102.94 (f)	400,000	418,648
Diamond Sports Group LLC/Diamond Sports Finance Co., 6.63%, 8/15/27, Callable 8/15/22 @ 103.31 (e) (f) (g)	500,000	139,810
Ford Motor Co., 9.00%, 4/22/25, Callable 3/22/25 @ 100 (g)	250,000	305,575
Genting New York LLC/GENNY Capital, Inc., 3.30%, 2/15/26, Callable 1/15/26 @ 100 (e) (f)	250,000	247,508
LBM Acquisition LLC, 6.25%, 1/15/29, Callable 1/15/24 @ 103.13 (e)	200,000	199,220
Life Time, Inc., 5.75%, 1/15/26, Callable 1/15/23 @ 102.88 (e)	250,000	259,983
Magic Mergeco, Inc., 7.88%, 5/1/29, Callable 5/1/24 @ 103.94 (e)	150,000	147,882
Mattel, Inc., 5.45%, 11/1/41, Callable 5/1/41 @ 100	250,000	298,377
MGM Resorts International, 5.50%, 4/15/27, Callable 1/15/27 @ 100	250,000	268,005
Panther BF Aggregator 2 LP/Panther Finance Co., Inc., 8.50%, 5/15/27, Callable 5/15/22 @ 104.25 (e)	500,000	530,080

See notes to financial statements.

10

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.
5.63%, 9/1/29, Callable 9/1/24 @ 102.81 (e)	$200,000	$198,680
5.88%, 9/1/31, Callable 9/1/26 @ 102.98 (e)	400,000	401,752
Scientific Games International, Inc., 8.25%, 3/15/26, Callable 3/15/22 @ 104.13 (e)	300,000	316,263
Tenneco, Inc.
5.00%, 7/15/26, Callable 2/7/22 @ 102.5 (f)	130,000	125,606
7.88%, 1/15/29, Callable 1/15/24 @ 103.94 (e)	70,000	75,935
Viking Cruises Ltd., 13.00%, 5/15/25, Callable 5/15/22 @ 109.75 (e) (g)	300,000	339,492
		4,946,128
Consumer Staples (3.2%):
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.88%, 2/15/28, Callable 8/15/22 @ 104.41 (e)	250,000	265,465
B&G Foods, Inc., 5.25%, 4/1/25, Callable 2/7/22 @ 102.63	200,000	204,040
Simmons Foods, Inc./Simmons prepared Foods, Inc./Simmons Pet Food, Inc./ Simmons Feed, 4.63%, 3/1/29, Callable 3/1/24 @ 102.31 (e)	300,000	295,659
Triton Water Holdings, Inc., 6.25%, 4/1/29, Callable 4/1/24 @ 103.13 (e)	200,000	193,356
		958,520
Energy (2.3%):
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 6/15/29, Callable 6/15/24 @ 102.69 (e)	50,000	52,815
Antero Resources Corp.
8.38%, 7/15/26, Callable 1/15/24 @ 104.19 (e)	162,000	184,422
7.63%, 2/1/29, Callable 2/1/24 @ 103.81 (e)	84,000	93,567
Comstock Resources, Inc., 6.75%, 3/1/29, Callable 3/1/24 @ 103.38 (e)	250,000	271,075
Range Resources Corp., 5.00%, 3/15/23, Callable 12/15/22 @ 100	100,000	102,092
		703,971
Financials (6.8%):
AmWINS Group, Inc., 4.88%, 6/30/29, Callable 6/30/24 @ 102.44 (e)	150,000	151,784
BCPE Cycle Merger Sub II, Inc., 10.63%, 7/15/27, Callable 7/15/22 @ 105.31 (e)	300,000	306,975
BCPE Ulysses Intermediate, Inc., 7.75%, 4/1/27, Callable 4/1/23 @ 102 (e)	50,000	49,625
Compass Group Diversified Holdings LLC, 5.25%, 4/15/29, Callable 4/15/24 @ 102.63 (e)	200,000	210,340
Gray Escrow II, Inc., 5.38%, 11/15/31, Callable 11/15/26 @ 102.69 (e) (f)	125,000	128,530
Gray Television, Inc., 7.00%, 5/15/27, Callable 5/15/22 @ 105.25 (e)	250,000	267,290
LABL Escrow Issuer LLC, 10.50%, 7/15/27, Callable 7/15/22 @ 105.25 (e) (g)	250,000	262,372
Mozart Debt Merger Sub, Inc., 5.25%, 10/1/29, Callable 10/1/24 @ 102.63 (e)	100,000	101,557
SWF Escrow Issuer Corp., 6.50%, 10/1/29, Callable 10/1/24 @ 103.25 (e)	50,000	48,025
Victors Merger Corp., 6.38%, 5/15/29, Callable 5/15/24 @ 103.19 (e)	200,000	187,798
White Capital Parent LLC, 8.25%, 3/15/26, Callable 3/15/22 @ 102 (e)	150,000	153,584
Wolverine Escrow LLC, 13.13%, 11/15/27, Callable 11/15/22 @ 109.84 (e) (f)	250,000	159,510
		2,027,390
Health Care (6.5%):
Air Methods Corp., 8.00%, 5/15/25, Callable 2/7/22 @ 102 (e) (f) (g)	250,000	214,950
CHS/Community Health Systems, Inc., 6.13%, 4/1/30, Callable 4/1/25 @ 103.06 (e)	300,000	296,697
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 7.25%, 2/1/28, Callable 2/1/23 @ 103.63 (e)	148,000	159,014

See notes to financial statements.

11

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Radiology Partners, Inc., 9.25%, 2/1/28, Callable 2/1/23 @ 104.63 (e) (g)	$300,000	$315,183
Regional Care Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26, Callable 2/7/22 @ 104.88 (e)	300,000	316,524
Team Health Holdings, Inc., 6.38%, 2/1/25, Callable 1/24/22 @ 101.59 (e) (f)	350,000	329,413
Tenet Healthcare Corp., 6.13%, 10/1/28, Callable 10/1/23 @ 103.06 (e)	300,000	316,983
		1,948,764
Industrials (15.8%):
Ahern Rentals, Inc., 7.38%, 5/15/23, Callable 2/7/22 @ 100 (e)	500,000	474,305
American Airlines, Inc., 11.75%, 7/15/25 (e)	250,000	310,815
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.50%, 4/20/26 (e)	125,000	130,089
5.75%, 4/20/29 (e)	150,000	160,413
Apex Tool Group LLC/BC Mountain Finance, Inc., 9.00%, 2/15/23, Callable 2/7/22 @ 100 (e) (f)	250,000	237,330
Aramark Services, Inc., 6.38%, 5/1/25, Callable 5/1/22 @ 103.19 (e)	250,000	261,295
Cargo Aircraft Management, Inc., 4.75%, 2/1/28, Callable 2/1/23 @ 102.38 (e)	200,000	203,824
Madison IAQ LLC
4.13%, 6/30/28, Callable 6/30/24 @ 102.06 (e)	200,000	201,054
5.88%, 6/30/29, Callable 6/30/24 @ 102.94 (e)	200,000	200,020
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27, Callable 6/30/23 @ 103.25 (e)	250,000	267,222
NESCO Holdings II, Inc., 5.50%, 4/15/29, Callable 4/15/24 @ 102.75 (e)	100,000	103,410
Pike Corp., 5.50%, 9/1/28, Callable 9/1/23 @ 102.75 (e)	500,000	501,640
SRS Distribution, Inc., 6.13%, 7/1/29, Callable 7/1/24 @ 103.06 (e) (f)	125,000	127,327
The Hertz Corp., 5.00%, 12/1/29, Callable 12/1/24 @ 102.5 (e)	500,000	501,310
TransDigm, Inc., 4.63%, 1/15/29, Callable 1/15/24 @ 102.31	500,000	498,485
Triumph Group, Inc., 6.25%, 9/15/24, Callable 2/7/22 @ 101.56 (e)	175,000	176,066
Wabash National Corp., 4.50%, 10/15/28, Callable 10/15/24 @ 102.25 (e)	100,000	100,877
WESCO Distribution, Inc., 7.25%, 6/15/28, Callable 6/15/23 @ 103.63 (e)	250,000	274,880
		4,730,362
Information Technology (1.6%):
Caesars Entertainment, Inc., 8.13%, 7/1/27, Callable 7/1/23 @ 104.06 (e)	250,000	276,715
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 9/1/25, Callable 2/7/22 @ 103.75 (e)	200,000	207,612
		484,327
Materials (2.9%):
Allegheny Technologies, Inc., 5.13%, 10/1/31, Callable 10/1/26 @ 102.56	250,000	251,708
CVR Partners LP/CVR Nitrogen Finance Corp., 6.13%, 6/15/28, Callable 6/15/24 @ 103.06 (e) (f)	200,000	211,390
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 7/15/25 (e)	150,000	159,097
Midas OpCo Holdings LLC, 5.63%, 8/15/29, Callable 8/15/24 @ 102.81 (e)	250,000	255,835
		878,030
Real Estate (0.7%):
Adams Homes, Inc., 7.50%, 2/15/25, Callable 2/15/22 @ 103.75 (e)	200,000	208,428
Total Corporate Bonds (Cost $20,161,965)		20,559,516

See notes to financial statements.

12

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares or Principal Amount	Value
Yankee Dollars (5.0%)
Energy (0.7%):
TechnipFMC PLC, 6.50%, 2/1/26, Callable 2/1/23 @ 103.25 (e)	$200,000	$213,710
Health Care (1.0%):
Bausch Health Cos., Inc., 6.13%, 4/15/25, Callable 2/7/22 @ 102.04 (e)	313,000	319,473
Industrials (1.4%):
Bombardier, Inc., 7.88%, 4/15/27, Callable 4/15/22 @ 103.94 (e) (f)	400,000	414,796
Information Technology (0.7%):
ION Trading Technologies Sarl, 5.75%, 5/15/28, Callable 5/15/24 @ 102.88 (e)	200,000	206,030
Materials (1.2%):
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 4/15/26, Callable 2/7/22 @ 103.88 (e) (g)	250,000	254,403
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.13%, 4/1/29, Callable 4/1/24 @ 102.56 (e)	100,000	102,195
		356,598
Total Yankee Dollars (Cost $1,470,941)		1,510,607
Collateral for Securities Loaned (11.3%)^
BlackRock Liquidity Funds TempFund Portfolio, Institutional Shares, 0.04% (h)	78,976	78,976
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (h)	1,551,107	1,551,107
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (h)	39,413	39,413
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (h)	314,268	314,268
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (h)	1,413,010	1,413,010
Total Collateral for Securities Loaned (Cost $3,396,774)		3,396,774
Total Investments (Cost $31,957,386) — 108.1%		32,451,136
Liabilities in excess of other assets — (8.1)%		(2,435,105)
NET ASSETS — 100.00%		$30,016,031

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2021.

(c)  The rates for this senior secured loan will be known on settlement date of the loan, subsequent to this report date. Senior secured loans have rates that will fluctuate over time in line with prevailing interest rates.

(d)  Security or a portion of the security purchased on a delayed-delivery and/or when-issued basis.

(e)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2021, the fair value of these securities was $18,767,363 and amounted to 62.5% of net assets.

(f)  All or a portion of this security is on loan.

See notes to financial statements.

13

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments — continued December 31, 2021

(g)  The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. At December 31, 2021 the Fund held unfunded or partially unfunded loan commitments of $49,802, which included a $198 unrealized loss.

(g)  All or a portion of the security has been segregated as collateral for securities purchased on a delayed-delivery and/or when-issued basis.

(h)  Rate disclosed is the daily yield on December 31, 2021.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2021, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2021, based on the last reset date of the security

LIBOR06M — 6 Month US Dollar LIBOR, rate disclosed as of December 31, 2021, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

See notes to financial statements.

14

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2021
	Victory High Yield VIP Series
Assets:
Investments, at value (Cost $31,957,386)	$32,451,136	(a)
Cash	1,074,492
Receivables:
Interest and dividends	422,163
Capital shares issued	23,717
Investments sold	1,440
From Adviser	4,165
Prepaid expenses	60
Total Assets	33,977,173
Liabilities:
Payables:
Collateral received on loaned securities	3,396,774
Investments purchased	515,000
Capital shares redeemed	767
Accrued expenses and other payables:
Investment advisory fees	15,275
Administration fees	1,578
Custodian fees	1,502
Transfer agent fees	9,885
Compliance fees	18
Trustees' fees	327
Other accrued expenses	20,016
Total Liabilities	3,961,142
Net Assets:
Capital	30,793,129
Total accumulated earnings/(loss)	(777,098)
Net Assets	$30,016,031
Shares (unlimited shares authorized with a par value of $0.001 per share):	4,058,860
Net asset value:	$7.40

(a)  Includes $3,256,202 of securities on loan.
See notes to financial statements.

15

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2021
Victory High Yield VIP Series
Investment Income:
Dividends	$4,250
Interest	1,886,601
Securities lending (net of fees)	8,480
Total Income	1,899,331
Expenses:
Investment advisory fees	186,731
Administration fees	17,172
Sub-Administration fees	17,000
Custodian fees	8,798
Transfer agent fees	41,757
Trustees' fees	3,958
Compliance fees	229
Legal and audit fees	13,807
Other expenses	17,774
Total Expenses	307,226
Expenses waived/reimbursed by Adviser	(30,244)
Net Expenses	276,982
Net Investment Income (Loss)	1,622,349
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	719,581
Net change in unrealized appreciation/depreciation on investment securities	(602,913)
Net realized/unrealized gains (losses) on investments	116,668
Change in net assets resulting from operations	$1,739,017

See notes to financial statements.

16

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory High Yield VIP Series
	Year Ended December 31, 2021	Year Ended December 31, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$1,622,349	$1,736,559
Net realized gains (losses) from investments	719,581	41,667
Net change in unrealized appreciation/depreciation on investments	(602,913)	380,633
Change in net assets resulting from operations	1,739,017	2,158,859
Change in net assets resulting from distributions to shareholders	(1,738,466)	(1,971,688)
Change in net assets resulting from capital transactions	(103,585)	(807,644)
Change in net assets	(103,034)	(620,473)
Net Assets:
Beginning of period	30,119,065	30,739,538
End of period	$30,016,031	$30,119,065
Capital Transactions:
Proceeds from shares issued	3,641,373	1,973,754
Distributions reinvested	1,738,466	1,971,688
Cost of shares redeemed	(5,483,424)	(4,753,086)
Change in net assets resulting from capital transactions	(103,585)	(807,644)
Share Transactions:
Issued	473,954	274,154
Reinvested	235,884	267,529
Redeemed	(711,051)	(659,131)
Change in Shares	(1,213)	(117,448)

See notes to financial statements.

17

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
Victory High Yield VIP Series
Year Ended December 31:
2021	$7.42	0.40	0.03	0.43	(0.45)	(0.45)
2020	$7.36	0.44	0.14	0.58	(0.52)	(0.52)
2019	$6.84	0.47	0.62	1.09	(0.57)	(0.57)
2018	$6.86	0.45	(0.43)	0.02	(0.04)	(0.04)
2017	$6.63	0.42	0.24	0.66	(0.43)	(0.43)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

See notes to financial statements.

18

Victory Variable Insurance Funds	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return(b)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
Victory High Yield VIP Series
Year Ended December 31:
2021	$7.40	5.85%	0.89%	5.21%	0.99%	$30,016	75%
2020	$7.42	7.92%	0.89%	6.10%	1.04%	$30,119	91%
2019	$7.36	15.89%	0.89%	6.22%	0.99%	$30,739	60%
2018	$6.84	0.29%	0.83%	6.38%	0.83%	$30,918	94%
2017	$6.86	9.94%	0.79%	6.02%	0.79%	$37,411	173%

See notes to financial statements.

19

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2021

1. Organization:

Victory Variable Insurance Funds (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of eight funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the High Yield VIP Series (the "Fund"), a series of the Trust. The Fund offers a single class of shares: Class I. The Fund's shares are only available for purchase by certain separate accounts of insurance companies as investments for certain variable annuity plans and variable life insurance contracts issued by those insurance companies. The Fund is classified as diversified under the 1940 Act.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), are valued at the closing price on the exchange or system where the security is principally traded, if

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2021, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$274,636	$—	$—	$274,636
Senior Secured Loans	—	6,709,603	—	6,709,603
Corporate Bonds	—	20,559,516	—	20,559,516
Yankee Dollars	—	1,510,607	—	1,510,607
Collateral for Securities Loaned	3,396,774	—	—	3,396,774
Total	$3,671,410	$28,779,726	$—	$32,451,136

For the year ended December 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payables for Investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

Loans:

Floating rate loans in which the Fund invests are primarily "senior" loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note regarding below-investment-grade securities. The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations. Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statement of Operations.

The Fund may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees, and commitment fees. These fees are recorded as income when received. These amounts, if received, are included in Interest income on the Statement of Operations.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table is a summary of the Fund's securities lending transactions as of December 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$3,256,202	$—	$3,396,774

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

For the year ended December 31, 2021, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2021, were as follows:

Excluding U.S. Government Securities
Purchases	Sales
$21,633,442	$21,849,801

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended December 31, 2021, are reflected on the Statement of Operations as Investment advisory fees.

VCM has entered into a Sub-Advisory Agreement with Park Avenue Institutional Advisers LLC ("Park Avenue") with respect to the Fund. Park Avenue is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board. Sub-investment advisory fees, which are paid by VCM to Park Avenue, do not represent a separate or additional expense to the Fund.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion		$15 billion – $30 billion		Over $30 billion
0.08	%, plus	0.05	%, plus	0.04%

Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Portfolios, Victory Portfolios II and USAA Mutual Funds (collectively, the "Victory Funds Complex"), in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Transfer agent fees.

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2022. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2021, the expense limit (excluding voluntary waivers) is 0.89%.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of December 31, 2021, the following amounts are available to be repaid to the Adviser. The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at December 31, 2021.

Expires 2022	Expires 2023	Expires 2024	Total
$32,348	$43,362	$30,244	$105,954

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund is not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

High-Yield/Junk Bond Risk — Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest

25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Floating Rate Loan Risk — Investments in floating rate loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. There may be limited public information available regarding the loan. They may be difficult to value and may be illiquid. The receipt of principal and interest on some loans may be subject to the credit risk of a financial institution that issues or administers the loan. In certain circumstances, the Fund may not have the same protections available to investors under the federal securities laws. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund's investments in floating rate loans are more likely to decline. Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. The secondary market for floating rate loans is limited and, thus, the Fund's ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. The terms of many floating rate loans and other instruments are tied to the London Interbank Offered Rate ("LIBOR"), which functions as a reference rate or benchmark. LIBOR has been discontinued at the end of 2021, which may cause increased volatility and illiquidity in the markets for instruments with terms tied to LIBOR or other adverse consequences for these instruments. These events may adversely affect the Fund and its investments in such instruments.

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Funds' operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets, and a large portion of the Funds' assets are tied to LIBOR. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Funds and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include Ameribor (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Funds and the financial markets more generally. Concerns about market

26

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month LIBOR plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to each fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended December 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2021.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

27

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2021			Year Ended December 31, 2020
Distributions Paid From:			Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$1,738,466	$—	$1,738,466	$1,971,688	$—	$1,971,688

As of December 31, 2021, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$1,678,771	$1,678,771	$(2,917,056)	$461,187	$(777,098)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of December 31, 2021, the Fund had net capital loss carryforwards as summarized in the table below, which are not subject to expiration.

Short-Term Amount	Long-Term Amount	Total
$406,846	$2,510,210	$2,917,056

During the tax year ended December 31, 2021, the Fund utilized $681,744 of capital loss carryforwards.

As of December 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$31,989,949	$842,851	$(381,664)	$461,187

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory High Yield VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the years ended December 31, 2018 and prior, were audited by other auditors whose report dated February 15, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, counterparties and brokers; when replies were not received from counterparties and brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 16, 2022

29

Victory Variable Insurance Funds	Supplemental Information December 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their position with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees eight portfolios in the Trust, 41 portfolios in Victory Portfolios, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Trustee, Carlyle Secured Lending III (since 2021).
E. Lee Beard,* Born August 1951	Trustee	February 2005	Retired (since 2015)	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	None.

30

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, Born December 1944	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008

Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.; Chairman and Chief Executive Officer (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard and Mr. Meyer as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

31

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser; Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Sean Fox, Born September 1976	Deputy Chief Compliance Officer	July 2021	Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019).
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	February 1998	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021, through December 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value 12/31/21	Actual Expenses Paid During Period 7/1/21-12/31/21*	Hypothetical Expenses Paid During Period 7/1/21-12/31/21*	Annualized Expense Ratio During Period 7/1/21-12/31/21
$1,000.00	$1,009.50	$1,020.72	$4.51	$4.53	0.89%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

33

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2021, the Fund paid qualified dividend income for the purposes of reduced individual federal income tax rates of less than 1%.

Dividends qualified for corporate dividends received deductions of less than 1%.

34

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreements

The Board approved the advisory agreement with the Adviser, on behalf of the Fund (the "Advisory Agreement"), and the sub-advisory agreement between the Adviser and Park Avenue Institutional Advisers LLC (the "Sub-Adviser"), on behalf of the Fund (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements"), at a meeting, which was called for that purpose, on November 30, 2021. The Board also considered information relating to the Fund and the Agreements provided throughout the year and, more specifically, at the meetings on October 19, 2021, and November 30, 2021. In considering whether to approve the Agreements, the Board requested, and the Adviser and provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Fund's advisory arrangements by a consultant retained through their counsel.

The Board took into consideration regular reports from the Adviser and Sub-Adviser throughout the COVID-19 pandemic public health crisis concerning how the ongoing pandemic has affected market volatility, investment risk, liquidity and valuation of portfolio securities, and the implementation and effectiveness of business continuity plans. These reports also had confirmed that the pandemic had no material impact on the Adviser's (or the Sub-Adviser's) operations.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreements should be continued. The Board reviewed numerous factors with respect to the Fund, including the services to be provided by the Sub-Adviser. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows (acknowledging that economies of scale can be complex to assess and typically are not directly measurable);

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board also considered a memorandum that it requested the Adviser to prepare that addressed the Fund's total net expense ratio that ranked within the fourth quartile (most expensive) in relation to its peers as evaluated

35

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

by a consultant. The Adviser reviewed additional relevant circumstances, which included, among other things, the Fund's performance, and small or decreasing assets.

In considering whether the compensation paid to the Sub-Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Sub-Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The fees payable for the services;

•  Representations by the Adviser that the sub-advisory fee for the Fund is within the range of fees agreed to in the market for similar services;

•  Whether the fee would be sufficient to enable the Sub-Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  Research and other service benefits received by the Sub-Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Sub-Adviser as a result of its sub-advisory relationship with the Fund;

•  The capabilities and financial condition of the Sub-Adviser;

•  The nature, quality and extent of the oversight and compliance services provided by the Adviser;

•  The historical relationship between the Fund and the Sub-Adviser; and

•  Current economic and industry trends.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. The Board retained a consultant to provide comparative information about fees and performance. The Board met with the consultant to review its inputs and methodologies, among other things. The Board compared the Fund's total operating expense ratio on a net and gross basis with a universe of comparable mutual funds compiled by the consultant and a peer group of funds with similar investment strategies selected by that consultant from the universe. The Board reviewed the factors and methodology used by the consultant in the selection of the Fund's peer group, including the consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which would be a structure that results in reduced fees as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered information concerning the fee paid to the Sub-Adviser under the Sub-Advisory Agreement. The Board considered the relative roles and responsibilities of the Adviser and the Sub-Adviser with respect to the Fund and noted that, among other things: (1) the sub-advisory fees for the Fund are paid by the Adviser and, therefore, are not a direct expense of the Fund; and (2) the Adviser supervises the Sub-Adviser. The Board also considered the Adviser's representation that the fees to be paid to the Sub-Adviser are within the range of sub-advisory fees paid to other sub-advisers for similar services. The Board reviewed fees and other information related to the Sub-Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board recognized that because

36

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

the sub-advisory fees are paid by the Adviser, any arrangement by the Sub-Adviser to either increase or reduce its fee would have no direct impact on the Fund or its shareholders.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus.

The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index and considered the fact that the Fund outperformed both the benchmark index and the peer group median for all of the periods reviewed.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Based on its review of the information requested and provided, and following extended discussions, the Board concluded, among other things, that the Sub-Advisory Agreement, with respect to Fund, was consistent with the best interests of the Fund and its shareholders and unanimously approved the Sub-Advisory Agreement

37

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

(including the fees to be charged for services thereunder), on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the investment advisory services provided, the costs of these services and the estimated profitability of the Sub-Adviser's relationship with the Fund;

•  The nature, quality and extent of the investment advisory services provided by the portfolio management team of the Sub-Adviser which have resulted in each Fund achieving its stated investment objective;

•  The Sub-Adviser's representations regarding its staffing and capabilities to manage the Fund; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Sub-Adviser.

38

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-HYVIP-AR (12/21)

December 31, 2021

Annual Report

Victory Variable Insurance Funds

Victory RS International VIP Series

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Manager's Commentary/Investment Overview (Unaudited)	5
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Supplemental Information (Unaudited)
Trustee and Officer Information	29
Proxy Voting and Portfolio Holdings Information	32
Expense Example	32
Additional Federal Income Tax Information	33
Advisory Contract Renewal	34
Privacy Policy (inside back cover)

1

The Fund is distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

Another year has passed, but unfortunately the pandemic endures. Yet, looking back on the year ended 2021, it is evident that financial markets have endured as well, despite stiff headwinds — including new COVID-19 variants; disruption among global supply chains; uncomfortable inflation readings; and the fear of rising interest rates.

Through it all, the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again registered a positive annual total return (that makes it 12 out of the past 13 years). This was largely driven by a U.S. economy that bounced back quickly after what was effectively a global economic shutdown in 2020, and we witnessed robust earnings growth across many sectors thanks in no small part to continued fiscal stimulus and accommodative monetary policy. Underlying this positive performance were interesting differences among investment styles and market capitalizations. For example, growth-oriented investments outperformed value within large-caps but underperformed within both mid-caps and small-caps (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for higher interest rates next year?

There were other notable subplots to 2021. Early in the year we watched in disbelief as "meme stocks" — a few names that gained massive notoriety on social media platforms — went on stomach-churning roller coaster rides. Also, intriguing was how the biotech sector struggled mightily despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, while crypto assets captivated investors. Now we're all watching how crypto's underlying blockchain technologies might disrupt business-as-usual across industries in the years ahead. These were just a few of the highlights of the past year.

Through all the twists and turns, the S&P 500® Index registered an impressive annual total return of nearly 29% for the 12-month period ended December 31, 2021. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 59 basis points (a basis point is 1/100th of a percentage point), reflecting substantial fiscal stimuli and the U.S. Federal Reserve's (the "Fed") accommodative monetary stance (recently). At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 1.52%.

Despite the resiliency of financial markets, we fully acknowledge that the volatility and unusual events of recent years may have made investors uneasy at times. However, this simply underscores why it's important for investors to remain calm and unemotional in the face of market turmoil. A long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerance are some of the key ingredients for staying the course and progressing on your investment goals.

Of course, no one knows for certain what 2022 will bring. We are already facing a potential end to the Fed's accommodative monetary policies and the various forms of fiscal stimuli that helped revive the economy from the depths of the pandemic-induced market downturn. By all accounts, the Fed appears ready to raise short-term

3

interest rates, perhaps as early as the end of the first quarter, though any move will certainly be data dependent, and some are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. There will likely be new headwinds, some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at our investment franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your Victory Funds investment, brought to you by Victory Capital. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call 800-539-3863 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory Variable Insurance Funds

Victory RS International VIP Series

Manager's Commentary
(Unaudited)

What were the market conditions during the reporting period?

International equities (as measured by the MSCI EAFE Index (the "Index")) returned 11.26% over the year ended December 31, 2021, despite the emergence of new COVID-19 variants and rising prices for food, fuel, and consumer goods across the globe. Value-oriented stocks and smaller-cap stocks led market returns earlier in the year, as investors deployed capital into segments likely to benefit from an economic recovery. Developed economies with stronger COVID-19 vaccination programs tended to do better in the second quarter of 2021, though emerging markets also advanced on improving economic outlooks. Markets declined in the third quarter of 2021 as global supply chain constraints, surging virus cases and inflation fears slowed economic recovery. The emergence of the highly contagious COVID-19 Omicron variant and the prospect of tightening monetary policy briefly paused international equities' upward trajectory in November, but markets proved resilient, closing the final quarter of 2021 up 2.69% despite growing virus caseloads, persistent inflation, and continued supply bottlenecks.

How did Victory RS International VIP Series (the "Fund") perform during the reporting period?

The Fund returned 14.37% for the fiscal year ended December 31, 2021, outperforming the Index, which returned 11.26% during the reporting period.

What strategies did you employ during the reporting period?

We employ a blended investment approach that relies on both rigorous quantitative techniques and experienced analyst judgement. At the heart of the investment process is our proprietary QVS (Quality, Value and Sentiment) Model (the "Model"), which is designed to identify companies that have the potential to consistently create shareholder value, are reasonably valued, and exhibit favorable market sentiment. The Model helps us focus our resources, as we conduct additional research only on companies with the strongest Model recommendations. Making correct macro allocation calls can be immensely challenging, therefore we do not forecast regional performance and seek to remain sector- and region-neutral in constructing our portfolios. In our view, stock selection can be far more impactful to Fund performance than allocation.

The Fund's active return to the Index was aided by positive stock selection in several economic sectors, including Industrials, Consumer Staples, and Materials. An overweight to the weaker Communication Services sector detracted from relative performance, as did the Fund's allocation to cash. From a regional perspective, Fund investments in Japan, the United Kingdom, and Europe contributed the most to relative performance. Country-level contributors included the Netherlands and Norway, while detractors included Switzerland and Italy.

Nippon Yusen KK, a global logistics and transport company based in Japan was the Fund's top contributor to relative performance for the year. Other key contributors included Capgemini SE, a technology and consulting services multinational based in France, and ASM International NV, a semiconductor equipment provider based in the Netherlands. Individual detractors from relative performance included Japanese software firm Oracle Corporation Japan, and Capcom Co., Ltd., a video game developer also based in Japan. In addition, the Fund lost relative performance from not owning ASML Holding NV, a semiconductor equipment provider based in the Netherlands that performed well within the Index.

5

Victory Variable Insurance Funds

Victory RS International VIP Series

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class I
INCEPTION DATE	2/8/91
	Net Asset Value	MSCI EAFE Index[1]
One Year	14.37%	11.26%
Three Year	14.26%	13.54%
Five Year	10.87%	9.55%
Ten Year	8.73%	8.03%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower. Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

Victory RS International VIP Series — Growth of $10,000

1The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across Developed Markets countries around the world. This index does not include the effect of commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

Victory Variable Insurance Funds Victory RS International VIP Series	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital appreciation.

Top 10 Holdings*:

December 31, 2021

(% of Net Assets)

Nestle SA	4.4%
Roche Holding AG	3.6%
LVMH Moet Hennessy Louis Vuitton SE	3.2%
Toyota Motor Corp.	3.1%
Siemens AG	2.7%
SAP SE	2.2%
Diageo PLC	2.1%
Capgemini SE	2.0%
Atlas Copco AB	2.0%
Allianz SE	2.0%

Sector Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments December 31, 2021
Security Description	Shares	Value
Common Stocks (98.0%)
Australia (6.1%):
Consumer Discretionary (1.1%):
Aristocrat Leisure Ltd.	50,567	$1,603,784
Financials (1.2%):
Macquarie Group Ltd.	11,940	1,784,486
Health Care (1.4%):
CSL Ltd.	10,167	2,149,880
Materials (1.4%):
BHP Group Ltd. (a)	68,911	2,080,113
Real Estate (1.0%):
Scentre Group	675,847	1,554,383
		9,172,646
Belgium (1.0%):
Information Technology (1.0%):
Melexis NV	12,986	1,547,228
China (1.2%):
Communication Services (0.7%):
Tencent Holdings Ltd.	17,300	1,009,507
Financials (0.5%):
China Merchants Bank Co. Ltd., Class H	100,500	781,873
		1,791,380
Denmark (1.5%):
Consumer Discretionary (0.5%):
Pandora A/S	5,979	743,830
Consumer Staples (1.0%):
Royal Unibrew A/S	13,409	1,508,479
		2,252,309
France (9.2%):
Consumer Discretionary (4.3%):
La Francaise des Jeux SAEM (b)	36,357	1,611,111
LVMH Moet Hennessy Louis Vuitton SE	5,853	4,836,670
		6,447,781
Energy (0.5%):
Gaztransport Et Technigaz SA	7,127	664,925
Industrials (0.7%):
Safran SA	8,678	1,062,291
Information Technology (2.0%):
Capgemini SE	12,455	3,052,198

See notes to financial statements.

8

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Materials (1.7%):
Arkema SA	18,314	$2,584,686
		13,811,881
Germany (8.0%):
Consumer Discretionary (1.1%):
Volkswagen AG, Preference Shares	7,976	1,602,097
Financials (2.0%):
Allianz SE, Registered Shares	12,489	2,945,369
Industrials (2.7%):
Siemens AG, Registered Shares	23,624	4,091,366
Information Technology (2.2%):
SAP SE	23,614	3,323,116
		11,961,948
Hong Kong (2.9%):
Financials (1.5%):
AIA Group Ltd.	220,000	2,220,498
Real Estate (1.4%):
CK Asset Holdings Ltd.	350,000	2,207,859
		4,428,357
Italy (4.0%):
Health Care (1.3%):
Recordati Industria Chimica e Farmaceutica SpA	30,344	1,948,334
Utilities (2.7%):
Enel SpA	285,852	2,285,486
Snam SpA	282,027	1,698,541
		3,984,027
		5,932,361
Japan (22.2%):
Communication Services (1.7%):
Capcom Co. Ltd.	49,400	1,163,639
Kakaku.com, Inc.	53,900	1,441,174
		2,604,813
Consumer Discretionary (4.2%):
Toyota Motor Corp.	252,600	4,669,515
ZOZO, Inc.	51,400	1,602,938
		6,272,453
Consumer Staples (1.1%):
Toyo Suisan Kaisha Ltd.	38,200	1,619,901

See notes to financial statements.

9

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Financials (2.6%):
JAFCO Group Co. Ltd.	13,200	$759,548
Mitsubishi UFJ Financial Group, Inc.	322,500	1,755,440
Tokio Marine Holdings, Inc.	25,700	1,430,959
		3,945,947
Health Care (3.3%):
Hoya Corp.	19,800	2,938,669
Shionogi & Co. Ltd.	28,800	2,026,327
		4,964,996
Industrials (4.7%):
en Japan, Inc.	32,200	910,145
Fuji Electric Co. Ltd.	52,600	2,873,940
Nippon Yusen KK	19,200	1,464,311
OKUMA Corp.	17,300	770,067
Sanwa Holdings Corp.	99,000	1,057,304
		7,075,767
Information Technology (3.2%):
Fujitsu Ltd.	13,600	2,337,248
Oracle Corp.	9,600	729,472
Ulvac, Inc.	27,000	1,689,222
		4,755,942
Real Estate (0.7%):
Sumitomo Realty & Development Co. Ltd.	33,800	996,625
Utilities (0.7%):
Chubu Electric Power Co., Inc.	105,600	1,115,596
		33,352,040
Netherlands (5.4%):
Communication Services (1.2%):
Koninklijke KPN NV	583,700	1,809,669
Financials (1.6%):
ING Groep NV	176,934	2,459,687
Industrials (1.4%):
Wolters Kluwer NV	17,766	2,090,882
Information Technology (1.2%):
ASM International NV	4,092	1,806,114
		8,166,352
New Zealand (0.7%):
Health Care (0.7%):
Fisher & Paykel Healthcare Corp. Ltd.	48,621	1,088,969
Norway (1.8%):
Energy (0.5%):
Aker BP ASA	24,395	750,424

See notes to financial statements.

10

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Financials (1.3%):
SpareBank 1 SMN	114,640	$1,935,793
		2,686,217
Spain (1.4%):
Communication Services (0.0%): (c)
Telefonica SA (a)	15,376	66,667
Financials (1.4%):
Banco Bilbao Vizcaya Argentaria SA	345,968	2,051,741
		2,118,408
Sweden (2.7%):
Industrials (2.7%):
Atlas Copco AB, Class B	51,927	3,051,287
Nibe Industrier AB, Class B	65,073	983,597
		4,034,884
Switzerland (13.8%):
Consumer Staples (5.3%):
Coca-Cola HBC AG	40,395	1,398,441
Nestle SA, Registered Shares	46,845	6,542,527
		7,940,968
Financials (2.3%):
Partners Group Holding AG	1,049	1,732,269
UBS Group AG	95,249	1,710,216
		3,442,485
Health Care (5.3%):
Novartis AG, Registered Shares	28,819	2,533,218
Roche Holding AG	12,986	5,389,163
		7,922,381
Industrials (0.9%):
Adecco Group AG	26,648	1,358,359
		20,664,193
United Kingdom (16.1%):
Communication Services (0.8%):
ITV PLC (d)	833,180	1,252,559
Consumer Discretionary (1.0%):
Next PLC	13,399	1,481,705
Consumer Staples (3.1%):
Diageo PLC	58,229	3,183,164
Imperial Brands PLC	66,769	1,462,968
		4,646,132

See notes to financial statements.

11

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Energy (3.2%):
BP PLC	565,228	$2,532,122
Royal Dutch Shell PLC, Class A	101,333	2,220,256
		4,752,378
Financials (2.3%):
Close Brothers Group PLC	46,907	894,490
Intermediate Capital Group PLC	43,664	1,300,113
Legal & General Group PLC	328,425	1,326,040
		3,520,643
Health Care (0.5%):
CVS Group PLC	27,068	822,448
Industrials (1.5%):
Ashtead Group PLC	28,044	2,260,351
Materials (3.7%):
Croda International PLC	19,993	2,737,981
Evraz PLC	82,954	678,096
Rio Tinto PLC	31,971	2,107,992
		5,524,069
		24,260,285
Total Common Stocks (Cost $110,344,920)		147,269,458
Exchange-Traded Funds (0.1%)
United States (0.1%):
iShares MSCI EAFE ETF	1,927	151,616
Total Exchange-Traded Funds (Cost $139,450)		151,616
Collateral for Securities Loaned (0.0%)^ (c)
United States (0.0%):
BlackRock Liquidity Funds TempFund, Institutional Shares, 0.04% (e)	507	507
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (e)	9,963	9,963
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (e)	253	253
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (e)	2,019	2,019
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (e)	9,076	9,076
Total Collateral for Securities Loaned (Cost $21,818)		21,818
Total Investments (Cost $110,506,188) — 98.1%		147,442,892
Other assets in excess of liabilities — 1.9%		2,812,282
NET ASSETS — 100.00%		$150,255,174

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

See notes to financial statements.

12

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2021

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2021, the fair value of these securities was $1,611,111 and amounted to 1.1% of net assets.

(c)  Amount represents less than 0.05% of net assets.

(d)  Non-income producing security.

(e)  Rate disclosed is the daily yield on December 31, 2021.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

13

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2021
	Victory RS International VIP Series
Assets:
Investments, at value (Cost $110,506,188)	$147,442,892	(a)
Foreign currency, at value (Cost $73,543)	73,990
Cash	2,072,596
Receivables:
Interest and dividends	28,388
Capital shares issued	9,173
Reclaims	787,364
From Adviser	77,400
Prepaid expenses	281
Total Assets	150,492,084
Liabilities:
Payables:
Collateral received on loaned securities	21,818
Capital shares redeemed	8,027
Accrued expenses and other payables:
Investment advisory fees	100,414
Administration fees	7,804
Custodian fees	7,498
Transfer agent fees	63,395
Compliance fees	88
Trustees' fees	324
Other accrued expenses	27,542
Total Liabilities	236,910
Net Assets:
Capital	104,410,015
Total accumulated earnings/(loss)	45,845,159
Net Assets	$150,255,174
Shares (unlimited shares authorized with a par value of $0.001 per share):	7,774,318
Net asset value:	$19.33

(a)  Includes $86,698 of securities on loan.

See notes to financial statements.

14

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2021
Victory RS International VIP Series
Investment Income:
Dividends	$5,058,954
Interest	98
Securities lending (net of fees)	12,414
Foreign tax withholding	(559,420)
Total Income	4,512,046
Expenses:
Investment advisory fees	1,224,615
Administration fees	84,466
Sub-Administration fees	17,000
Custodian fees	54,903
Transfer agent fees	84,409
Trustees' fees	11,637
Compliance fees	1,119
Legal and audit fees	20,328
Interest fees	264
Other expenses	40,594
Total Expenses	1,539,335
Expenses waived/reimbursed by Adviser	(115,399)
Net Expenses	1,423,936
Net Investment Income (Loss)	3,088,110
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	10,725,308
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	6,751,760
Net realized/unrealized gains (losses) on investments	17,477,068
Change in net assets resulting from operations	$20,565,178

See notes to financial statements.

15

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory RS International VIP Series
	Year Ended December 31, 2021	Year Ended December 31, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$3,088,110	$2,693,526
Net realized gains (losses) from investments	10,725,308	2,307,844
Net change in unrealized appreciation/depreciation on investments	6,751,760	3,006,295
Change in net assets resulting from operations	20,565,178	8,007,665
Change in net assets resulting from distributions to shareholders	(5,959,356)	(7,693,180)
Change in net assets resulting from capital transactions	(12,133,257)	(1,566,021)
Change in net assets	2,472,565	(1,251,536)
Net Assets:
Beginning of period	147,782,609	149,034,145
End of period	$150,255,174	$147,782,609
Capital Transactions:
Proceeds from shares issued	$3,983,473	$8,248,594
Distributions reinvested	5,959,356	7,693,180
Cost of shares redeemed	(22,076,086)	(17,507,795)
Change in net assets resulting from capital transactions	$(12,133,257)	$(1,566,021)
Share Transactions:
Issued	203,842	519,213
Reinvested	309,776	439,797
Redeemed	(1,136,496)	(1,089,531)
Change in Shares	(622,878)	(130,521)

See notes to financial statements.

16

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17

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
Victory RS International VIP Series
Year Ended December 31:
2021	$17.60	0.39	2.13	2.52	(0.37)	(0.42)
2020	$17.48	0.32	0.75	1.07	(0.45)	(0.50)
2019	$15.47	0.43	3.09	3.52	(0.39)	(1.12)
2018	$17.64	0.38	(2.26)	(1.88)	(0.15)	(0.14)
2017	$14.31	0.31	3.36	3.67	(0.34)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

See notes to financial statements.

18

Victory Variable Insurance Funds	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
Victory RS International VIP Series
Year Ended December 31:
2021	(0.79)	$19.33	14.37%	0.93%	2.02%	1.01%	$150,255	35%
2020	(0.95)	$17.60	6.24%	0.93%	2.02%	0.98%	$147,783	54%
2019	(1.51)	$17.48	22.79%	0.93%	2.49%	0.96%	$149,034	32%
2018	(0.29)	$15.47	(10.66)%	0.93%	2.20%	0.94%	$142,524	44%
2017	(0.34)	$17.64	25.68%	0.93%	1.93%	0.95%	$181,518	57%

See notes to financial statements.

19

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2021

1. Organization:

Victory Variable Insurance Funds (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of eight funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the RS International VIP Series (the "Fund"), a series of the Trust. The Fund offers a single class of shares: Class I. The Fund's shares are only available for purchase by certain separate accounts of insurance companies as investments for certain variable annuity plans and variable life insurance contracts issued by those insurance companies. The Fund is classified as diversified under the 1940 Act.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of December 31, 2021, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$147,269,458	$—	$147,269,458
Exchange-Traded Funds	151,616	—	—	151,616
Collateral for Securities Loaned	21,818	—	—	21,818
Total	$173,434	$147,269,458	$—	$147,442,892

For the year ended December 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real-estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

Derivative Instruments:

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Fund enters into foreign exchange currency contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Fund does not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. For the year ended December 31, 2021, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table is a summary of the Fund's securities lending transactions as of December 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$86,698	$—	$21,818	(a)

(a) The Fund's cash collateral was under collateralized by $66,527 from December 29, 2021 through the end of the financial reporting period related to a corporate action that was incorrectly processed.

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

For the year ended December 31, 2021, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2021, were as follows:

Excluding U.S. Government Securities
Purchases	Sales
$52,341,376	$68,020,926

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.80% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended December 31, 2021, are reflected on the Statement of Operations as Investment advisory fees.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion		$15 billion – $30 billion		Over $30 billion
0.08	%, plus	0.05	%, plus	0.04%

Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Portfolios, Victory Portfolios II and USAA Mutual Funds (collectively, the "Victory Funds Complex"), in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Transfer agent fees.

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2022. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2021, the expense limit (excluding voluntary waivers) is 0.93%.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of December 31, 2021, the following amounts are available to be repaid to the Adviser. The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at December 31, 2021.

Expires 2022	Expires 2023	Expires 2024	Total
$37,537	$67,482	$115,399	$220,418

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund is not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

Stock Market Risk — Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Foreign Securities Risk — The Fund may invest in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments including the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments, which could affect the value of a Fund's investments in certain foreign countries. Governments of many countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Schedule of Portfolio Investments includes information on each Fund's holdings, including industry and/or geographic composition, as relevant.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month LIBOR plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to each fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended December 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period

26

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2021.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2021			Year Ended December 31, 2020
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$2,772,083	$3,187,273	$5,959,356	$3,686,535	$4,006,645	$7,693,180

As of December 31, 2021, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$5,107,510	$7,591,044	$12,698,554	$33,146,605	$45,845,159

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and passive foreign investment companies.

As of December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.

As of December 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$114,322,875	$39,646,700	$(6,526,683)	$33,120,017

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory RS International VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the years ended December 31, 2018 and prior, were audited by other auditors whose report dated February 15, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 16, 2022

28

Victory Variable Insurance Funds	Supplemental Information December 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their position with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees eight portfolios in the Trust, 41 portfolios in Victory Portfolios, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Trustee, Carlyle Secured Lending III (since 2021).
E. Lee Beard,* Born August 1951	Trustee	February 2005	Retired (since 2015)	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	None.

29

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, Born December 1944	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008

Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.; Chairman and Chief Executive Officer (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard and Mr. Meyer as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

30

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser; Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Sean Fox, Born September 1976	Deputy Chief Compliance Officer	July 2021	Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019).
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	February 1998	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

31

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021, through December 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value 12/31/21	Actual Expenses Paid During Period 7/1/21-12/31/21*	Hypothetical Expenses Paid During Period 7/1/21-12/31/21*	Annualized Expense Ratio During Period 7/1/21-12/31/21
$1,000.00	$1,027.00	$1,020.52	$4.75	$4.74	0.93%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2021, the Fund paid qualified dividend income for the purposes of reduced individual federal income tax rates of 94%.

For the year ended December 31, 2021, the Fund designated long-term capital gain distributions in the amount of $3,187,273.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per shares outstanding on December 31, 2021, were $0.56 and $0.09, respectively.

33

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at a meeting, which was called for that purpose, on November 30, 2021. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at the meetings on October 19, 2021, and November 30, 2021. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Fund's advisory arrangements by a consultant retained through their counsel.

The Board took into consideration regular reports from the Adviser throughout the COVID-19 pandemic public health crisis concerning how the ongoing pandemic has affected market volatility, investment risk, liquidity and valuation of portfolio securities, and the implementation and effectiveness of business continuity plans. These reports also had confirmed that the pandemic had no material impact on the Adviser's operations.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows (acknowledging that economies of scale can be complex to assess and typically are not directly measurable);

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. The Board retained a consultant to provide comparative information about fees and performance. The Board met with the consultant to review its inputs and methodologies, among other things. The Board compared the Fund's total operating expense ratio on a net and gross basis with a universe of comparable mutual funds compiled by the consultant and a peer group of funds with similar investment strategies selected by that consultant from the universe. The Board reviewed the factors and methodology used by the consultant in the selection of the Fund's

34

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

peer group, including the consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which would be a structure that results in reduced fees as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus. The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed both the benchmark index and the peer group median for the one-year period, and outperformed both the benchmark index and the peer group median for the three-, five- and ten-year periods.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

35

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

36

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-IVIP-AR (12/21)

December 31, 2021

Annual Report

Victory Variable Insurance Funds

Victory INCORE Investment Quality Bond VIP Series

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Manager's Commentary/Investment Overview (Unaudited)	5
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	9
Financial Statements
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	36
Supplemental Information (Unaudited)
Trustee and Officer Information	37
Proxy Voting and Portfolio Holdings Information	40
Expense Example	40
Additional Federal Income Tax Information	41
Advisory Contract Renewal	42
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

Another year has passed, but unfortunately the pandemic endures. Yet, looking back on the year ended 2021, it is evident that financial markets have endured as well, despite stiff headwinds — including new COVID-19 variants; disruption among global supply chains; uncomfortable inflation readings; and the fear of rising interest rates.

Through it all, the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again registered a positive annual total return (that makes it 12 out of the past 13 years). This was largely driven by a U.S. economy that bounced back quickly after what was effectively a global economic shutdown in 2020, and we witnessed robust earnings growth across many sectors thanks in no small part to continued fiscal stimulus and accommodative monetary policy. Underlying this positive performance were interesting differences among investment styles and market capitalizations. For example, growth-oriented investments outperformed value within large-caps but underperformed within both mid-caps and small-caps (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for higher interest rates next year?

There were other notable subplots to 2021. Early in the year we watched in disbelief as "meme stocks" — a few names that gained massive notoriety on social media platforms — went on stomach-churning roller coaster rides. Also, intriguing was how the biotech sector struggled mightily despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, while crypto assets captivated investors. Now we're all watching how crypto's underlying blockchain technologies might disrupt business-as-usual across industries in the years ahead. These were just a few of the highlights of the past year.

Through all the twists and turns, the S&P 500® Index registered an impressive annual total return of nearly 29% for the 12-month period ended December 31, 2021. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 59 basis points (a basis point is 1/100th of a percentage point), reflecting substantial fiscal stimuli and the U.S. Federal Reserve's (the "Fed") accommodative monetary stance (recently). At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 1.52%.

Despite the resiliency of financial markets, we fully acknowledge that the volatility and unusual events of recent years may have made investors uneasy at times. However, this simply underscores why it's important for investors to remain calm and unemotional in the face of market turmoil. A long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerance are some of the key ingredients for staying the course and progressing on your investment goals.

Of course, no one knows for certain what 2022 will bring. We are already facing a potential end to the Fed's accommodative monetary policies and the various forms of fiscal stimuli that helped revive the economy from the depths of the pandemic-induced market downturn. By all accounts, the Fed appears ready to raise short-term interest rates, perhaps as early as the end of the first quarter, though any move will certainly be data dependent, and some are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. There will likely be new headwinds, some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at our investment franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your Victory Funds investment, brought to you by Victory Capital. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call 800-539-3863 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

Victory Variable Insurance Funds

Victory INCORE Investment Quality Bond VIP Series

Manager's Commentary
(Unaudited)

What were the market conditions during the reporting period?

The main themes for 2021 were the reopening of the economy and the debate over transitory versus persistent inflation. Inflation has proven much more persistent than the Fed had previously expected, and consumer and business behavior is changing in response. Supply chains are being on-shored or near-shored for reliability in a move away from "just-in-time." Labor scarcity is contributing to delays and pushing wages higher. Looking at the positives, corporate fundamentals have been improving and default rates are expected to remain low. Companies have shown resilience through the pandemic as profitability has expanded amidst rising costs. Revenue and earnings before interest, taxes, depreciation, and amortization (EBITDA) have quickly recovered above pre-COVID-19 levels, and leverage is trending lower from its peak in 2020. For the year, the Bloomberg U.S. Treasuries Index returned -2.32% while the Bloomberg US Aggregate Bond Index (the "Index") returned -1.54%, their first negative performance since the taper-tantrum of 2013, albeit, after two back-to-back years of solid, high-single-digit returns in fixed income. The ICE BofAML Investment Grade Convertible Bond Index returned 10.42% for the year, while U.S. equity indices continued to perform well, with total returns between 20% – 30% for the year.

How did Victory INCORE Investment Quality Bond VIP Series (the "Fund") perform during the reporting period?

The Fund returned -0.22% for the fiscal year ended December 31, 2021, outperforming the Index, which returned -1.54% during the reporting period.

What strategies did you employ during the reporting period?

The Fund started the fourth quarter of 2021 underweight U.S. Treasurys and mortgage-backed securities, with corresponding overweight allocations to investment-grade corporate bonds, high-yield corporate bonds, and investment-grade convertible bonds. We maintained a corporate credit overweight as corporate fundamentals have been improving and default rates are expected to remain low. The Fund's shorter relative duration position and overweight to investment-grade convertible bonds contributed positively, while an overweight to corporate bonds detracted. Allocations to credit, investment-grade convertible bonds, as well as a shorter-duration position relative to the Index contributed positively throughout the year. In addition, the Fund's employment of a derivatives strategy overlay to efficiently manage the overall portfolio risks associated with the Fund's strategy contributed positively to performance during the year.

Victory Variable Insurance Funds

Victory INCORE Investment Quality Bond VIP Series

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class I
INCEPTION DATE	5/1/83
	Net Asset Value	Bloomberg US Aggregate Bond Index[1]
One Year	–0.22%	–1.54%
Five Year	3.85%	3.57%
Ten Year	3.32%	2.90%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower. Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

Victory INCORE Investment Quality Bond VIP Series — Growth of $10,000

1The Bloomberg US Aggregate Bond Index covers the U.S. investment-grade-rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide a high level of current income and capital appreciation without undue risk to principal.

Asset Allocation*:

December 31, 2021

(% of Net Assets)

* Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

This page is intentionally left blank.

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments December 31, 2021
Security Description	Shares or Principal Amount	Value
Asset-Backed Securities (3.4%)
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02%, 6/15/27, Callable 10/15/23 @ 100	$2,487,000	$2,484,123
GM Financial Consumer Automobile Receivables Trust, Series 2021-2, Class C, 1.28%, 1/19/27, Callable 10/16/24 @ 100	2,218,000	2,186,948
JPMorgan Chase Bank NA, Series 2021-2, Class C, 0.97%, 12/26/28, Callable 8/25/24 @ 100 (a)	1,504,977	1,501,809
Santander Drive Auto Receivables Trust, Series 2021-4, Class C, 1.26%, 2/16/27, Callable 9/15/25 @ 100	2,213,000	2,189,357
Santander Retail Auto Lease Trust, Series 2021-A, Class C, 1.14%, 3/20/26, Callable 4/20/24 @ 100 (a) (b)	6,080,000	6,022,498
Westlake Automobile Receivables Trust, Series 2021-1A, Class C, 0.95%, 3/16/26, Callable 3/15/24 @ 100 (a)	3,001,000	2,980,489
Westlake Automobile Receivables Trust, Series 2021-2A, Class C, 0.89%, 7/15/26, Callable 10/15/24 @ 100 (a)	3,162,000	3,107,214
Total Asset-Backed Securities (Cost $20,663,912)		20,472,438
Collateralized Mortgage Obligations (0.8%)
BANK, Series 2020-BN26, Class AS, 2.69%, 3/15/63, Callable 3/15/30 @ 100	2,590,000	2,643,695
Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class AS, 2.92%, 1/15/53, Callable 2/15/30 @ 100	2,241,000	2,320,379
Total Collateralized Mortgage Obligations (Cost $4,971,620)		4,964,074
Preferred Stocks (4.9%)
Financials (2.1%):
AMG Capital Trust II, 10/15/37, 5.15%	57,470	3,360,702
Bank of America Corp., Series L, 7.25% (b) (c)	2,568	3,711,787
KKR & Co., Inc., Series C, 9/15/23, 6.00% (d)	23,207	2,161,732
Wells Fargo & Co., Series L, 7.50% (c)	2,285	3,405,861
		12,640,082
Health Care (0.1%):
Danaher Corp., Series B, 4/15/23, 5.00% (d)	349	606,621
Industrials (0.5%):
Stanley Black & Decker, Inc., 11/15/22, 5.25% (d)	28,302	3,090,296
Utilities (2.2%):
American Electric Power Co., Inc., 8/15/23, 6.13% (d)	15,205	799,783
CenterPoint Energy, Inc., 9/15/29, 4.57%	8,930	519,637
Dominion Energy, Inc., Series A, 6/1/22, 7.25%	28,460	2,864,214
DTE Energy Co., 11/1/22, 6.25%	41,640	2,137,798
NextEra Energy, Inc., 3/1/23, 5.28%	67,460	3,881,648
NiSource, Inc., 3/1/24, 7.75%	1,950	218,380
The Southern Co., Series 2019, 8/1/22, 6.75%	46,025	2,473,844
		12,895,304
Total Preferred Stocks (Cost $27,486,773)		29,232,303
See notes to financial statements.

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Corporate Bonds (53.4%)
Communication Services (2.2%):
AT&T, Inc. 4.25%, 3/1/27, Callable 12/1/26 @ 100 (b)	$1,140,000	$1,265,104
1.65%, 2/1/28, Callable 12/1/27 @ 100 (d)	919,000	899,995
5.15%, 11/15/46, Callable 5/15/46 @ 100 (b) (d)	2,433,000	3,097,185
CenturyLink, Inc., 6.75%, 12/1/23	962,000	1,038,104
Comcast Corp. 3.45%, 2/1/50, Callable 8/1/49 @ 100 (d)	1,346,000	1,438,053
2.80%, 1/15/51, Callable 7/15/50 @ 100	1,166,000	1,114,404
Sirius XM Radio, Inc., 4.13%, 7/1/30, Callable 7/1/25 @ 102.06 (a)	1,190,000	1,193,189
Verizon Communications, Inc. 3.38%, 2/15/25 (b)	1,017,000	1,080,949
3.55%, 3/22/51, Callable 9/22/50 @ 100 (b)	2,110,000	2,281,015
		13,407,998
Consumer Discretionary (7.5%):
Booking Holdings, Inc., 0.75%, 5/1/25 (b) (d)	2,765,000	4,069,638
D.R. Horton, Inc., 2.50%, 10/15/24, Callable 9/15/24 @ 100 (b)	5,960,000	6,147,740
Dana, Inc., 5.63%, 6/15/28, Callable 6/15/23 @ 102.81	1,118,000	1,187,853
Expedia Group, Inc. 3.60%, 12/15/23, Callable 11/15/23 @ 100	1,712,000	1,779,795
2/15/26 (a) (d)	2,760,000	3,189,318
Ford Motor Co., 3/15/26 (a)	885,000	1,217,875
General Motors Co., 4.88%, 10/2/23 (b)	1,976,000	2,099,184
Hilton Domestic Operating Co., Inc., 4.88%, 1/15/30, Callable 1/15/25 @ 102.44	936,000	1,005,554
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 4/1/27, Callable 4/1/22 @ 102.44	1,115,000	1,151,271
Lear Corp., 3.50%, 5/30/30, Callable 2/28/30 @ 100	994,000	1,058,351
Lennar Corp., 5.00%, 6/15/27, Callable 12/15/26 @ 100	1,781,000	2,019,725
Marriott International, Inc., 3.60%, 4/15/24, Callable 3/15/24 @ 100 (d)	2,784,000	2,915,600
Meritage Homes Corp., 6.00%, 6/1/25, Callable 3/1/25 @ 100	587,000	656,366
Murphy Oil USA, Inc., 3.75%, 2/15/31, Callable 2/15/26 @ 101.88 (a)	856,000	850,727
NIKE, Inc., 3.88%, 11/1/45, Callable 5/1/45 @ 100	2,026,000	2,435,171
NVR, Inc. 3.95%, 9/15/22, Callable 6/15/22 @ 100 (b)	2,375,000	2,409,176
3.00%, 5/15/30, Callable 11/15/29 @ 100	2,303,000	2,392,587
PulteGroup, Inc., 5.00%, 1/15/27, Callable 10/15/26 @ 100 (d)	2,051,000	2,344,436
Ross Stores, Inc. 3.38%, 9/15/24, Callable 6/15/24 @ 100	1,220,000	1,276,962
0.88%, 4/15/26, Callable 3/15/26 @ 100	1,552,000	1,506,697
Whirlpool Corp., 2.40%, 5/15/31, Callable 2/15/31 @ 100	1,625,000	1,628,039
Yum! Brands, Inc., 3.63%, 3/15/31, Callable 12/15/30 @ 100	1,478,000	1,473,389
		44,815,454
Consumer Staples (2.2%):
7-Eleven, Inc., 0.80%, 2/10/24, Callable 2/10/22 @ 100 (a) (b)	3,126,000	3,090,114
Altria Group, Inc., 4.40%, 2/14/26, Callable 12/14/25 @ 100 (b)	898,000	986,148
BAT Capital Corp., 5.28%, 4/2/50, Callable 10/2/49 @ 100	1,686,000	1,913,559

See notes to financial statements.

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Church & Dwight Co., Inc. 2.45%, 8/1/22, Callable 7/1/22 @ 100 (b)	$620,000	$625,791
2.30%, 12/15/31, Callable 9/15/31 @ 100	1,231,000	1,239,666
Estee Lauder Cos., Inc., 4.15%, 3/15/47, Callable 9/15/46 @ 100	1,000,000	1,251,000
Reynolds American, Inc., 5.70%, 8/15/35, Callable 2/15/35 @ 100	1,835,000	2,179,576
Tyson Foods, Inc., 5.10%, 9/28/48, Callable 3/28/48 @ 100	1,271,000	1,709,762
		12,995,616
Energy (4.0%):
Chevron USA, Inc., 3.85%, 1/15/28, Callable 10/15/27 @ 100	2,725,000	3,027,666
Continental Resources, Inc. 4.50%, 4/15/23, Callable 1/15/23 @ 100 (b)	2,084,000	2,151,522
2.27%, 11/15/26, Callable 11/15/23 @ 100 (a)	2,295,000	2,279,027
EOG Resources, Inc., 4.95%, 4/15/50, Callable 10/15/49 @ 100	1,196,000	1,627,613
EQM Midstream Partners LP, 4.75%, 7/15/23, Callable 6/15/23 @ 100 (b)	737,000	765,809
HollyFrontier Corp., 2.63%, 10/1/23	2,069,000	2,109,780
Marathon Oil Corp., 6.60%, 10/1/37 (d)	2,476,000	3,276,540
Pioneer Natural Resources Co. 0.25%, 5/15/25 (b)	2,485,000	4,445,516
1.90%, 8/15/30, Callable 5/15/30 @ 100	1,976,000	1,876,014
Plains All American Pipeline LP/PAA Finance Corp., 2.85%, 1/31/23, Callable 10/31/22 @ 100 (b)	2,215,000	2,246,918
		23,806,405
Financials (14.1%):
Aflac, Inc. 2.88%, 10/15/26, Callable 7/15/26 @ 100 (b)	2,450,000	2,582,937
4.75%, 1/15/49, Callable 7/15/48 @ 100 (d)	341,000	454,799
Alleghany Corp., 3.63%, 5/15/30, Callable 2/15/30 @ 100 (d)	965,000	1,046,822
Ares Capital Corp., 4.63%, 3/1/24	3,170,000	3,614,846
Bank of America Corp. 4.20%, 8/26/24 (b)	1,400,000	1,500,184
3.25%, 10/21/27, Callable 10/21/26 @ 100	1,775,000	1,892,576
2.57% (SOFR+121bps), 10/20/32, Callable 10/20/31 @ 100 (e)	3,040,000	3,057,206
Capital One Financial Corp. 3.30%, 10/30/24, Callable 9/30/24 @ 100 (b)	1,935,000	2,039,742
2.36% (SOFR+134bps), 7/29/32, Callable 7/29/31 @ 100 (b) (e)	3,930,000	3,728,509
Cincinnati Financial Corp., 6.13%, 11/1/34 (d)	1,795,000	2,440,572
Citigroup, Inc. 3.88%, 3/26/25	929,000	990,351
4.60%, 3/9/26 (b)	873,000	963,958
4.45%, 9/29/27 (b)	1,000,000	1,114,680
4.41% (SOFR+391bps), 3/31/31, Callable 3/31/30 @ 100 (e)	3,763,000	4,299,641
Fifth Third Bancorp 1.63%, 5/5/23, Callable 4/5/23 @ 100	1,165,000	1,175,939
3.65%, 1/25/24, Callable 12/25/23 @ 100 (b) (d)	5,053,000	5,297,464
Ford Motor Credit Co. LLC, 4.06%, 11/1/24, Callable 10/1/24 @ 100 (b)	2,510,000	2,642,101
General Motors Financial Co., Inc., 4.15%, 6/19/23, Callable 5/19/23 @ 100	966,000	1,004,872
Globe Life, Inc., 2.15%, 8/15/30, Callable 5/15/30 @ 100	2,094,000	2,065,417

See notes to financial statements.

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
JPMorgan Chase & Co. 2.95%, 10/1/26, Callable 7/1/26 @ 100 (b) (d)	$3,400,000	$3,591,012
2.55% (SOFR+118bps), 11/8/32, Callable 11/8/31 @ 100 (d) (e)	3,348,000	3,375,588
5.60%, 7/15/41	980,000	1,364,229
JPMorgan Chase Financial Co. LLC, 0.25%, 5/1/23 (a)	2,555,000	2,825,574
Level 3 Financing, Inc., 3.75%, 7/15/29, Callable 1/15/24 @ 101.88 (a)	1,445,000	1,383,588
Morgan Stanley 4.88%, 11/1/22 (b)	2,718,000	2,810,684
3.75%, 2/25/23 (b)	3,000,000	3,103,680
3.13%, 7/27/26, MTN (b)	5,500,000	5,830,715
Old Republic International Corp., 3.85%, 6/11/51, Callable 12/11/50 @ 100	976,000	1,051,933
Regions Financial Corp., 1.80%, 8/12/28, Callable 6/12/28 @ 100 (d)	2,186,000	2,140,400
Sixth Street Specialty Lending, Inc., 4.50%, 8/1/22	770,000	947,754
SVB Financial Group, 3.13%, 6/5/30, Callable 3/5/30 @ 100 (b) (d)	3,110,000	3,265,376
The Goldman Sachs Group, Inc., 5.75%, 1/24/22 (b)	2,750,000	2,758,277
Wachovia Corp., 5.50%, 8/1/35 (b)	1,000,000	1,270,690
Wells Fargo & Co. 4.30%, 7/22/27, MTN (b)	3,553,000	3,971,508
4.90%, 11/17/45 (b)	890,000	1,124,915
Zions Bancorp NA, 3.25%, 10/29/29, Callable 7/29/29 @ 100 (d)	2,000,000	2,067,880
		84,796,419
Health Care (6.5%):
AbbVie, Inc. 3.85%, 6/15/24, Callable 3/15/24 @ 100	3,000,000	3,171,810
3.20%, 11/21/29, Callable 8/21/29 @ 100	2,580,000	2,761,993
4.45%, 5/14/46, Callable 11/14/45 @ 100	1,278,000	1,548,732
Anthem, Inc. 2.38%, 1/15/25, Callable 12/15/24 @ 100 (d)	1,278,000	1,315,266
2.75%, 10/15/42	640,000	4,206,438
Baxter International, Inc. 2.54%, 2/1/32, Callable 11/1/31 @ 100 (a)	3,469,000	3,504,661
3.50%, 8/15/46, Callable 2/15/46 @ 100	862,000	938,459
Centene Corp., 4.25%, 12/15/27, Callable 12/15/22 @ 102.13	1,410,000	1,474,987
HCA, Inc., 4.13%, 6/15/29, Callable 3/15/29 @ 100	1,716,000	1,892,044
Hologic, Inc., 3.25%, 2/15/29, Callable 9/28/23 @ 101.63 (a)	2,186,000	2,195,837
Humana, Inc., 2.90%, 12/15/22, Callable 11/15/22 @ 100 (b)	1,234,000	1,258,088
Illumina, Inc., 8/15/23 (d)	2,555,000	2,930,457
Mylan, Inc., 4.55%, 4/15/28, Callable 1/15/28 @ 100 (d)	3,228,000	3,615,909
Regeneron Pharmaceuticals, Inc., 2.80%, 9/15/50, Callable 3/15/50 @ 100	1,328,000	1,247,616
Universal Health Services, Inc. 1.65%, 9/1/26, Callable 8/1/26 @ 100 (a)	3,623,000	3,562,315
2.65%, 10/15/30, Callable 7/15/30 @ 100 (a)	854,000	847,843
Viatris, Inc. 2.30%, 6/22/27, Callable 4/22/27 @ 100	730,000	736,461
4.00%, 6/22/50, Callable 12/22/49 @ 100	1,735,000	1,854,889
		39,063,805

See notes to financial statements.

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Industrials (5.1%):
Acuity Brands Lighting, Inc., 2.15%, 12/15/30, Callable 9/15/30 @ 100	$2,036,000	$1,984,062
Air Lease Corp. 0.70%, 2/15/24, Callable 1/15/24 @ 100, MTN	2,401,000	2,365,201
0.80%, 8/18/24, Callable 7/18/24 @ 100	1,340,000	1,313,347
CSX Corp., 3.35%, 9/15/49, Callable 3/15/49 @ 100	1,635,000	1,739,313
Delta Air Lines, Inc., 3.80%, 4/19/23, Callable 3/19/23 @ 100 (b)	2,465,000	2,518,047
Fortive Corp., 0.88%, 2/15/22 (b)	4,055,000	4,057,393
Hillenbrand, Inc., 5.00%, 9/15/26, Callable 7/15/26 @ 100 (b)	3,720,000	4,143,671
Norfolk Southern Corp. 2.30%, 5/15/31, Callable 2/15/31 @ 100 (d)	2,139,000	2,152,561
2.90%, 8/25/51, Callable 2/25/51 @ 100 (d)	1,073,000	1,058,493
Oshkosh Corp., 3.10%, 3/1/30, Callable 12/1/29 @ 100	1,190,000	1,235,434
Rockwell Automation, Inc., 6.25%, 12/1/37	1,351,000	1,882,456
Sensata Technologies, Inc., 3.75%, 2/15/31, Callable 2/15/26 @ 101.88 (a)	1,094,000	1,091,670
Snap-on, Inc., 4.10%, 3/1/48, Callable 9/1/47 @ 100 (d)	1,100,000	1,333,134
Southwest Airlines Co., 1.25%, 5/1/25 (b)	2,760,000	3,683,882
		30,558,664
Information Technology (5.9%):
Akamai Technologies, Inc., 0.13%, 5/1/25	1,165,000	1,527,804
Apple, Inc., 4.65%, 2/23/46, Callable 8/23/45 @ 100	1,074,000	1,414,436
Block, Inc., 0.25%, 11/1/27 (d)	505,000	535,616
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 1/15/24, Callable 11/15/23 @ 100 (b)	3,175,000	3,322,669
Broadcom, Inc., 5.00%, 4/15/30, Callable 1/15/30 @ 100	1,300,000	1,513,408
Cadence Design Systems, Inc., 4.38%, 10/15/24, Callable 7/15/24 @ 100 (b)	2,969,000	3,192,031
Euronet Worldwide, Inc., 0.75%, 3/15/49, Callable 3/20/25 @ 100 (d)	2,885,000	3,124,426
Micron Technology, Inc., 5.33%, 2/6/29, Callable 11/6/28 @ 100 (b)	4,252,000	5,015,702
NCR Corp., 5.25%, 10/1/30, Callable 10/1/25 @ 102.63 (a)	729,000	750,287
NetApp, Inc., 3.25%, 12/15/22, Callable 9/15/22 @ 100	1,345,000	1,367,583
Texas Instruments, Inc., 4.15%, 5/15/48, Callable 11/15/47 @ 100	1,299,000	1,631,713
Visa, Inc., 2.00%, 8/15/50, Callable 2/15/50 @ 100	2,488,000	2,187,226
Vishay Intertechnology, Inc., 2.25%, 6/15/25	975,000	1,009,690
VMware, Inc., 2.95%, 8/21/22	3,174,000	3,215,357
Western Digital Corp. 1.50%, 2/1/24 (b)	3,972,000	4,029,038
2.85%, 2/1/29, Callable 12/1/28 @ 100	1,293,000	1,305,232
		35,142,218
Materials (1.1%):
Celanese US Holdings LLC, 4.63%, 11/15/22 (b) (d)	1,870,000	1,929,522
Newmont Corp., 2.60%, 7/15/32, Callable 4/15/32 @ 100	2,160,000	2,165,724
Nucor Corp., 2.00%, 6/1/25, Callable 5/1/25 @ 100 (d)	1,265,000	1,290,870
Southern Copper Corp., 5.25%, 11/8/42 (b)	850,000	1,074,213
		6,460,329
Real Estate (3.2%):
Highwoods Realty LP, 3.63%, 1/15/23, Callable 10/15/22 @ 100 (b)	5,523,000	5,618,769
Iron Mountain, Inc., 5.25%, 7/15/30, Callable 7/15/25 @ 102.63 (a)	910,000	959,650
Kite Realty Group LP, 0.75%, 4/1/27 (a)	1,670,000	1,733,577

See notes to financial statements.

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Physicians Realty LP 3.95%, 1/15/28, Callable 10/15/27 @ 100	$1,180,000	$1,292,879
2.63%, 11/1/31, Callable 8/1/31 @ 100	1,137,000	1,134,737
Piedmont Operating Partnership LP, 3.15%, 8/15/30, Callable 5/15/30 @ 100	1,167,000	1,196,840
Regency Centers LP, 4.65%, 3/15/49, Callable 9/15/48 @ 100	1,055,000	1,317,051
Retail Properties of America, Inc., 4.00%, 3/15/25, Callable 12/15/24 @ 100 (b) (d)	3,006,000	3,150,619
Sabra Health Care LP, 5.13%, 8/15/26, Callable 5/15/26 @ 100	1,230,000	1,355,066
STORE Capital Corp., 2.75%, 11/18/30, Callable 8/18/30 @ 100	1,570,000	1,566,593
		19,325,781
Utilities (1.6%):
Ameren Illinois Co., 1.55%, 11/15/30, Callable 8/15/30 @ 100	1,910,000	1,809,381
Consolidated Edison Co. of New York, Inc., 6.30%, 8/15/37	1,640,000	2,291,441
Nevada Power Co., 6.65%, 4/1/36 (b)	600,000	860,952
Oklahoma G&E Co., 5.25%, 5/15/41, Callable 11/15/40 @ 100	1,546,000	1,998,329
Public Service Electric & Gas Co., 4.00%, 6/1/44, Callable 12/1/43 @ 100	1,289,000	1,461,971
Wisconsin Public Service Corp., 2.85%, 12/1/51, Callable 6/1/51 @ 100 (d)	1,370,000	1,354,190
		9,776,264
Total Corporate Bonds (Cost $309,498,086)		320,148,953
Residential Mortgage-Backed Securities (0.2%)
Bear Stearns Alt-A Trust, Series 2003-3, Class 2A, 2.74%, 10/25/33, Callable 1/25/22 @ 100 (b) (f)	643,356	643,356
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE16, Class M1, 1.42% (LIBOR01M+132bps), 10/25/32, Callable 1/25/22 @ 100 (e)	593,227	594,269
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3, 4.75%, 11/25/34, Callable 1/25/22 @ 100 (b)	16,289	11,466
Total Residential Mortgage-Backed Securities (Cost $1,246,872)		1,249,091
Yankee Dollars (9.1%)
Communication Services (0.4%):
Vodafone Group PLC, 5.25%, 5/30/48	1,718,000	2,247,316
Consumer Staples (3.0%):
Barry Callebaut Services NV, 5.50%, 6/15/23 (a)	5,438,000	5,771,511
Kerry Group Financial Services Unlimited Co., 3.20%, 4/9/23, Callable 1/9/23 @ 100 (a) (b)	5,337,000	5,461,192
Suntory Holdings Ltd. 2.55%, 6/28/22, Callable 5/28/22 @ 100 (a) (b) (d)	4,966,000	4,999,819
2.25%, 10/16/24, Callable 9/16/24 @ 100 (a) (b)	1,600,000	1,631,744
		17,864,266
Energy (0.9%):
Canadian Natural Resources Ltd., 2.95%, 1/15/23, Callable 12/15/22 @ 100	1,255,000	1,278,243
Ecopetrol SA, 5.88%, 9/18/23 (b)	2,780,000	2,947,606
Statoil ASA, 3.95%, 5/15/43	930,000	1,088,239
		5,314,088

See notes to financial statements.

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Financials (2.4%):
Barclays Bank PLC 2/4/25 (b)	$1,030,000	$1,752,586
2/18/25	595,000	676,527
Enel Finance International NV, 1.38%, 7/12/26, Callable 6/12/26 @ 100 (a)	2,000,000	1,951,980
HSBC Holdings PLC, 2.87% (SOFR+141bps), 11/22/32, Callable 11/22/31 @ 100 (e)	2,807,000	2,832,544
Newcrest Finance Pty Ltd. 5.75%, 11/15/41 (a)	1,720,000	2,258,463
4.20%, 5/13/50, Callable 11/13/49 @ 100 (a)	665,000	761,891
NXP BV/NXP Funding LLC, 4.63%, 6/1/23 (a) (b)	2,500,000	2,617,800
Total Capital International SA, 2.99%, 6/29/41, Callable 12/29/40 @ 100 (d)	1,431,000	1,458,246
		14,310,037
Industrials (1.1%):
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 6.50%, 7/15/25, Callable 6/15/25 @ 100 (b)	1,250,000	1,429,437
1.75%, 1/30/26, Callable 12/30/25 @ 100	1,385,000	1,360,569
Canadian National Railway Co., 3.20%, 8/2/46, Callable 2/2/46 @ 100	1,525,000	1,614,639
Canadian Pacific Railway Co., 3.10%, 12/2/51, Callable 6/2/51 @ 100	813,000	834,244
Sensata Technologies BV, 4.00%, 4/15/29, Callable 4/15/24 @ 102 (a)	1,343,000	1,371,633
		6,610,522
Materials (1.2%):
Anglo American Capital PLC 2.88%, 3/17/31, Callable 12/17/30 @ 100 (a) (b) (d)	2,500,000	2,487,275
3.95%, 9/10/50, Callable 3/10/50 @ 100 (a) (d)	1,710,000	1,848,305
Fresnillo PLC, 4.25%, 10/2/50, Callable 4/2/50 @ 100 (a)	800,000	839,648
Rio Tinto Finance USA Ltd., 5.20%, 11/2/40	723,000	962,262
Vale Overseas Ltd., 6.25%, 8/10/26	1,184,000	1,374,565
		7,512,055
Utilities (0.1%):
Iberdrola International BV, 6.75%, 9/15/33	373,000	505,504
Total Yankee Dollars (Cost $52,413,732)		54,363,788
U.S. Government Mortgage-Backed Agencies (21.8%)
Federal Home Loan Bank 0.88%, 10/21/25	6,500,000	6,408,610
1.10%, 4/29/26	6,750,000	6,667,245
Series 000F, 1.00%, 9/30/26 (b)	6,245,000	6,140,771
Series 2, 1.10%, 9/30/26 (b)	6,200,000	6,102,040
Series 1, 1.20%, 10/29/26	6,000,000	5,930,880
		31,249,546
Federal Home Loan Mortgage Corp. 5.00%, 6/15/23 – 7/1/39 (b)	1,198,039	1,344,765
Series 4763, Class VC, 4.00%, 4/15/29	189,653	190,241
Series 4395, Class PA, 2.50%, 4/15/37 (b)	1,486,216	1,532,437
7.00%, 9/1/38 (b)	21,514	25,160
Series 4320, Class AP, 3.50%, 7/15/39 – 10/15/40 (b)	3,536,275	3,712,260

See notes to financial statements.

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares or Principal Amount	Value
4.50%, 1/1/41 – 12/1/45 (b)	$3,927,314	$4,325,325
Series 4444, Class CH, 3.00%, 1/15/41 (b)	37,564	37,971
2.50%, 7/1/50	1,869,667	1,909,224
2.00%, 3/1/51 (b)	5,674,731	5,666,228
		18,743,611
Federal National Mortgage Association 5.00%, 4/1/23 – 12/1/39 (b)	611,766	686,499
7.50%, 12/1/29 (b)	24,946	28,775
8.00%, 1/1/30 – 9/1/30 (b)	12,279	14,251
8.00%, 6/1/30	484	569
7.00%, 2/1/32 – 6/1/32 (b)	24,122	28,532
Series 2005-19, Class PB, 5.50%, 3/25/35 – 2/1/39	4,512,205	5,090,950
1.91% (LIBOR12M+166bps), 12/1/36 (b) (e)	89,039	91,078
6.00%, 2/1/37 (b)	1,539,078	1,777,090
5.50%, 1/1/38 – 12/1/38 (b)	380,087	430,178
4.50%, 12/1/38 – 6/1/40 (b)	3,625,092	3,860,656
Series 2013-33, Class UD, 2.50%, 4/25/39 – 12/25/47 (b)	1,942,688	1,970,335
3.50%, 8/1/39 – 12/25/50 (b)	6,096,295	6,400,302
3.00%, 6/1/40 – 2/1/47 (b)	18,565,794	19,491,111
Series 2013-31, Class PA, 2.50%, 2/25/43	1,008,692	1,030,968
4.00%, 11/1/43 – 10/1/48 (b)	11,031,037	12,049,667
3.00%, 2/1/47 – 2/25/49	3,323,896	3,454,610
4.00%, 3/1/47 – 6/1/49	1,376,880	1,475,533
4.50%, 5/1/50	488,523	524,068
2.00%, 3/1/51 (b)	9,892,957	9,892,738
2.00%, 3/25/51 (g)	12,200,000	12,112,789
		80,410,699
Government National Mortgage Association 6.00%, 10/15/32 – 12/15/33 (b)	67,349	76,937
Series 2014-42, Class AD, 2.50%, 7/16/41	188,538	192,594
		269,531
Total U.S. Government Mortgage-Backed Agencies (Cost $129,576,274)		130,673,387
U.S. Treasury Obligations (4.8%)
U.S. Treasury Bonds, 1.25%, 5/15/50 (b)	22,425,000	19,064,754
U.S. Treasury Notes 0.25%, 3/15/24 (b)	1,735,000	1,714,261
0.75%, 4/30/26 (b)	5,000,000	4,902,344
1.63%, 5/15/31 (b)	2,878,000	2,914,875
Total U.S. Treasury Obligations (Cost $28,042,411)		28,596,234
Collateral for Securities Loaned (6.2%)^
BlackRock Liquidity Funds TempFund Portfolio, Institutional Shares, 0.04% (h)	859,553	859,553
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (h)	16,881,725	16,881,725
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (h)	428,959	428,959

See notes to financial statements.

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (h)	3,420,388	$3,420,388
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (h)	15,378,730	15,378,730
Total Collateral for Securities Loaned (Cost $36,969,355)		36,969,355
Total Investments (Cost $610,869,035) — 104.6%		626,669,623
Liabilities in excess of other assets — (4.6)%		(27,569,454)
NET ASSETS — 100.00%		$599,100,169

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2021, the fair value of these securities was $76,288,523 and amounted to 12.7% of net assets.

(b)  All or a portion of this security has been segregated as collateral for derivative instruments, delayed delivered and/or when-issued securities.

(c)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(d)  All or a portion of this security is on loan.

(e)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2021.

(f)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at December 31, 2021.

(g)  Security or a portion of the security purchased on a delayed-delivery and/or when-issued basis.

(h)  Rate disclosed is the daily yield on December 31, 2021.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2021, based on the last reset date of the security

LIBOR12M — 12 Month US Dollar LIBOR, rate disclosed as of December 31, 2021, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Futures	80	3/31/22	$17,488,374	$17,453,750	$(34,624)
5-Year U.S. Treasury Note Futures	67	3/31/22	8,102,921	8,105,430	2,509
Canadian Dollar Futures	116	3/15/22	9,109,481	9,169,800	60,319
Ultra Long Term U.S. Treasury Bond Futures	106	3/22/22	20,894,181	20,895,250	1,069
					$29,273

See notes to financial statements.

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2021

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Futures	183	3/22/22	$23,834,428	$23,875,781	$(41,353)
E-Mini S&P 500 Futures	131	3/18/22	3,080,134	3,116,818	(36,684)
					$(78,037)
Total unrealized appreciation					$63,897
Total unrealized depreciation					(112,661)
Total net unrealized appreciation (depreciation)					$(48,764)

Centrally Cleared

Credit Default Swap Agreements — Sell Protection (a)

Underlying Instruments	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Implied Credit Spread at December 31, 2021 (b)	Notional Amount (c)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX North America Investment Grade Index; Series 37	1.00%	12/20/26	Quarterly	0.49%	$36,000,000	$880,296	$870,999	$9,297
						$880,296	$870,999	$9,297

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)  Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See notes to financial statements.

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2021
	Victory INCORE Investment Quality Bond VIP Series
Assets:
Investments, at value (Cost $610,869,035)	$626,669,623	(a)
Cash	12,469,238
Deposit with broker for futures contracts	3,444,650
Deposit with broker for swap agreements	2,579,831
Receivables:
Interest and dividends	3,395,981
Capital shares issued	81,315
Variation margin on open futures contracts	250,952
Variation margin on open swap agreements	13,488
From Adviser	65,447
Prepaid expenses	1,227
Total Assets	648,971,752
Liabilities:
Payables:
Collateral received on loaned securities	36,969,355
Investments purchased	12,118,984
Capital shares redeemed	288,521
Variation margin on open futures contracts	11,437
Accrued expenses and other payables:
Investment advisory fees	255,730
Administration fees	31,594
Custodian fees	5,528
Transfer agent fees	139,943
Compliance fees	360
Trustees' fees	308
Other accrued expenses	49,823
Total Liabilities	49,871,583
Net Assets:
Capital	571,557,244
Total accumulated earnings/(loss)	27,542,925
Net Assets	$599,100,169
Shares (unlimited shares authorized with a par value of $0.001 per share):	47,726,032
Net asset value:	$12.55

(a)  Includes $36,160,213 of securities on loan.

See notes to financial statements.

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2021
Victory INCORE Investment Quality Bond VIP Series
Investment Income:
Dividends	$1,131,746
Interest	11,344,562
Securities lending (net of fees)	59,284
Total Income	12,535,592
Expenses:
Investment advisory fees	3,078,430
Administration fees	339,723
Sub-Administration fees	17,000
Custodian fees	34,131
Transfer agent fees	747,432
Trustees' fees	41,441
Compliance fees	4,520
Legal and audit fees	56,458
Other expenses	27,194
Total Expenses	4,346,329
Expenses waived/reimbursed by Adviser	(898,520)
Net Expenses	3,447,809
Net Investment Income (Loss)	9,087,783
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	4,029,788
Net realized gains (losses) from futures contracts	(1,553,210)
Net realized gains (losses) from swap agreements	825,459
Net change in unrealized appreciation/depreciation on investment securities	(13,390,061)
Net change in unrealized appreciation/depreciation on futures contracts	33,083
Net change in unrealized appreciation/depreciation on swap agreements	9,297
Net realized/unrealized gains (losses) on investments	(10,045,644)
Change in net assets resulting from operations	$(957,861)

See notes to financial statements.

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory INCORE Investment Quality Bond VIP Series
	Year Ended December 31, 2021	Year Ended December 31, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$9,087,783	$11,444,064
Net realized gains (losses) from investments	3,302,037	20,794,150
Net change in unrealized appreciation/depreciation on investments	(13,347,681)	14,823,496
Change in net assets resulting from operations	(957,861)	47,061,710
Change in net assets resulting from distributions to shareholders	(26,942,519)	(17,475,430)
Change in net assets resulting from capital transactions	25,278,281	(38,303,156)
Change in net assets	(2,622,099)	(8,716,876)
Net Assets:
Beginning of period	601,722,268	610,439,144
End of period	$599,100,169	$601,722,268
Capital Transactions:
Proceeds from shares issued	$95,647,854	$77,676,545
Distributions reinvested	26,942,519	17,475,430
Cost of shares redeemed	(97,312,092)	(133,455,131)
Change in net assets resulting from capital transactions	$25,278,281	$(38,303,156)
Share Transactions:
Issued	7,339,623	5,843,961
Reinvested	2,125,983	1,332,985
Redeemed	(7,474,417)	(10,252,933)
Change in Shares	1,991,189	(3,075,987)

See notes to financial statements.

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
Victory INCORE Investment Quality Bond VIP Series
Year Ended December 31:
2021	$13.16	0.19	(0.22)	(0.03)	(0.28)	(0.30)
2020	$12.51	0.25	0.79	1.04	(0.39)	—
2019	$11.95	0.31	0.61	0.92	(0.36)	—
2018	$12.08	0.30	(0.35)	(0.05)	(0.08)	—	(c)
2017	$11.88	0.28	0.21	0.49	(0.29)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  Amount is less than $0.005 per share.

See notes to financial statements.

Victory Variable Insurance Funds	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
Victory INCORE Investment Quality Bond VIP Series
Year Ended December 31:
2021	(0.58)	$12.55	(0.22)%	0.56%	1.48%	0.71%	$599,100	75%
2020	(0.39)	$13.16	8.35%	0.56%	1.94%	0.75%	$601,722	81%
2019	(0.36)	$12.51	7.72%	0.56%	2.46%	0.74%	$610,439	96%
2018	(0.08)	$11.95	(0.41)%	0.56%	2.52%	0.62%	$645,001	109%
2017	(0.29)	$12.08	4.15%	0.56%	2.28%	0.61%	$726,721	83%

See notes to financial statements.

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2021

1. Organization:

Victory Variable Insurance Funds (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of eight funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the INCORE Investment Quality Bond VIP Series (the "Fund"), a series of the Trust. The Fund offers a single class of shares: Class I. The Fund's shares are only available for purchase by certain separate accounts of insurance companies as investments for certain variable annuity plans and variable life insurance contracts issued by those insurance companies. The Fund is classified as diversified under the 1940 Act.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at their amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Swap agreements are valued at the mean between the current bid and ask prices. To the extent this model is utilized, these valuations are considered as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2021, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments:

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$20,472,438	$—	$20,472,438
Collateralized Mortgage Obligations	—	4,964,074	—	4,964,074
Preferred Stocks	28,712,666	519,637	—	29,232,303
Corporate Bonds	—	320,148,953	—	320,148,953
Residential Mortgage-Backed Securities	—	1,249,091	—	1,249,091
Yankee Dollars	—	54,363,788	—	54,363,788
U.S. Government Mortgage-Backed Agencies	—	130,673,387	—	130,673,387
U.S. Treasury Obligations	—	28,596,234	—	28,596,234
Collateral for Securities Loaned	36,969,355	—	—	36,969,355
Total	$65,682,021	$560,987,602	$—	$626,669,623
Other Financial Investments^:
Assets:
Credit Default Swaps	$—	$9,297	$—	$9,297
Futures	63,897	—	—	63,897
Liabilities:
Futures	$(112,661)	$—	$—	$(112,661)
Total	$(48,764)	$9,297	$—	$(39,467)

^  Futures contracts and credit default swaps are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended December 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payables for Investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac," respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts. During the year ended December 31, 2021, the Fund entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Credit Derivatives:

The Fund may enter into credit derivatives, including centrally cleared credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund's asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of centrally cleared credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Fund's Statement of Additional Information.

Centrally cleared credit default swap ("CDS") agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of a specific sector of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS.

The counterparty risk for cleared swap agreements is generally lower than uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

The Fund may enter into CDS agreements either as a buyer or seller. The Fund may buy protection under a CDS to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a CDS in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a CDS agreement in the event of the default or bankruptcy of the counterparty. CDS agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

Upon entering into a cleared CDS, the Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the CDS and is returned to a Fund upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as "marking-to-market". The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as year end for which the Fund is the seller of protection are disclosed on the Schedule of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, periodic interest payments, or net amounts received from the settlement of buy protection CDS agreements entered into by the Fund for the same referenced entity or entities. The collateral held by the Funds is reflected on the Statement of Assets and Liabilities under Deposit with broker for swap agreements.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for swap agreements. The Fund entered into centrally cleared CDS agreements primarily for the strategy of asset allocation and risk exposure management during the year.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2021:

	Assets		Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Receivable on Open Swap Agreements*	Variation Margin Payable on Open Futures Contracts*
Credit Risk Exposure	$—	$9,297	$—
Currency Risk Exposure	60,319	—	—
	Assets		Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Receivable on Open Swap Agreements*	Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure	$—	$—	$36,684
Interest Rate Risk Exposure	3,578	—	75,977

*  Includes cumulative appreciation/depreciation of futures contracts and credit default swap agreements as reported on the Schedule of Portfolio Investments. Only current day's variation margin for both futures contracts and credit default swap agreements are reported within the Statement of Assets and Liabilities.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2021:

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Realized Gains (Losses) from Swap Agreements	Net Change in Unrealized Appreciation/ Depreciation on Futures Contracts	Net Change in Unrealized Appreciation/ Depreciation on Swap Agreements
Credit Risk Exposure	$—	$825,459	$—	$9,297
Currency Risk Exposure	473,236	—	60,319	—
Equity Risk Exposure	(3,435)	—	(36,684)	—
Interest Rate Risk Exposure	(2,023,011)	—	9,448	—

All open derivative positions at period end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statement of Operations.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table is a summary of the Fund's securities lending transactions as of December 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$36,160,213	$—	$36,969,355

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

For the year ended December 31, 2021, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2021, were as follows:

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$183,233,992	$144,195,971	$266,689,992	$299,058,509

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended December 31, 2021, are reflected on the Statement of Operations as Investment advisory fees.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion		$15 billion – $30 billion		Over $30 billion
0.08	%, plus	0.05	%, plus	0.04%

Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Portfolios, Victory Portfolios II and USAA Mutual Funds (collectively, the "Victory Funds Complex"), in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Transfer agent fees.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2022. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

Fund's business are excluded from the expense limits. As of December 31, 2021, the expense limit (excluding voluntary waivers) is 0.56%.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of December 31, 2021, the following amounts are available to be repaid to the Adviser. The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at December 31, 2021.

Expires 2022	Expires 2023	Expires 2024	Total
$1,148,942	$1,095,262	$898,520	$3,142,724

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund is not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities ("MBS" or "ABS," respectively) differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. MBS and ABS are subject to prepayment or call risk, which is the risk that a borrower's payments may be received earlier than expected due to changes in prepayment rates on underlying loans. As a result, the Funds may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. These securities also are subject to extension risk, which is the risk that the life of the ABS or MBS may be extended due to higher interest rates and lower prepayments. As a result, the value of the securities will decrease. The value of MBS can be impacted by factors affecting the housing market, and MBS also are subject to the risk of high default rates on the mortgages within the mortgage pool. The liquidity of non-agency or privately issued ABS or MBS securities, in particular those that are rated as non-investment grade, may change dramatically over time.

High-Yield/Junk Bond Risk — Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

Derivatives Risk — The use of derivative instruments, such as futures contracts and credit default swaps, exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Funds' operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets, and a large portion of the Funds' assets are tied to LIBOR. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Funds and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include Ameribor (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Funds and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month LIBOR plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to each fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended December 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2021.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2021			Year Ended December 31, 2020
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$21,097,845	$5,844,674	$26,942,519	$17,475,430	$—	$17,475,430

As of December 31, 2021, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$11,886,885	$1,684,366	$13,571,251	$13,971,674	$27,542,925

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, contingent payment debt instruments, and deemed dividends on Convertible Debt Under Sec. 305(c).

As of December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.

As of December 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$612,697,949	$19,422,807	$(5,451,133)	$13,971,674

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory INCORE Investment Quality Bond VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the years ended December 31, 2018 and prior, were audited by other auditors whose report dated February 15, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 16, 2022

Victory Variable Insurance Funds	Supplemental Information December 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their position with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees eight portfolios in the Trust, 41 portfolios in Victory Portfolios, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Trustee, Carlyle Secured Lending III (since 2021).
E. Lee Beard,* Born August 1951	Trustee	February 2005	Retired (since 2015)	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	None.

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, Born December 1944	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008

Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.; Chairman and Chief Executive Officer (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard and Mr. Meyer as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser; Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Sean Fox, Born September 1976	Deputy Chief Compliance Officer	July 2021	Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019).
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	February 1998	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021, through December 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value 12/31/21	Actual Expenses Paid During Period 7/1/21-12/31/21*	Hypothetical Expenses Paid During Period 7/1/21-12/31/21*	Annualized Expense Ratio During Period 7/1/21-12/31/21
$1,000.00	$1,005.50	$1,022.38	$2.83	$2.85	0.56%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2021, the Fund designated short-term and long-term capital gain distributions in the amount of $8,072,202 and $5,844,674, respectively.

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at a meeting, which was called for that purpose, on November 30, 2021. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at the meetings on October 19, 2021, and November 30, 2021. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Fund's advisory arrangements by a consultant retained through their counsel.

The Board took into consideration regular reports from the Adviser throughout the COVID-19 pandemic public health crisis concerning how the ongoing pandemic has affected market volatility, investment risk, liquidity and valuation of portfolio securities, and the implementation and effectiveness of business continuity plans. These reports also had confirmed that the pandemic had no material impact on the Adviser's operations.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows (acknowledging that economies of scale can be complex to assess and typically are not directly measurable);

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. The Board retained a consultant to provide comparative information about fees and performance. The Board met with the consultant to review its inputs and methodologies, among other things. The Board compared the Fund's total operating expense ratio on a net and gross basis with a universe of comparable mutual funds compiled by the consultant and a peer group of funds with similar investment strategies selected by that consultant from the universe. The Board reviewed the factors and methodology used by the consultant in the selection of the Fund's

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

peer group, including that consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to that consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which would be a structure that results in reduced fees as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus.

The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for all of the periods reviewed and underperformed the peer group median for all of the periods reviewed. The Board discussed with the Adviser how market conditions affected the Fund during periods of underperformance as compared to the peer group median given the Fund's investment strategy and fee and expense profile.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-IIQBVIP-AR (12/21)

December 31, 2021

Annual Report

Victory Variable Insurance Funds

Victory RS Large Cap Alpha VIP Series

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)
Manager's Commentary/Investment Overview (Unaudited)	5
Investment Overview (Unaudited)	7
Investment Objective & Portfolio Holdings (Unaudited)	8
Schedule of Portfolio Investments	9
Financial Statements
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Supplemental Information (Unaudited)
Trustee and Officer Information	24
Proxy Voting and Portfolio Holdings Information	27
Expense Example	27
Additional Federal Income Tax Information	28
Advisory Contract Renewal	29
Privacy Policy (inside back cover)

1

The Fund is distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

Another year has passed, but unfortunately the pandemic endures. Yet, looking back on the year ended 2021, it is evident that financial markets have endured as well, despite stiff headwinds — including new COVID-19 variants; disruption among global supply chains; uncomfortable inflation readings; and the fear of rising interest rates.

Through it all, the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again registered a positive annual total return (that makes it 12 out of the past 13 years). This was largely driven by a U.S. economy that bounced back quickly after what was effectively a global economic shutdown in 2020, and we witnessed robust earnings growth across many sectors thanks in no small part to continued fiscal stimulus and accommodative monetary policy. Underlying this positive performance were interesting differences among investment styles and market capitalizations. For example, growth-oriented investments outperformed value within large-caps but underperformed within both mid-caps and small-caps (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for higher interest rates next year?

There were other notable subplots to 2021. Early in the year we watched in disbelief as "meme stocks" — a few names that gained massive notoriety on social media platforms — went on stomach-churning roller coaster rides. Also, intriguing was how the biotech sector struggled mightily despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, while crypto assets captivated investors. Now we're all watching how crypto's underlying blockchain technologies might disrupt business-as-usual across industries in the years ahead. These were just a few of the highlights of the past year.

Through all the twists and turns, the S&P 500® Index registered an impressive annual total return of nearly 29% for the 12-month period ended December 31, 2021. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 59 basis points (a basis point is 1/100th of a percentage point), reflecting substantial fiscal stimuli and the U.S. Federal Reserve's (the "Fed") accommodative monetary stance (recently). At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 1.52%.

Despite the resiliency of financial markets, we fully acknowledge that the volatility and unusual events of recent years may have made investors uneasy at times. However, this simply underscores why it's important for investors to remain calm and unemotional in the face of market turmoil. A long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerance are some of the key ingredients for staying the course and progressing on your investment goals.

Of course, no one knows for certain what 2022 will bring. We are already facing a potential end to the Fed's accommodative monetary policies and the various forms of fiscal stimuli that helped revive the economy from the depths of the pandemic-induced market downturn. By all accounts, the Fed appears ready to raise short-term

3

interest rates, perhaps as early as the end of the first quarter, though any move will certainly be data dependent, and some are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. There will likely be new headwinds, some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at our investment franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your Victory Funds investment, brought to you by Victory Capital. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call 800-539-3863 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory Variable Insurance Funds

Victory RS Large Cap Alpha VIP Series

Manager's Commentary

(Unaudited)

What were the market conditions during the reporting period?

Is the global economy approaching an important inflection point? Perhaps. U.S. equity markets certainly appear to be acting as if this is a possibility, vacillating and turning in mixed results during the fourth quarter of 2021. However, the optimists seemed to be winning this latest tug-of-war, and upbeat investor sentiment helped push several areas of the equities market to new all-time highs as we approached year-end.

In general, we have continued to see a normalization of economic activity following the rollout of COVID-19 vaccinations, though investors have lingering concerns over elevated inflation readings — evidenced by some of the highest year-over-year Consumer Price Index readings in decades — as well as the pending expiration of emergency fiscal and monetary measures. On top of that, we are experiencing another surge in COVID-19 cases due to the Delta and worrisome Omicron variants, which in turn is raising questions about whether corporate operations (and earnings) will be disrupted in the new calendar year.

Will the economy continue to normalize and grow, or are we poised to pull back in 2022? This ongoing uncertainty suggests that there will be a continued push and pull among investors in the year ahead. We expect that periods of elevated volatility may continue, especially for risk assets. Yet this type of ambiguity can also create attractive opportunities for patient, long-term investors. In fact, security selection looks to become more important than ever as some sectors of the economy are being discounted by investors, while other pockets of the market may be quite vulnerable given that investors have bid up some stocks well past what fundamentals appear to warrant.

An underlying theme for U.S. equity markets at the start of 2021 was that value-oriented cyclical stocks (defined as those with fundamentals that are closely tied to short-term economic output) had materially outperformed growth-oriented secular stocks (defined as stocks that are taking market share from legacy companies, and thus are less sensitive to short-term economic output). This theme reversed course to a large extent within the large-cap space, as large growth was the best performing style within U.S. equity markets during the fourth quarter of 2021. However, a similar reversal has not yet been seen in the small-cap space. In fact, small-cap secular growth has continued to struggle, whereas small-cap value was the best-performing investment style group for the entire year.

This cyclical versus secular tug-of-war was evident within indices. For example, earlier in the year the energy, producer durables, materials & processing, and consumer staples sectors led the market higher. Later in the year, however, market leadership (particularly within large-caps) shifted back to growth-oriented technology. Perhaps even more telling was the tug-of-war between small and large companies during 2021. While investors embraced small-cap stocks early in the year, it became clear that higher inflation might be more than just "transitory." As a result, the Fed adopted a more hawkish stance, which helped push investor preferences away from small-cap stocks and toward larger companies in the second half of the year.

In terms of the overall numbers, the Russell 3000® Value Index gained 7.54% during the

5

Victory Variable Insurance Funds

Victory RS Large Cap Alpha VIP Series (continued)

Manager's Commentary (continued)

fourth quarter of 2021 and was up 25.37% for the full year. In terms of market capitalizations, small was mighty when it came to value stocks in 2021. The Russell 2000® Value Index returned 28.27% for the year, while the Russell Midcap® Value Index returned 28.34% and the Russell 1000® Value Index (the "Index") posted an annual gain of 25.16%.

Looking ahead, the outlook remains mostly constructive for equities, though caveats always apply. The most obvious of these is the trajectory of the pandemic and the potential emergence of any new variants. Will we continue to cope adequately with these societal challenges, or will we revert to lockdowns? For the moment, investors remain relatively optimistic. Labor shortages and supply chain disruptions also pose risks, as does the potential for higher inflation. The Fed seems committed to addressing rising inflation and has all but banned the word "transitory" from its analysis. What remains to be seen is how far and how fast interest rates rise, and whether the alarming inflation readings of late 2021 subside. Despite the risks and inevitable bouts of volatility, we continue to see companies across the capitalization spectrum — including many in traditional value-oriented sectors — with solid fundamentals and encouraging earnings growth potential.

How did Victory RS Large Cap Alpha VIP Series (the "Fund") perform during the reporting period?

The Fund returned 23.49% for the fiscal year ended December 31, 2021, underperforming the Index, which returned 25.16% during the reporting period.

What strategies did you employ during the reporting period?

The Fund underperformed the Index despite strong stock selection in the Communication Services sector. Negative contributors to stock selection were in the Technology sector and to a lesser degree the Financials sector, as company-specific bets were not rewarded in 2021. However, our investments in the Communication Services sector paid off in 2021. Alphabet Inc. Class A was a significant positive contributor to performance. Sealed Air was also a positive contributor in the Materials sector, as the food packaging company continued to show positive traction. Where we struggled was in the Technology sector, where a combination of unattractive valuations in more cyclical areas of the sector (names we did not own) coupled with continued pandemic-related near-term headwinds (names we did own) led to the underperformance. Euronet Worldwide was pressured in its ATM segment by muted tourism demand. Within the Financials sector, continued high levels of catastrophe losses from wildfires and hurricanes pressured returns, as the market focused on more cyclical names. While 2021 was a challenging year, we expect more from ourselves and strive to deliver exceptional results over the long term to our clients. Although nothing is certain, a backdrop of rising interest rates provides a tailwind to value investors and our Fund.

6

Victory Variable Insurance Funds

Victory RS Large Cap Alpha VIP Series

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class I
INCEPTION DATE	4/13/83
	Net Asset Value	Russell 1000® Value Index[1]	S&P 500® Index[2]
One Year	23.49%	25.16%	28.71%
Five Year	11.73%	11.16%	18.47%
Ten Year	13.07%	12.97%	16.55%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower. Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

Victory RS Large Cap Alpha VIP Series — Growth of $10,000

1The Russell 1000® Value Index is made up of about 1,000 of the largest companies in the U.S. equity market. It represents top companies by market capitalization. It's made up of about 90% of the total market capitalization of all U.S. stocks. It is not possible to invest directly in an index. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

7

Victory Variable Insurance Funds Victory RS Large Cap Alpha VIP Series	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital appreciation.

Top 10 Holdings*:

December 31, 2021

(% of Net Assets)

Comerica, Inc.	4.0%
Vistra Corp.	3.8%
Keurig Dr Pepper, Inc.	3.7%
Humana, Inc.	3.7%
The Progressive Corp.	3.7%
Willis Towers Watson PLC	3.5%
Sealed Air Corp.	3.3%
Mondelez International, Inc.	3.3%
Global Payments, Inc.	3.1%
Meta Platforms, Inc.	3.1%

Sector Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

8

Victory Variable Insurance Funds Victory RS Large Cap Alpha VIP Series	Schedule of Portfolio Investments December 31, 2021
Security Description	Shares	Value
Common Stocks (97.1%)
Communication Services (4.6%):
Alphabet, Inc., Class A (a)	4,975	$14,412,774
Meta Platforms, Inc., Class A (a)	86,520	29,101,002
		43,513,776
Consumer Discretionary (4.6%):
General Motors Co. (a)	237,050	13,898,241
LKQ Corp.	293,760	17,634,413
Target Corp.	52,750	12,208,460
		43,741,114
Consumer Staples (8.2%):
Keurig Dr Pepper, Inc.	961,590	35,444,207
Lamb Weston Holdings, Inc.	174,880	11,083,895
Mondelez International, Inc., Class A	468,210	31,047,005
		77,575,107
Energy (5.2%):
Enterprise Products Partners LP	767,420	16,852,543
Hess Corp.	176,930	13,098,128
Pioneer Natural Resources Co.	76,770	13,962,928
Valero Energy Corp.	72,240	5,425,946
		49,339,545
Financials (20.8%):
Cboe Global Markets, Inc.	187,480	24,447,392
Comerica, Inc.	437,780	38,086,860
Interactive Brokers Group, Inc.	230,860	18,334,901
JPMorgan Chase & Co.	121,670	19,266,444
KeyCorp	485,610	11,232,159
The Progressive Corp.	343,310	35,240,771
U.S. Bancorp	327,380	18,388,935
Willis Towers Watson PLC	138,350	32,856,742
		197,854,204
Health Care (17.3%):
AbbVie, Inc.	178,760	24,204,104
Cigna Corp.	110,950	25,477,448
Humana, Inc.	76,370	35,424,988
Johnson & Johnson	83,060	14,209,074
Medtronic PLC	245,660	25,413,527
Sotera Health Co. (a)	841,010	19,805,786
UnitedHealth Group, Inc.	40,865	20,519,951
		165,054,878

See notes to financial statements.

9

Victory Variable Insurance Funds Victory RS Large Cap Alpha VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Industrials (11.5%):
Eaton Corp. PLC	55,970	$9,672,735
Johnson Controls International PLC	61,360	4,989,182
L3Harris Technologies, Inc.	43,140	9,199,174
Leidos Holdings, Inc.	165,510	14,713,839
PACCAR, Inc.	146,720	12,949,507
Parker-Hannifin Corp.	38,050	12,104,466
Raytheon Technologies Corp.	109,121	9,390,953
Sensata Technologies Holding PLC (a)	242,670	14,970,312
Union Pacific Corp.	85,920	21,645,826
		109,635,994
Information Technology (8.4%):
Euronet Worldwide, Inc. (a)	168,240	20,049,161
Fidelity National Information Services, Inc.	159,440	17,402,876
FleetCor Technologies, Inc. (a)	59,550	13,329,672
Global Payments, Inc.	218,160	29,490,869
		80,272,578
Materials (5.9%):
Freeport-McMoRan, Inc.	275,040	11,477,419
PPG Industries, Inc.	78,080	13,464,115
Sealed Air Corp.	460,810	31,090,851
		56,032,385
Real Estate (2.6%):
Host Hotels & Resorts, Inc. (a)	1,420,740	24,706,669
Utilities (8.0%):
Exelon Corp.	472,090	27,267,918
FirstEnergy Corp.	299,440	12,453,710
Vistra Corp.	1,608,940	36,635,564
		76,357,192
Total Common Stocks (Cost $718,675,955)		924,083,442
Total Investments (Cost $718,675,955) — 97.1%		924,083,442
Other assets in excess of liabilities — 2.9%		27,884,058
NET ASSETS — 100.00%		$951,967,500

(a)  Non-income producing security.

LP — Limited Partnership

PLC — Public Limited Company
See notes to financial statements.

10

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2021
Victory RS Large Cap Alpha VIP Series
Assets:
Investments, at value (Cost $718,675,955)	$924,083,442
Cash	29,855,575
Receivables:
Interest and dividends	1,203,594
Capital shares issued	1,613
From Adviser	335,160
Prepaid expenses	1,659
Total Assets	955,481,043
Liabilities:
Payables:
Investments purchased	2,201,064
Capital shares redeemed	410,155
Accrued expenses and other payables:
Investment advisory fees	393,727
Administration fees	48,801
Custodian fees	7,019
Transfer agent fees	385,903
Compliance fees	554
Trustees' fees	301
Other accrued expenses	66,019
Total Liabilities	3,513,543
Net Assets:
Capital	587,156,019
Total accumulated earnings/(loss)	364,811,481
Net Assets	$951,967,500
Shares (unlimited shares authorized with a par value of $0.001 per share):	17,519,055
Net asset value:	$54.34

See notes to financial statements.

11

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2021
Victory RS Large Cap Alpha VIP Series
Investment Income:
Dividends	$19,167,830
Interest	3,553
Securities lending (net of fees)	1,036
Foreign tax withholding	(19,240)
Total Income	19,153,179
Expenses:
Investment advisory fees	4,733,880
Administration fees	522,413
Sub-Administration fees	16,792
Custodian fees	42,902
Transfer agent fees	1,376,459
Trustees' fees	61,612
Compliance fees	6,905
Legal and audit fees	77,081
Other expenses	30,680
Total Expenses	6,868,724
Expenses waived/reimbursed by Adviser	(1,660,693)
Net Expenses	5,208,031
Net Investment Income (Loss)	13,945,148
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	152,682,981
Net change in unrealized appreciation/depreciation on investment securities	33,763,008
Net realized/unrealized gains (losses) on investments	186,445,989
Change in net assets resulting from operations	$200,391,137

See notes to financial statements.

12

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory RS Large Cap Alpha VIP Series
	Year Ended December 31, 2021	Year Ended December 31, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$13,945,148	$12,027,378
Net realized gains (losses) from investments	152,682,981	(12,788,108)
Net change in unrealized appreciation/depreciation on investments	33,763,008	(6,154,345)
Change in net assets resulting from operations	200,391,137	(6,915,075)
Change in net assets resulting from distributions to shareholders	(10,232,918)	(66,563,701)
Change in net assets resulting from capital transactions	(139,380,567)	15,973,696
Change in net assets	50,777,652	(57,505,080)
Net Assets:
Beginning of period	901,189,848	958,694,928
End of period	$951,967,500	$901,189,848
Capital Transactions:
Proceeds from shares issued	$15,969,173	$47,198,944
Distributions reinvested	10,232,918	66,563,701
Cost of shares redeemed	(165,582,658)	(97,788,949)
Change in net assets resulting from capital transactions	$(139,380,567)	$15,973,696
Share Transactions:
Issued	308,380	1,205,003
Reinvested	192,493	1,510,096
Redeemed	(3,239,565)	(2,316,973)
Change in Shares	(2,738,692)	398,126

See notes to financial statements.

13

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
Victory RS Large Cap Alpha VIP Series
Year Ended December 31:
2021	$44.49	0.75	9.69	10.44	(0.59)	—
2020	$48.27	0.62	(0.90)	(0.28)	(0.56)	(2.94)
2019	$43.45	0.70	12.75	13.45	(0.48)	(8.15)
2018	$54.01	0.60	(5.44)	(4.84)	(0.02)	(5.70)
2017	$45.98	0.51	8.07	8.58	(0.55)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  Reflects a return to normal trading levels after a prior-year strategy or allocation shift.

(d)  Reflects an increase in trading activity due to asset allocation shifts.

See notes to financial statements.

14

Victory Variable Insurance Funds	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
Victory RS Large Cap Alpha VIP Series
Year Ended December 31:
2021	(0.59)	$54.34	23.49%	0.55%	1.47%	0.73%	$951,968	51	%(c)
2020	(3.50)	$44.49	(0.44)%	0.55%	1.47%	0.74%	$901,190	101	%(d)
2019	(8.63)	$48.27	31.16%	0.55%	1.37%	0.73%	$958,695	50%
2018	(5.72)	$43.45	(9.00)%	0.55%	1.10%	0.62%	$846,990	60%
2017	(0.55)	$54.01	18.67%	0.55%	1.02%	0.60%	$1,060,740	56%

See notes to financial statements.

15

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2021

1. Organization:

Victory Variable Insurance Funds (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of eight funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the RS Large Cap Alpha VIP Series (the "Fund"), a series of the Trust. The Fund offers a single class of shares: Class I. The Fund's shares are only available for purchase by certain separate accounts of insurance companies as investments for certain variable annuity plans and variable life insurance contracts issued by those insurance companies. The Fund is classified as diversified under the 1940 Act.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs") and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system

16

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2021, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$924,083,442	$—	$—	$924,083,442
Total	$924,083,442	$—	$—	$924,083,442

For the year ended December 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real-estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

17

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

As of December 31, 2021, the Fund did not have any securities on loan.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

For the year ended December 31, 2021, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

18

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2021, were as follows:

Excluding U.S. Government Securities
Purchases	Sales
$466,857,025	$624,873,211

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended December 31, 2021, are reflected on the Statement of Operations as Investment advisory fees.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion		$15 billion – $30 billion		Over $30 billion
0.08	%, plus	0.05	%, plus	0.04%

Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Portfolios, Victory Portfolios II and USAA Mutual Funds (collectively, the "Victory Funds Complex"), in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Transfer agent fees.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2022. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2021, the expense limit (excluding voluntary waivers) is 0.55%.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of December 31, 2021, the following amounts are available to be repaid to the Adviser. The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at December 31, 2021.

Expires 2022	Expires 2023	Expires 2024	Total
$1,698,805	$1,542,248	$1,660,693	$4,901,746

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund is not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk — Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Limited Portfolio Risk — To the extent the Fund invests its assets in a more limited number of issuers than many other mutual funds, a decline in the market value of a particular security may affect the Fund's value more than if the Fund invested in a larger number of issuers.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month LIBOR plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to each fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended December 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2021.

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2021, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

Total Accumulated Earnings/(Loss)	Capital
$3,438	$(3,438)

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2021			Year Ended December 31, 2020
Distributions Paid From:				Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$10,232,918	$—	$10,232,918	$11,160,516	$55,403,185	$66,563,701

As of December 31, 2021, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$62,153,370	$97,804,619	$159,957,989	$204,853,492	$364,811,481

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and partn ership basis adjustments.

As of December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.

During the tax year ended December 31, 2021, the Fund utilized $3,339,848 of capital loss carryforwards.

As of December 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$719,229,950	$216,915,273	$(12,061,781)	$204,853,492

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory RS Large Cap Alpha VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the years ended December 31, 2018 and prior, were audited by other auditors whose report dated February 15, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 16, 2022

23

Victory Variable Insurance Funds	Supplemental Information December 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their position with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees eight portfolios in the Trust, 41 portfolios in Victory Portfolios, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Trustee, Carlyle Secured Lending III (since 2021).
E. Lee Beard,* Born August 1951	Trustee	February 2005	Retired (since 2015)	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	None.

24

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, Born December 1944	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008

Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.; Chairman and Chief Executive Officer (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard and Mr. Meyer as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

25

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser; Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Sean Fox, Born September 1976	Deputy Chief Compliance Officer	July 2021	Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019).
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	February 1998	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

26

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021, through December 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value 12/31/21	Actual Expenses Paid During Period 7/1/21-12/31/21*	Hypothetical Expenses Paid During Period 7/1/21-12/31/21*	Annualized Expense Ratio During Period 7/1/21-12/31/21
$1,000.00	$1,055.50	$1,022.43	$2.85	$2.80	0.55%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

27

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2021, the Fund paid qualified dividend income for the purposes of reduced individual federal income tax rates of 100%.

Dividends qualified for corporate dividends received deductions of 100%.

28

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at a meeting, which was called for that purpose, on November 30, 2021. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at the meetings on October 19, 2021, and November 30, 2021. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Fund's advisory arrangements by a consultant retained through their counsel.

The Board took into consideration regular reports from the Adviser throughout the COVID-19 pandemic public health crisis concerning how the ongoing pandemic has affected market volatility, investment risk, liquidity and valuation of portfolio securities, and the implementation and effectiveness of business continuity plans. These reports also had confirmed that the pandemic had no material impact on the Adviser's operations

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows (acknowledging that economies of scale can be complex to assess and typically are not directly measurable);

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. The Board retained a consultant to provide comparative information about fees and performance. The Board met with the consultant to review its inputs and methodologies, among other things. The Board compared the Fund's total operating expense ratio on a net and gross basis with a universe of comparable mutual funds compiled by the consultant and a peer group of funds with similar investment strategies selected by that consultant from the universe. The Board reviewed the factors and methodology used by the consultant in the selection of the Fund's

29

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

peer group, including the consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which would be a structure that results in reduced fees as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus. The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for the one-, three- and ten-year periods, outperformed the benchmark index for the five-year period, outperformed the peer group median for the one-year period and underperformed the peer group median for the three-, five and ten-year periods. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

30

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

31

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-LCAVIP-AR (12/21)

December 31, 2021

Annual Report

Victory Variable Insurance Funds

Victory INCORE Low Duration Bond VIP Series

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Manager's Commentary/Investment Overview (Unaudited)	5
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	33
Supplemental Information (Unaudited)
Trustee and Officer Information	34
Proxy Voting and Portfolio Holdings Information	37
Expense Example	37
Additional Federal Income Tax Information	38
Advisory Contract Renewal	39
Privacy Policy (inside back cover)

1

The Fund is distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

Another year has passed, but unfortunately the pandemic endures. Yet, looking back on the year ended 2021, it is evident that financial markets have endured as well, despite stiff headwinds — including new COVID-19 variants; disruption among global supply chains; uncomfortable inflation readings; and the fear of rising interest rates.

Through it all, the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again registered a positive annual total return (that makes it 12 out of the past 13 years). This was largely driven by a U.S. economy that bounced back quickly after what was effectively a global economic shutdown in 2020, and we witnessed robust earnings growth across many sectors thanks in no small part to continued fiscal stimulus and accommodative monetary policy. Underlying this positive performance were interesting differences among investment styles and market capitalizations. For example, growth-oriented investments outperformed value within large-caps but underperformed within both mid-caps and small-caps (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for higher interest rates next year?

There were other notable subplots to 2021. Early in the year we watched in disbelief as "meme stocks" — a few names that gained massive notoriety on social media platforms — went on stomach-churning roller coaster rides. Also, intriguing was how the biotech sector struggled mightily despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, while crypto assets captivated investors. Now we're all watching how crypto's underlying blockchain technologies might disrupt business-as-usual across industries in the years ahead. These were just a few of the highlights of the past year.

Through all the twists and turns, the S&P 500® Index registered an impressive annual total return of nearly 29% for the 12-month period ended December 31, 2021. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 59 basis points (a basis point is 1/100th of a percentage point), reflecting substantial fiscal stimuli and the U.S. Federal Reserve's (the "Fed") accommodative monetary stance (recently). At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 1.52%.

Despite the resiliency of financial markets, we fully acknowledge that the volatility and unusual events of recent years may have made investors uneasy at times. However, this simply underscores why it's important for investors to remain calm and unemotional in the face of market turmoil. A long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerance are some of the key ingredients for staying the course and progressing on your investment goals.

Of course, no one knows for certain what 2022 will bring. We are already facing a potential end to the Fed's accommodative monetary policies and the various forms of fiscal stimuli that helped revive the economy from the depths of the pandemic-induced market downturn. By all accounts, the Fed appears ready to raise short-term

3

interest rates, perhaps as early as the end of the first quarter, though any move will certainly be data dependent, and some are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. There will likely be new headwinds, some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at our investment franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your Victory Funds investment, brought to you by Victory Capital. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call 800-539-3863 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory Variable Insurance Funds

Victory INCORE Low Duration Bond VIP Series

Manager's Commentary

(Unaudited)

What were the market conditions during the reporting period?

The main themes for 2021 were the reopening of the economy and the debate over transitory versus persistent inflation. Inflation has proven much more persistent than the Fed had previously expected, and consumer and business behavior is changing in response. Supply chains are being on-shored or near-shored for reliability in a move away from "just-in-time." Labor scarcity is contributing to delays and pushing wages higher. Looking at the positives, corporate fundamentals have been improving and default rates are expected to remain low. Companies have shown resilience through the pandemic as profitability has expanded amidst rising costs. Revenue and earnings before interest, taxes, depreciation, and amortization (EBITDA) have quickly recovered above pre-COVID-19 levels, and leverage is trending lower from its peak in 2020. For the year, the Bloomberg U.S. Treasuries Index returned –2.32% while the Bloomberg US Aggregate Bond Index returned –1.54%, their first negative performance since the taper-tantrum of 2013, albeit, after two back-to-back years of solid, high-single-digit returns in fixed income. The ICE BofAML Investment Grade Convertible Bond Index returned 10.42% for the year, while U.S. equity indices continued to perform well, with total returns between 20% – 30% for the year.

How did Victory INCORE Low Duration Bond VIP Series (the "Fund") perform during the reporting period?

The Fund returned 1.00% for the fiscal year ended December 31, 2021, outperforming the Bloomberg U.S. 1-3 Year Government Bond Index (the "Index"), which returned –0.60% during the reporting period.

What strategies did you employ during the reporting period?

The Fund started the fourth quarter of 2021 underweight U.S. Treasurys and mortgage-backed securities, with corresponding overweight allocations to investment-grade corporate bonds, high-yield corporate bonds, and investment-grade convertible bonds. We maintain a corporate credit overweight as corporate fundamentals have been improving and default rates are expected to remain low. The Fund's shorter relative duration position and overweight to investment-grade convertible bonds contributed positively, while an overweight to corporate bonds detracted. Allocations to credit, investment-grade convertible bonds, as well as a shorter duration position relative to the Index contributed positively throughout the year. In addition, the Fund's employment of a derivatives strategy overlay to efficiently manage the overall portfolio risks associated with the Fund's strategy contributed positively to performance during the year.

5

Victory Variable Insurance Funds

Victory INCORE Low Duration Bond VIP Series

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class I
INCEPTION DATE	8/28/03
	Net Asset Value	Bloomberg U.S. Government 1-3 Year Bond Index[1]
One Year	1.00%	-0.60%
Five Year	2.34%	1.62%
Ten Year	1.85%	1.10%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower. Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

Victory INCORE Low Duration Bond VIP Series — Growth of $10,000

1The Bloomberg U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. government bonds with maturities between one and three years. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide a high level of current income consistent with preservation of capital.

Asset Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments December 31, 2021
Security Description	Shares or Principal Amount	Value
Asset-Backed Securities (5.2%)
AmeriCredit Automobile Receivables Trust, Series 2021-1, Class C, 0.89%, 10/19/26, Callable 4/18/24 @ 100	$1,815,000	$1,801,759
GM Financial Automobile Leasing Trust, Series 2021-1, Class C, 0.70%, 2/20/25, Callable 8/20/23 @ 100	1,164,000	1,154,900
GM Financial Consumer Automobile Receivables Trust, Series 2021-2, Class C, 1.28%, 1/19/27, Callable 10/16/24 @ 100	951,000	937,686
JPMorgan Chase Bank NA, Series 2021-2, Class B, 0.89%, 12/26/28, Callable 8/25/24 @ 100 (a)	1,031,984	1,026,366
Santander Drive Auto Receivables Trust, Series 2021-1, Class C, 0.75%, 2/17/26, Callable 9/15/23 @ 100	1,164,000	1,161,507
Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.90%, 6/15/26, Callable 1/15/24 @ 100	1,400,000	1,398,608
Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.95%, 9/15/27, Callable 2/15/24 @ 100	1,023,000	1,019,313
Santander Retail Auto Lease Trust, Series 2021-A, Class C, 1.14%, 3/20/26, Callable 4/20/24 @ 100 (a) (b)	2,366,000	2,343,624
Westlake Automobile Receivables Trust, Series 2021-1A, Class C, 0.95%, 3/16/26, Callable 3/15/24 @ 100 (a)	1,295,000	1,286,149
Westlake Automobile Receivables Trust, Series 2021-2A, Class C, 0.89%, 7/15/26, Callable 10/15/24 @ 100 (a)	1,348,000	1,324,644
Total Asset-Backed Securities (Cost $13,556,691)		13,454,556
Collateralized Mortgage Obligations (1.6%)
Galaxy CLO Ltd., Series 2017-24A, Class A, 1.24% (LIBOR03M+112bps), 1/15/31, Callable 1/15/22 @ 100 (a) (b) (c)	1,000,000	997,905
Steele Creek CLO Ltd., Series 2017-1A, Class A, 1.37% (LIBOR03M+125bps), 1/15/30, Callable 1/15/22 @ 100 (a) (b) (c)	2,175,000	2,168,362
Voya CLO Ltd., Series 2017-4A, Class A1, 1.25% (LIBOR03M+113bps), 10/15/30, Callable 1/15/22 @ 100 (a) (b) (c)	1,000,000	1,000,053
Total Collateralized Mortgage Obligations (Cost $4,175,000)		4,166,320
Preferred Stocks (3.2%)
Financials (1.4%):
AMG Capital Trust II, 10/15/37, 5.15%	15,675	916,635
Bank of America Corp., Series L, 7.25% (b) (d)	730	1,055,142
KKR & Co., Inc., Series C, 9/15/23, 6.00% (e)	8,083	752,932
Wells Fargo & Co., Series L, 7.50% (d)	610	909,223
		3,633,932
Health Care (0.1%):
Danaher Corp., Series B, 4/15/23, 5.00% (e)	149	258,987
Industrials (0.4%):
Stanley Black & Decker, Inc., 11/15/22, 5.25% (e)	8,720	952,137
Utilities (1.3%):
American Electric Power Co., Inc., 8/15/23, 6.13% (e)	4,295	225,917
CenterPoint Energy, Inc., 9/15/29, 4.57%	3,690	214,721

See notes to financial statements.

8

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares or Principal Amount	Value
Dominion Energy, Inc., Series A, 6/1/22, 7.25%	7,395	$744,232
DTE Energy Co., 11/1/22, 6.25%	11,370	583,736
NextEra Energy, Inc., 3/1/23, 5.28%	15,600	897,624
NiSource, Inc., 3/1/24, 7.75%	815	91,272
The Southern Co., Series 2019, 8/1/22, 6.75%	12,740	684,775
		3,442,277
Total Preferred Stocks (Cost $7,701,773)		8,287,333
Corporate Bonds (51.7%)
Communication Services (2.7%):
AT&T, Inc., 1.70%, 3/25/26, Callable 3/25/23 @ 100	$3,500,000	3,485,580
CenturyLink, Inc., 6.75%, 12/1/23	402,000	433,802
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.50%, 2/1/24, Callable 1/1/24 @ 100	504,000	535,782
Fox Corp., 4.03%, 1/25/24, Callable 12/25/23 @ 100	1,412,000	1,491,708
Verizon Communications, Inc. 3.38%, 2/15/25 (b)	325,000	345,436
1.26% (LIBOR03M+110bps), 5/15/25, Callable 3/15/25 @ 100 (b) (c)	719,000	732,388
		7,024,696
Consumer Discretionary (7.6%):
Amazon.com, Inc., 1.00%, 5/12/26, Callable 4/12/26 @ 100	2,780,000	2,751,394
AutoZone, Inc., 3.13%, 4/18/24, Callable 3/18/24 @ 100 (e)	2,682,000	2,794,188
Booking Holdings, Inc., 0.75%, 5/1/25 (b) (e)	760,000	1,118,598
D.R. Horton, Inc., 4.75%, 2/15/23, Callable 11/15/22 @ 100 (b)	3,006,000	3,104,898
Expedia Group, Inc. 3.60%, 12/15/23, Callable 11/15/23 @ 100	980,000	1,018,808
2/15/26 (a) (e) (g)	780,000	901,329
Ford Motor Co., 3/15/26 (a)	325,000	447,242
General Motors Co., 4.88%, 10/2/23 (b)	1,191,000	1,265,247
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 4/1/27, Callable 4/1/22 @ 102.44	536,000	553,436
Kohl's Corp., 4.25%, 7/17/25, Callable 4/17/25 @ 100	1,138,000	1,218,980
Marriott International, Inc., 3.60%, 4/15/24, Callable 3/15/24 @ 100	1,225,000	1,282,906
NVR, Inc., 3.95%, 9/15/22, Callable 6/15/22 @ 100 (b) (e)	2,985,000	3,027,954
		19,484,980
Consumer Staples (2.6%):
7-Eleven, Inc., 0.80%, 2/10/24, Callable 2/10/22 @ 100 (a) (b)	2,296,000	2,269,642
Altria Group, Inc., 4.40%, 2/14/26, Callable 12/14/25 @ 100 (b)	295,000	323,957
Church & Dwight Co., Inc., 2.45%, 8/1/22, Callable 7/1/22 @ 100 (b)	795,000	802,425
Constellation Brands, Inc., 4.25%, 5/1/23 (b)	954,000	995,003
Keurig Dr Pepper, Inc., 4.06%, 5/25/23, Callable 4/25/23 @ 100 (b)	638,000	664,905
Tyson Foods, Inc. 3.90%, 9/28/23, Callable 8/28/23 @ 100 (b)	400,000	418,196
3.95%, 8/15/24, Callable 5/15/24 @ 100	1,130,000	1,201,936
		6,676,064

See notes to financial statements.

9

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Energy (2.8%):
Boardwalk Pipelines LP, 3.38%, 2/1/23, Callable 11/1/22 @ 100	$400,000	$407,268
Continental Resources, Inc. 4.50%, 4/15/23, Callable 1/15/23 @ 100 (b)	732,000	755,717
2.27%, 11/15/26, Callable 11/15/23 @ 100 (a) (e)	1,048,000	1,040,706
EQM Midstream Partners LP, 4.75%, 7/15/23, Callable 6/15/23 @ 100 (b)	310,000	322,118
HollyFrontier Corp., 2.63%, 10/1/23 (e)	929,000	947,311
Pioneer Natural Resources Co. 0.55%, 5/15/23	1,280,000	1,275,302
0.25%, 5/15/25 (b)	785,000	1,404,318
Plains All American Pipeline LP/PAA Finance Corp., 2.85%, 1/31/23, Callable 10/31/22 @ 100 (b)	925,000	938,329
		7,091,069
Financials (13.6%):
Ares Capital Corp., 4.63%, 3/1/24	945,000	1,077,612
Bank of America Corp. 4.20%, 8/26/24 (b)	2,551,000	2,733,550
1.53% (SOFR+65bps), 12/6/25, Callable 12/6/24 @ 100, MTN (c)	1,720,000	1,724,386
Capital One Financial Corp. 3.30%, 10/30/24, Callable 9/30/24 @ 100 (b) (e)	627,000	660,939
1.34%, 12/6/24, Callable 12/6/23 @ 100	2,158,000	2,171,574
Citigroup, Inc., 3.11% (SOFR+284bps), 4/8/26, Callable 4/8/25 @ 100 (c)	3,016,000	3,162,065
Dana Financing Luxembourg Sarl, 5.75%, 4/15/25, Callable 2/7/22 @ 102.88 (a) (b)	808,000	829,202
Fifth Third Bancorp 1.63%, 5/5/23, Callable 4/5/23 @ 100 (e)	1,880,000	1,897,653
3.65%, 1/25/24, Callable 12/25/23 @ 100 (b)	731,000	766,366
Ford Motor Credit Co. LLC, 3.10%, 5/4/23 (b)	1,500,000	1,526,640
General Motors Financial Co., Inc., 5.10%, 1/17/24, Callable 12/17/23 @ 100	2,451,000	2,628,232
Harley-Davidson Financial Services, Inc., 3.35%, 2/15/23, Callable 1/15/23 @ 100 (a)	1,512,000	1,544,372
JPMorgan Chase & Co., 2.30%, 10/15/25, Callable 10/15/24 @ 100	3,934,000	4,021,413
JPMorgan Chase Financial Co. LLC, 0.25%, 5/1/23 (a)	1,005,000	1,111,429
Morgan Stanley 4.88%, 11/1/22 (b)	918,000	949,304
0.53%, 1/25/24, Callable 1/25/23 @ 100 (e)	3,425,000	3,413,355
Sixth Street Specialty Lending, Inc., 4.50%, 8/1/22	330,000	406,180
The Bank of New York Mellon Corp., 0.75%, 1/28/26, MTN, Callable 12/28/25 @ 100	1,085,000	1,056,237
The Goldman Sachs Group, Inc., 1.89% (LIBOR03M+175bps), 10/28/27, Callable 10/28/26 @ 100 (b) (c) (e)	1,500,000	1,572,375
Wells Fargo & Co., 0.81%, 5/19/25, MTN, Callable 5/19/24 @ 100	700,000	692,160
Zions Bancorp NA, 3.35%, 3/4/22, Callable 2/7/22 @ 100 (b)	910,000	912,084
		34,857,128

See notes to financial statements.

10

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Health Care (6.1%):
AbbVie, Inc., 3.85%, 6/15/24, Callable 3/15/24 @ 100	$3,455,000	$3,652,868
Anthem, Inc., 2.75%, 10/15/42	120,000	788,707
Biogen, Inc., 3.63%, 9/15/22	925,000	943,953
Centene Corp., 4.25%, 12/15/27, Callable 12/15/22 @ 102.13	588,000	615,101
HCA, Inc., 5.00%, 3/15/24	2,521,000	2,712,092
Humana, Inc. 3.15%, 12/1/22, Callable 9/1/22 @ 100 (b)	921,000	936,022
2.90%, 12/15/22, Callable 11/15/22 @ 100 (b)	515,000	525,053
Illumina, Inc., 8/15/23 (e)	745,000	854,478
Mylan, Inc., 3.13%, 1/15/23 (a)	2,521,000	2,576,865
Universal Health Services, Inc., 1.65%, 9/1/26, Callable 8/1/26 @ 100 (a)	1,554,000	1,527,970
Viatris, Inc., 1.13%, 6/22/22	475,000	475,964
		15,609,073
Industrials (4.9%):
Air Lease Corp., 0.70%, 2/15/24, MTN, Callable 1/15/24 @ 100	3,385,000	3,334,530
Delta Air Lines, Inc., 3.80%, 4/19/23, Callable 3/19/23 @ 100 (b)	1,025,000	1,047,058
EnPro Industries, Inc., 5.75%, 10/15/26, Callable 2/7/22 @ 104.31 (b)	1,000,000	1,046,590
Fortive Corp., 0.88%, 2/15/22 (b)	1,180,000	1,180,696
Roper Technologies, Inc., 0.45%, 8/15/22	981,000	980,725
Sensata Technologies BV, 5.63%, 11/1/24 (a) (b)	785,000	862,770
Southwest Airlines Co. 4.75%, 5/4/23	1,973,000	2,066,895
1.25%, 5/1/25 (b)	895,000	1,194,592
Waste Management, Inc., 2.40%, 5/15/23, Callable 3/15/23 @ 100 (b)	782,000	795,928
		12,509,784
Information Technology (4.8%):
Akamai Technologies, Inc., 0.13%, 5/1/25	415,000	544,239
Block, Inc., 0.25%, 11/1/27 (e)	215,000	228,034
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 1/15/24, Callable 11/15/23 @ 100 (b)	2,520,000	2,637,205
Cadence Design Systems, Inc., 4.38%, 10/15/24, Callable 7/15/24 @ 100 (b)	1,334,000	1,434,210
Euronet Worldwide, Inc., 0.75%, 3/15/49, Callable 3/20/25 @ 100 (e)	945,000	1,023,426
KLA Corp., 4.65%, 11/1/24, Callable 8/1/24 @ 100	504,000	546,467
Marvell Technology Group Ltd., 4.20%, 6/22/23, Callable 5/22/23 @ 100	842,000	874,813
NCR Corp., 5.00%, 10/1/28, Callable 10/1/23 @ 102.5 (a)	608,000	626,520
PayPal Holdings, Inc., 2.20%, 9/26/22 (b)	1,710,000	1,731,204
Seagate HDD Cayman, 4.88%, 3/1/24, Callable 1/1/24 @ 100	1,000,000	1,060,300
Vishay Intertechnology, Inc., 2.25%, 6/15/25	250,000	258,895
Western Digital Corp., 1.50%, 2/1/24 (b)	1,265,000	1,283,165
		12,248,478
Materials (2.7%):
Celanese US Holdings LLC, 4.63%, 11/15/22 (b) (e)	780,000	804,827
Graphic Packaging International LLC, 0.82%, 4/15/24, Callable 3/15/24 @ 100 (a)	2,022,000	1,990,396
Nucor Corp., 4.13%, 9/15/22, Callable 6/15/22 @ 100 (b) (e)	1,527,000	1,551,554
Southern Copper Corp., 3.88%, 4/23/25	2,352,000	2,518,169
		6,864,946

See notes to financial statements.

11

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Real Estate (2.2%):
American Tower Corp., 3.00%, 6/15/23 (b)	$1,000,000	$1,028,200
Brandywine Operating Partnership LP, 3.95%, 2/15/23, Callable 11/15/22 @ 100	750,000	768,307
Iron Mountain, Inc., 5.25%, 7/15/30, Callable 7/15/25 @ 102.63 (a)	602,000	634,845
Kite Realty Group LP, 0.75%, 4/1/27 (a)	550,000	570,939
Piedmont Operating Partnership LP, 3.40%, 6/1/23, Callable 3/1/23 @ 100 (b)	1,680,000	1,722,218
Post Apartment Homes LP, 3.38%, 12/1/22, Callable 9/1/22 @ 100	250,000	253,943
Weingarten Realty Investors 3.38%, 10/15/22, Callable 7/15/22 @ 100 (b)	300,000	304,011
3.50%, 4/15/23, Callable 1/15/23 @ 100	505,000	518,049
		5,800,512
Utilities (1.7%):
Ameren Corp., 2.50%, 9/15/24, Callable 8/15/24 @ 100	597,000	613,447
Exelon Corp. 3.50%, 6/1/22, Callable 5/1/22 @ 100 (b)	2,117,000	2,136,095
3.95%, 6/15/25, Callable 3/15/25 @ 100 (b)	541,000	579,563
NextEra Energy Capital Holdings, Inc., 0.65%, 3/1/23	1,186,000	1,183,545
		4,512,650
Total Corporate Bonds (Cost $130,735,805)		132,679,380
Residential Mortgage-Backed Securities (1.5%)
Bear Stearns Alt-A Trust, Series 2003-3, Class 2A, 2.74%, 10/25/33, Callable 1/25/22 @ 100 (b) (f)	272,643	272,643
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 2A8, 4.50%, 10/31/33 (b)	2,301	2,466
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 4A1, 2.46%, 11/25/34, Callable 1/25/22 @ 100 (b) (f)	191,327	191,327
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3, 4.75%, 11/25/34, Callable 1/25/22 @ 100 (b)	1,070	753
JPMorgan Mortgage Trust, Series 2004-S1, Class 1A7, 5.00%, 9/25/34, Callable 1/25/22 @ 100 (b)	1,564	1,564
JPMorgan Mortgage Trust, Series 2014-5, Class A11, 2.87%, 10/25/29, Callable 9/25/23 @ 100 (a) (b) (f)	763,134	767,138
JPMorgan Mortgage Trust, Series 2017-3, Class 2A2, 2.50%, 8/25/47, Callable 6/25/23 @ 100 (a) (b) (f)	759,064	760,687
Madison Park Funding Ltd., Series 2007-4A, Class AR, 1.33% (LIBOR03M+120bps), 7/29/30, Callable 1/29/22 @ 100 (a) (b) (c)	1,750,000	1,750,410
Residential Asset Securities Corp., Series 2005-KS1, Class M1, 0.78% (LIBOR01M+68bps), 2/25/35, Callable 1/25/22 @ 100 (b) (c)	61,829	61,789
Total Residential Mortgage-Backed Securities (Cost $3,805,319)		3,808,777
Yankee Dollars (10.3%)
Communication Services (0.2%):
SES SA, 3.60%, 4/4/23 (a)	510,000	525,157

See notes to financial statements.

12

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Principal Amount	Value
Consumer Discretionary (0.9%):
Stellantis NV, 5.25%, 4/15/23	$2,211,000	$2,323,142
Consumer Staples (3.5%):
Barry Callebaut Services NV, 5.50%, 6/15/23 (a)	2,303,000	2,444,242
Heineken NV, 3.40%, 4/1/22 (a)	1,420,000	1,430,068
Kerry Group Financial Services Unlimited Co., 3.20%, 4/9/23, Callable 1/9/23 @ 100 (a) (b)	2,202,000	2,253,241
Pernod Ricard SA, 4.25%, 7/15/22 (a) (b)	767,000	781,619
Suntory Holdings Ltd., 2.55%, 6/28/22, Callable 5/28/22 @ 100 (a) (b)	2,080,000	2,094,165
		9,003,335
Energy (1.3%):
Canadian Natural Resources Ltd. 2.95%, 1/15/23, Callable 12/15/22 @ 100	1,170,000	1,191,668
3.80%, 4/15/24, Callable 1/15/24 @ 100	1,201,000	1,259,381
Ecopetrol SA, 5.88%, 9/18/23 (b)	776,000	822,785
		3,273,834
Financials (2.2%):
Barclays Bank PLC 2/4/25 (b)	300,000	510,462
2/18/25	265,000	301,310
HSBC Holdings PLC, 1.16% (SOFR+58bps), 11/22/24, Callable 11/22/23 @ 100 (c)	1,250,000	1,246,313
NXP BV/NXP Funding LLC, 4.63%, 6/1/23 (a) (b)	3,470,000	3,633,506
		5,691,591
Industrials (0.7%):
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.75%, 1/30/26, Callable 12/30/25 @ 100	1,100,000	1,080,596
Sensata Technologies BV, 4.00%, 4/15/29, Callable 4/15/24 @ 102 (a)	651,000	664,879
		1,745,475
Materials (1.2%):
Anglo American Capital PLC, 3.63%, 9/11/24 (a)	2,984,000	3,132,931
Utilities (0.3%):
Enel Generacion Chile SA, 4.25%, 4/15/24, Callable 1/15/24 @ 100 (e)	615,000	642,737
Total Yankee Dollars (Cost $26,238,577)		26,338,202
U.S. Government Mortgage-Backed Agencies (3.6%)
Federal Home Loan Mortgage Corp. 5.00%, 6/15/23 – 8/1/40 (b)	398,202	446,910
5.50%, 10/25/23 (b)	1,181	1,213
Series 4207, Class JD, 1.50%, 5/15/28 (b)	1,071,461	1,079,411
7.00%, 9/1/38 (b)	1,830	2,140
Series 4320, Class AP, 3.50%, 7/15/39 (b)	448,896	474,360
Series 3713, Class PA, 2.00%, 2/15/40 – 3/15/40 (b)	2,403,066	2,427,735
Series 4444, Class CH, 3.00%, 1/15/41 (b)	383,155	387,305
Series 4049, Class AB, 2.75%, 12/15/41 (b)	80,973	81,772
		4,900,846

See notes to financial statements.

13

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares or Principal Amount	Value
Federal National Mortgage Association Series 2010-156, Class DY, 3.50%, 1/25/26 (b)	$512,387	$528,413
6.00%, 2/1/37 (b)	589,643	680,829
Series 2013-33, Class UD, 2.50%, 4/25/39 (b)	192,428	194,223
Series 2011-21, Class PA, 4.50%, 5/25/40 (b)	973,819	1,021,586
Series 2011-101, Class LA, 3.00%, 10/25/40 (b)	73,317	73,855
5.00%, 2/1/41 – 10/1/41 (b)	1,573,255	1,765,102
		4,264,008
Total U.S. Government Mortgage-Backed Agencies (Cost $8,998,042)		9,164,854
U.S. Treasury Obligations (18.4%)
U.S. Treasury Notes 0.38%, 3/31/22 (b)	356,000	356,237
0.13%, 6/30/22 (b)	7,598,000	7,594,735
0.13%, 7/15/23	23,403,000	23,231,134
0.13%, 10/15/23	2,127,000	2,105,647
0.13%, 2/15/24	9,451,000	9,327,694
0.38%, 7/15/24	1,602,000	1,582,225
0.75%, 11/15/24 (b)	3,000,000	2,983,828
Total U.S. Treasury Obligations (Cost $47,424,768)		47,181,500
Collateral for Securities Loaned (3.4%)^
BlackRock Liquidity Funds TempFund Portfolio, Institutional Shares, 0.04% (g)	205,226	205,226
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (g)	4,030,674	4,030,674
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (g)	102,418	102,418
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (g)	816,650	816,650
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (g)	3,671,820	3,671,820
Total Collateral for Securities Loaned (Cost $8,826,788)		8,826,788
Total Investments (Cost $251,462,763) — 98.9%		253,907,710
Other assets in excess of liabilities — 1.1%		2,847,520
NET ASSETS — 100.00%		$256,755,230

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2021, the fair value of these securities was $47,319,373 and amounted to 18.4% of net assets.

(b)  All or a portion of this security has been segregated as collateral for derivative instruments.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2021.

(d)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

See notes to financial statements.

14

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2021

(e)  All or a portion of this security is on loan.

(f)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at December 31, 2021.

(g)  Rate disclosed is the daily yield on December 31, 2021.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2021, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2021, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Canadian Dollar Futures	50	3/15/22	$3,926,500	$3,952,500	$26,000

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Futures	14	3/22/22	$1,820,519	$1,826,563	$(6,044)
5-Year U.S. Treasury Note Futures	105	3/31/22	12,708,137	12,702,539	5,598
Ultra Long Term U.S. Treasury Bond Futures	5	3/22/22	982,834	985,625	(2,791)
					$(3,237)
Total unrealized appreciation					$31,598
Total unrealized depreciation					(8,835)
Total net unrealized appreciation (depreciation)					$22,763

See notes to financial statements.

15

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2021

Centrally Cleared

Credit Default Swap Agreements — Sell Protection (a)

Underlying Instruments	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Implied Credit Spread at December 31, 2021 (b)	Notional Amount (c)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX North America High Yield Index; Series 37	5.00%	12/20/26	Quarterly	2.92%	$8,000,000	$731,111	$689,600	$41,511
CDX North America Investment Grade Index; Series 37	1.00%	12/20/26	Quarterly	0.49%	19,000,000	464,601	459,694	4,907
						$1,195,712	$1,149,294	$46,418

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)  Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See notes to financial statements.

16

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2021
	Victory INCORE Low Duration Bond VIP Series
Assets:
Investments, at value (Cost $251,462,763)	$253,907,710	(a)
Cash	7,284,591
Deposit with broker for futures contracts	1,285,519
Deposit with broker for swap agreements	2,261,930
Receivables:
Interest and dividends	1,223,038
Capital shares issued	15,347
Variation margin on open futures contracts	29,250
Variation margin on open swap agreements	13,094
From Adviser	21,927
Prepaid expenses	511
Total Assets	266,042,917
Liabilities:
Payables:
Collateral received on loaned securities	8,826,788
Capital shares redeemed	237,959
Variation margin on open futures contracts	16,070
Accrued expenses and other payables:
Investment advisory fees	98,679
Administration fees	13,493
Custodian fees	3,040
Transfer agent fees	59,392
Compliance fees	155
Trustees' fees	320
Other accrued expenses	31,791
Total Liabilities	9,287,687
Net Assets:
Capital	252,795,101
Total accumulated earnings/(loss)	3,960,129
Net Assets	$256,755,230
Shares (unlimited shares authorized with a par value of $0.001 per share):	24,307,483
Net asset value:	$10.56

(a)  Includes $8,620,941 of securities on loan.

See notes to financial statements.

17

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2021
Victory INCORE Low Duration Bond VIP Series
Investment Income:
Dividends	$349,978
Interest	3,823,070
Securities lending (net of fees)	18,554
Total Income	4,191,602
Expenses:
Investment advisory fees	1,177,553
Administration fees	144,375
Sub-Administration fees	17,000
Custodian fees	18,907
Transfer agent fees	316,915
Trustees' fees	18,733
Compliance fees	1,918
Legal and audit fees	30,193
Other expenses	15,233
Total Expenses	1,740,827
Expenses waived/reimbursed by Adviser	(353,805)
Net Expenses	1,387,022
Net Investment Income (Loss)	2,804,580
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	1,828,313
Net realized gains (losses) from futures contracts	644,280
Net realized gains (losses) from swap agreements	451,229
Net change in unrealized appreciation/depreciation on investment securities	(3,279,523)
Net change in unrealized appreciation/depreciation on futures contracts	46,855
Net change in unrealized appreciation/depreciation on swap agreements	46,418
Net realized/unrealized gains (losses) on investments	(262,428)
Change in net assets resulting from operations	$2,542,152

See notes to financial statements.

18

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory INCORE Low Duration Bond VIP Series
	Year Ended December 31, 2021	Year Ended December 31, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$2,804,580	$4,189,569
Net realized gains (losses) from investments	2,923,822	1,777,955
Net change in unrealized appreciation/depreciation on investments	(3,186,250)	4,246,404
Change in net assets resulting from operations	2,542,152	10,213,928
Change in net assets resulting from distributions to shareholders	(4,223,120)	(6,215,654)
Change in net assets resulting from capital transactions	10,390,051	(10,649,731)
Change in net assets	8,709,083	(6,651,457)
Net Assets:
Beginning of period	248,046,147	254,697,604
End of period	$256,755,230	$248,046,147
Capital Transactions:
Proceeds from shares issued	$49,558,617	$41,353,337
Distributions reinvested	4,223,120	6,215,654
Cost of shares redeemed	(43,391,686)	(58,218,722)
Change in net assets resulting from capital transactions	$10,390,051	$(10,649,731)
Share Transactions:
Issued	4,633,140	3,853,916
Reinvested	400,675	585,278
Redeemed	(4,056,166)	(5,493,352)
Change in Shares	977,649	(1,054,158)

See notes to financial statements.

19

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Total Distributions
Victory INCORE Low Duration Bond VIP Series
Year Ended December 31:
2021	$10.63	0.11	—	(c)	0.11	(0.18)	(0.18)
2020	$10.45	0.18	0.27		0.45	(0.27)	(0.27)
2019	$10.27	0.23	0.16		0.39	(0.21)	(0.21)
2018	$10.22	0.19	(0.09)		0.10	(0.05)	(0.05)
2017	$10.20	0.15	0.02		0.17	(0.15)	(0.15)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  Amount is less than $(0.005) per share.

(d)  Portfolio turnover increased due to a change within the portfolio holdings during the year.

See notes to financial statements.

20

Victory Variable Insurance Funds	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return(b)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
Victory INCORE Low Duration Bond VIP Series
Year Ended December 31:
2021	$10.56	1.00%	0.53%	1.07%	0.67%	$256,755	57%
2020	$10.63	4.33%	0.53%	1.71%	0.71%	$248,046	88%
2019	$10.45	3.79%	0.53%	2.16%	0.71%	$254,698	75%
2018	$10.27	1.01%	0.53%	1.85%	0.58%	$264,449	55%
2017	$10.22	1.64%	0.53%	1.44%	0.58%	$292,306	91	%(d)

See notes to financial statements.

21

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2021

1. Organization:

Victory Variable Insurance Funds (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of eight funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the INCORE Low Duration Bond VIP Series (the "Fund"), a series of the Trust. The Fund offers a single class of shares: Class I. The Fund's shares are only available for purchase by certain separate accounts of insurance companies as investments for certain variable annuity plans and variable life insurance contracts issued by those insurance companies. The Fund is classified as diversified under the 1940 Act.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), are valued at the closing price on the exchange or system where the security is principally traded, if

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Swap agreements are valued at the mean between the current bid and ask prices. To the extent this model is utilized, these valuations are considered as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2021, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments:

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$13,454,556	$—	$13,454,556
Collateralized Mortgage Obligations		4,166,320	—	4,166,320
Preferred Stocks	8,072,612	214,721	—	8,287,333
Corporate Bonds	—	132,679,380	—	132,679,380
Residential Mortgage-Backed Securities	—	3,808,777	—	3,808,777
Yankee Dollars	—	26,338,202	—	26,338,202
U.S. Government Mortgage-Backed Agencies	—	9,164,854	—	9,164,854
U.S. Treasury Obligations	—	47,181,500	—	47,181,500
Collateral for Securities Loaned	8,826,788	—	—	8,826,788
Total	$16,899,400	$237,008,310	$—	$253,907,710
Other Financial Investments^:
Assets:
Credit Default Swaps	$—	$46,418	$—	$46,418
Futures	31,598	—	—	31,598
Liabilities:
Futures	$(8,835)	$—	$—	$(8,835)
Total	$22,763	$46,418	$—	$69,181

^  Futures contracts and credit default swaps are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended December 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac," respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts.

During the year ended December 31, 2021, the Fund entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Credit Derivatives:

The Fund may enter into credit derivatives, including centrally cleared credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund's asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of centrally cleared credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Fund's Statement of Additional Information.

Centrally cleared credit default swap ("CDS") agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of a specific sector of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS.

The counterparty risk for cleared swap agreements is generally lower than uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

The Fund may enter into CDS agreements either as a buyer or seller. The Fund may buy protection under a CDS to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a CDS in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a CDS agreement in the event of the default or bankruptcy of the counterparty. CDS agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

Upon entering into a cleared CDS, the Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the CDS and is returned to a Fund upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as "marking-to-market". The premium (discount)

25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of year end for which the Fund is the seller of protection are disclosed on the Schedule of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, periodic interest payments, or net amounts received from the settlement of buy protection CDS agreements entered into by the Fund for the same referenced entity or entities. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for swap agreements.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for swap agreements.

For the year ended December 31, 2021, the Fund entered into centrally cleared CDS agreements primarily for the strategy of asset allocation and risk exposure management during the year.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2021:

	Assets		Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Receivable on Open Swap Agreements*	Variation Margin Payable on Open Futures Contracts*
Credit Risk Exposure	$—	$46,418	$—
Currency Risk Exposure	26,000	—	—
Interest Rate Risk Exposure	5,598	—	8,835

*  Includes cumulative appreciation/depreciation of futures contracts and credit default swap agreements as reported on the Schedule of Portfolio Investments. Only current day's variation margin for both futures contracts and credit default swap agreements are reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2021:

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Realized Gains (Losses) from Swap Agreements	Net Change in Unrealized Appreciation/ Depreciation on Futures Contracts	Net Change in Unrealized Appreciation/ Depreciation on Swap Agreements
Credit Risk Exposure	$—	$451,229	$—	$46,418
Currency Risk Exposure	200,317	—	26,000	—
Interest Rate Risk Exposure	443,963	—	20,855	—

All open derivative positions at period end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

26

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statement of Operations.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table is a summary of the Fund's securities lending transactions as of December 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$8,620,941	$—	$8,826,788

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

For the year ended December 31, 2021, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions.

27

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2021, were as follows:

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$122,285,413	$70,340,117	$24,378,362	$70,961,179

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.45% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended December 31, 2021, are reflected on the Statement of Operations as Investment advisory fees.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion		$15 billion – $30 billion		Over $30 billion
0.08	%, plus	0.05	%, plus	0.04%

Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of

28

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Portfolios, Victory Portfolios II and USAA Mutual Funds (collectively, the "Victory Funds Complex"), in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Transfer agent fees.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2022. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2021, the expense limit (excluding voluntary waivers) is 0.53%.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of December 31, 2021, the following amounts are available to be repaid to the Adviser. The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at December 31, 2021.

Expires 2022	Expires 2023	Expires 2024	Total
$459,668	$449,234	$353,805	$1,262,707

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund is not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

29

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

High-Yield/Junk Bond Risk — Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Mortgage- and Asset-Backed Securities Risk — During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

Derivatives Risk — The use of derivative instruments, such as futures contracts and credit default swaps, exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Funds' operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets, and a large portion of the Funds' assets are tied to LIBOR. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

30

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Funds and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include Ameribor (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Funds and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month LIBOR plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to each fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended December 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2021.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

31

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2021			Year Ended December 31, 2020
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$4,223,120	$—	$4,223,120	$6,215,654	$—	$6,215,654

As of December 31, 2021, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$3,536,372	$3,536,372	$(1,854,353)	$2,278,110	$3,960,129

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, contingent payment debt instruments, and deemed dividends on Convertible Debt Under Sec. 305(c).

As of December 31, 2021, the Fund had net capital loss carryforwards as summarized in the table below, which are not subject to expiration.

Long-Term Amount	Total
$1,854,353	$1,854,353

During the tax year ended December 31, 2021, the Fund utilized $2,417,178 of capital loss carryforwards.

As of December 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$251,629,600	$3,660,388	$(1,382,278)	$2,278,110

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory INCORE Low Duration Bond VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period in then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the years ended December 31, 2018 and prior, were audited by other auditors whose report dated February 15, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 16, 2022

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Victory Variable Insurance Funds	Supplemental Information December 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their position with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees eight portfolios in the Trust, 41 portfolios in Victory Portfolios, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Trustee, Carlyle Secured Lending III (since 2021).
E. Lee Beard,* Born August 1951	Trustee	February 2005	Retired (since 2015)	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	None.

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Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, Born December 1944	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008

Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.; Chairman and Chief Executive Officer (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard and Mr. Meyer as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser; Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Sean Fox, Born September 1976	Deputy Chief Compliance Officer	July 2021	Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019).
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	February 1998	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

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Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021, through December 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value 12/31/21	Actual Expenses Paid During Period 7/1/21-12/31/21*	Hypothetical Expenses Paid During Period 7/1/21-12/31/21*	Annualized Expense Ratio During Period 7/1/21-12/31/21
$1,000.00	$1,002.40	$1,022.53	$2.67	$2.70	0.53%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2021, the Fund paid qualified dividend income for the purposes of reduced individual federal income tax rates of less than 1%.

Dividends qualified for corporate dividends received deductions of less than 1%.

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Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at a meeting, which was called for that purpose, on November 30, 2021. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at the meetings on October 19, 2021, and November 30, 2021. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Fund's advisory arrangements by a consultant retained through their counsel.

The Board took into consideration regular reports from the Adviser throughout the COVID-19 pandemic public health crisis concerning how the ongoing pandemic has affected market volatility, investment risk, liquidity and valuation of portfolio securities, and the implementation and effectiveness of business continuity plans. These reports also had confirmed that the pandemic had no material impact on the Adviser's operations

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows (acknowledging that economies of scale can be complex to assess and typically are not directly measurable);

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. The Board retained a consultant to provide comparative information about fees and performance. The Board met with the consultant to review its inputs and methodologies, among other things. The Board compared the Fund's total operating expense ratio on a net and gross basis with a universe of comparable mutual funds compiled by the consultant and a peer group of funds with similar investment strategies selected by that consultant from the universe. The Board reviewed the factors and methodology used by the consultant in the selection of the Fund's

39

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

peer group, including the consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which would be a structure that results in reduced fees as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus.

The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for all of the periods reviewed, matched the peer group median for the one-year period, underperformed the peer group median for the three-year period, and outperformed the peer group median for the five- and ten-year periods.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

40

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

41

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-ILDBVIP-AR (12/21)

December 31, 2021

Annual Report

Victory Variable Insurance Funds

Victory 500 Index VIP Series

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Manager's Commentary/Investment Overview (Unaudited)	5
Investment Overview (Unaudited)	7
Investment Objective & Portfolio Holdings (Unaudited)	8
Schedule of Portfolio Investments	9
Financial Statements
Statement of Assets and Liabilities	21
Statement of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	24
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	35
Supplemental Information (Unaudited)
Trustee and Officer Information	36
Proxy Voting and Portfolio Holdings Information	39
Expense Example	39
Additional Federal Income Tax Information	40
Advisory Contract Renewal	41
Privacy Policy (inside back cover)

1

The Fund is distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

Another year has passed, but unfortunately the pandemic endures. Yet, looking back on the year ended 2021, it is evident that financial markets have endured as well, despite stiff headwinds — including new COVID-19 variants; disruption among global supply chains; uncomfortable inflation readings; and the fear of rising interest rates.

Through it all, the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again registered a positive annual total return (that makes it 12 out of the past 13 years). This was largely driven by a U.S. economy that bounced back quickly after what was effectively a global economic shutdown in 2020, and we witnessed robust earnings growth across many sectors thanks in no small part to continued fiscal stimulus and accommodative monetary policy. Underlying this positive performance were interesting differences among investment styles and market capitalizations. For example, growth-oriented investments outperformed value within large-caps but underperformed within both mid-caps and small-caps (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for higher interest rates next year?

There were other notable subplots to 2021. Early in the year we watched in disbelief as "meme stocks" — a few names that gained massive notoriety on social media platforms — went on stomach-churning roller coaster rides. Also, intriguing was how the biotech sector struggled mightily despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, while crypto assets captivated investors. Now we're all watching how crypto's underlying blockchain technologies might disrupt business-as-usual across industries in the years ahead. These were just a few of the highlights of the past year.

Through all the twists and turns, the S&P 500® Index registered an impressive annual total return of nearly 29% for the 12-month period ended December 31, 2021. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 59 basis points (a basis point is 1/100th of a percentage point), reflecting substantial fiscal stimuli and the U.S. Federal Reserve's (the "Fed") accommodative monetary stance (recently). At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 1.52%.

Despite the resiliency of financial markets, we fully acknowledge that the volatility and unusual events of recent years may have made investors uneasy at times. However, this simply underscores why it's important for investors to remain calm and unemotional in the face of market turmoil. A long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerance are some of the key ingredients for staying the course and progressing on your investment goals.

Of course, no one knows for certain what 2022 will bring. We are already facing a potential end to the Fed's accommodative monetary policies and the various forms of fiscal stimuli that helped revive the economy from the depths of the pandemic-induced market downturn. By all accounts, the Fed appears ready to raise short-term

3

interest rates, perhaps as early as the end of the first quarter, though any move will certainly be data dependent, and some are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. There will likely be new headwinds, some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at our investment franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your Victory Funds investment, brought to you by Victory Capital. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call 800-539-3863 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory Variable Insurance Funds

Victory 500 Index VIP Series

Manager's Commentary
(Unaudited)

What were the market conditions during the reporting period?

The first quarter of 2021 proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed-income asset classes. The 10-year U.S. Treasury bond yield finished at its highest level of the reporting period climbing from under 1% to 1.74%.

Equity markets consolidated and interest rates leveled off after large upswings during the second quarter. With strong first-quarter Gross Domestic Product and corporate earnings growth in the rearview mirror, investors seemed to be contemplating their next move. Equity markets rotated from value to growth leadership as Treasury bond yields retreated from the highs of March. Inflation data increased as the economy reopens more quickly than expected. The Fed maintained that inflationary pressure is transitory but could become more persistent. The inflationary environment was a key metric moving into the second half of the year.

The financial markets produced broadly flat returns in the third quarter. Conditions were initially supportive in July and August thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply chain disruptions and rising inflation. In addition, the Fed indicated it may begin tapering its stimulative quantitative easing policy — a development investors took as an indication that the first interest-rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on the nation's economy.

Despite a number of headwinds to sentiment, U.S. equities posted solid gains in the fourth quarter as reflected in the 11.03% return for the bellwether S&P 500® Index. The markets faced a shift in Fed policy as persistent inflation driven by supply chain issues and rising commodity prices led the central bank to announce and subsequently accelerate the tapering of its bond purchases that have helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed-income yields that remained unattractive.

5

Victory Variable Insurance Funds

Victory 500 Index VIP Series (continued)

Manager's Commentary (continued)

How did Victory 500 Index VIP Series (the "Fund") perform during the reporting period?

The Fund seeks to match, before fees and expenses, the performance of the stocks composing the Victory US Large Cap 500 Index (the "Index"). The Fund returned 27.43% for the fiscal year ended December 31, 2021, closely tracking the Index, which returned 27.84% for the reporting period.

What strategies did you employ during the reporting period?

During the year, the Fund's strong absolute return in the Information Technology and Financials sectors more than offset the underperformance in the Utilities and Materials sectors. The Fund's small allocation to derivatives during the year did not have a material impact on performance.

6

Victory Variable Insurance Funds

Victory 500 Index VIP Series

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class I
INCEPTION DATE	8/25/99
	Net Asset Value	Victory US Large Cap 500 Index[1]	S&P 500® Index[2]
One Year	27.43%	27.84%	28.71%
Five Year	18.39%	19.04%	18.47%
Ten Year	16.36%	16.80%	16.55%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower. Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

Victory 500 Index VIP Series — Growth of $10,000

1The Victory US Large Cap 500 Index emphasizes stocks of large U.S. companies. This index does not include the effect of sales charges, commissions, expenses or taxes, and it is not possible to invest directly in an index.

2The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses or taxes, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

7

Victory Variable Insurance Funds Victory 500 Index VIP Series	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to match, before fees and expenses, the performance of the stocks composing the Victory US Large Cap 500 Index.

Top 10 Holdings*:

December 31, 2021

(% of Net Assets)

Apple, Inc.	7.3%
Microsoft Corp.	6.1%
Amazon.com, Inc.	3.9%
Tesla, Inc.	2.3%
Alphabet, Inc., Class C	2.3%
Alphabet, Inc., Class A	2.0%
Meta Platforms, Inc., Class A	1.9%
NVIDIA Corp.	1.8%
UnitedHealth Group, Inc.	1.2%
JPMorgan Chase & Co.	1.1%

Sector Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

8

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments December 31, 2021
Security Description	Shares	Value
Common Stocks (99.5%)
Communication Services (10.3%):
Activision Blizzard, Inc.	2,144	$142,640
Alphabet, Inc., Class C (a)	913	2,641,848
Alphabet, Inc., Class A (a)	801	2,320,529
AMC Entertainment Holdings, Inc. (a) (b)	1,478	40,202
AT&T, Inc.	20,752	510,499
Charter Communications, Inc., Class A (a)	351	228,841
Comcast Corp., Class A	12,719	640,147
DISH Network Corp., Class A (a)	647	20,989
Electronic Arts, Inc.	779	102,750
Endeavor Group Holdings, Inc., Class A (a)	63	2,198
Fox Corp., Class A	972	35,867
Fox Corp., Class B	450	15,421
Liberty Media Corp.-Liberty SiriusXM, Class A (a)	286	14,543
Liberty Media Corp.-Liberty SiriusXM, Class C (a) (b)	510	25,934
Live Nation Entertainment, Inc. (a)	427	51,108
Match Group, Inc. (a)	814	107,652
Meta Platforms, Inc., Class A (a)	6,408	2,155,331
Netflix, Inc. (a)	1,260	759,074
Omnicom Group, Inc.	605	44,328
Pinterest, Inc., Class A (a)	278	10,105
ROBLOX Corp., Class A (a)	602	62,102
Roku, Inc. (a)	62	14,148
Sirius XM Holdings, Inc. (b)	2,447	15,538
Snap, Inc., Class A (a)	3,483	163,805
Take-Two Interactive Software, Inc. (a)	332	59,003
The Walt Disney Co. (a)	4,726	732,010
T-Mobile U.S., Inc. (a)	2,025	234,860
Twitter, Inc. (a)	2,275	98,326
Verizon Communications, Inc.	11,778	611,985
ViacomCBS, Inc., Class B	1,481	44,697
ViacomCBS, Inc., Class A	29	968
Warner Music Group Corp., Class A	236	10,190
Zillow Group, Inc., Class A (a)	135	8,400
Zillow Group, Inc., Class C (a) (b)	515	32,883
ZoomInfo Technologies, Inc. (a)	146	9,373
		11,968,294
Communications Equipment (0.9%):
Arista Networks, Inc. (a)	733	105,369
Cisco Systems, Inc.	12,257	776,726
Motorola Solutions, Inc.	455	123,624
Ubiquiti, Inc. (b)	19	5,827
		1,011,546
Consumer Discretionary (12.6%):
Airbnb, Inc., Class A (a)	172	28,636
Amazon.com, Inc. (a)	1,350	4,501,359
AutoZone, Inc. (a)	61	127,880

See notes to financial statements.

9

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Bath & Body Works, Inc.	712	$49,691
Best Buy Co., Inc.	640	65,024
Booking Holdings, Inc. (a)	119	285,508
Burlington Stores, Inc. (a)	165	48,099
Caesars Entertainment, Inc. (a)	510	47,700
CarMax, Inc. (a)	471	61,338
Carnival Corp. (a) (b)	2,581	51,930
Carvana Co. (a)	32	7,417
Chewy, Inc., Class A (a) (b)	153	9,023
Chipotle Mexican Grill, Inc. (a)	79	138,112
D.R. Horton, Inc.	949	102,919
Darden Restaurants, Inc.	302	45,493
Dollar General Corp.	610	143,856
Dollar Tree, Inc. (a)	654	91,900
Domino's Pizza, Inc.	99	55,869
Doordash, Inc., Class A (a)	105	15,635
DraftKings, Inc., Class A (a) (b)	2,076	57,028
eBay, Inc.	1,800	119,700
Etsy, Inc. (a)	349	76,410
Expedia Group, Inc. (a)	388	70,119
Ford Motor Co.	11,252	233,704
GameStop Corp., Class A (a) (b)	192	28,491
General Motors Co. (a)	3,908	229,126
Genuine Parts Co.	410	57,482
Hilton Worldwide Holdings, Inc. (a)	742	115,745
Las Vegas Sands Corp. (a) (c)	1,005	37,828
Lennar Corp., Class A	707	82,125
Lennar Corp., Class B	51	4,877
LKQ Corp.	840	50,425
Lowe's Cos., Inc.	1,896	490,078
Lucid Group, Inc. (a) (b)	1,863	70,887
Marriott International, Inc., Class A (a)	887	146,568
McDonald's Corp.	1,989	533,191
MGM Resorts International	1,176	52,779
NIKE, Inc., Class B	3,729	621,513
NVR, Inc. (a) (b)	9	53,180
O'Reilly Automotive, Inc. (a)	196	138,421
Peloton Interactive, Inc., Class A (a)	130	4,649
Pool Corp.	115	65,090
Ross Stores, Inc.	935	106,852
Royal Caribbean Cruises Ltd. (a)	546	41,987
Starbucks Corp.	3,338	390,446
Target Corp. (c)	1,378	318,924
Tesla, Inc. (a)	2,519	2,662,029
The Home Depot, Inc.	3,035	1,259,555
The TJX Cos., Inc.	3,467	263,215
Tractor Supply Co.	327	78,022
Ulta Beauty, Inc. (a)	157	64,737
VF Corp.	1,009	73,879

See notes to financial statements.

10

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Wayfair, Inc., Class A (a) (b)	137	$26,026
Yum! Brands, Inc.	735	102,062
		14,604,539
Consumer Staples (5.9%):
Altria Group, Inc.	5,226	247,660
Archer-Daniels-Midland Co.	1,455	98,343
Brown-Forman Corp., Class B	762	55,519
Church & Dwight Co., Inc.	714	73,185
Colgate-Palmolive Co.	2,372	202,427
Conagra Brands, Inc.	1,291	44,088
Constellation Brands, Inc., Class A	489	122,724
Costco Wholesale Corp.	1,243	705,651
General Mills, Inc.	1,760	118,589
Hormel Foods Corp. (b)	880	42,953
Kellogg Co.	793	51,085
Keurig Dr Pepper, Inc.	2,689	99,117
Kimberly-Clark Corp.	979	139,919
McCormick & Co., Inc.	572	55,261
Mondelez International, Inc., Class A	3,969	263,184
Monster Beverage Corp. (a)	1,068	102,571
PepsiCo, Inc.	4,018	697,967
Philip Morris International, Inc.	4,524	429,780
Sysco Corp.	1,458	114,526
The Clorox Co.	353	61,549
The Coca-Cola Co.	12,026	712,059
The Estee Lauder Cos., Inc.	585	216,567
The Hershey Co.	403	77,968
The Kraft Heinz Co.	2,172	77,975
The Kroger Co.	1,934	87,533
The Procter & Gamble Co.	6,884	1,126,085
Tyson Foods, Inc., Class A	714	62,232
Walgreens Boots Alliance, Inc.	2,198	114,648
Walmart, Inc.	4,328	626,218
		6,827,383
Electronic Equipment, Instruments & Components (0.6%):
Amphenol Corp., Class A	1,592	139,236
CDW Corp.	394	80,683
Cognex Corp.	498	38,725
Corning, Inc.	2,376	88,459
Keysight Technologies, Inc. (a)	530	109,450
Teledyne Technologies, Inc. (a)	124	54,174
Trimble, Inc. (a)	683	59,551
Zebra Technologies Corp. (a)	154	91,661
		661,939
Energy (2.6%):
Baker Hughes Co.	1,969	47,374
Cheniere Energy, Inc.	737	74,747
Chevron Corp.	5,543	650,471

See notes to financial statements.

11

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
ConocoPhillips	3,833	$276,666
Devon Energy Corp.	1,967	86,646
EOG Resources, Inc.	1,432	127,205
Exxon Mobil Corp.	11,915	729,079
Halliburton Co.	2,547	58,250
Hess Corp.	748	55,375
Kinder Morgan, Inc.	6,165	97,777
Marathon Petroleum Corp.	1,770	113,262
Occidental Petroleum Corp.	2,714	78,679
ONEOK, Inc.	1,269	74,566
Phillips 66	1,273	92,242
Pioneer Natural Resources Co.	709	128,953
Schlumberger NV	4,076	122,076
The Williams Cos., Inc.	3,531	91,947
Valero Energy Corp.	1,176	88,329
		2,993,644
Financials (10.6%):
Aflac, Inc.	1,862	108,722
Ally Financial, Inc.	1,015	48,324
American Express Co.	1,919	313,948
American International Group, Inc.	2,311	131,403
Ameriprise Financial, Inc.	322	97,135
Arch Capital Group Ltd. (a)	898	39,916
Ares Management Corp., Class A	587	47,706
Arthur J. Gallagher & Co.	596	101,123
Bank of America Corp.	22,031	980,159
Berkshire Hathaway, Inc., Class B (a)	3,987	1,192,113
Berkshire Hathaway, Inc., Class A (a)	1	450,662
BlackRock, Inc.	418	382,704
Blackstone, Inc.	1,996	258,262
Brown & Brown, Inc.	691	48,563
Capital One Financial Corp.	1,237	179,476
Cincinnati Financial Corp.	414	47,167
Citigroup, Inc.	5,645	340,902
Citizens Financial Group, Inc.	1,147	54,196
CME Group, Inc.	824	188,251
Coinbase Global, Inc., Class A (a)	582	146,879
Discover Financial Services	834	96,377
Fifth Third Bancorp	1,820	79,261
First Republic Bank	508	104,907
Franklin Resources, Inc.	906	30,342
Huntington Bancshares, Inc.	4,159	64,132
Intercontinental Exchange, Inc.	1,637	223,893
JPMorgan Chase & Co.	8,407	1,331,248
KeyCorp	2,449	56,645
M&T Bank Corp.	370	56,825
Markel Corp. (a)	38	46,892
MarketAxess Holdings, Inc.	98	40,304
Marsh & McLennan Cos., Inc.	1,452	252,387
MetLife, Inc.	2,187	136,666

See notes to financial statements.

12

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Moody's Corp.	495	$193,337
Morgan Stanley	4,336	425,622
MSCI, Inc.	240	147,046
Nasdaq, Inc.	332	69,723
Northern Trust Corp.	603	72,125
Principal Financial Group, Inc.	657	47,521
Prudential Financial, Inc.	1,087	117,657
Raymond James Financial, Inc.	568	57,027
Regions Financial Corp.	2,741	59,754
Robinhood Markets, Inc., Class A (a) (b)	183	3,250
Rocket Cos., Inc., Class A (b)	304	4,256
S&P Global, Inc.	678	319,969
State Street Corp.	1,051	97,743
SVB Financial Group (a)	171	115,979
Synchrony Financial	1,423	66,013
T. Rowe Price Group, Inc.	646	127,029
The Allstate Corp.	833	98,002
The Bank of New York Mellon Corp.	2,299	133,526
The Carlyle Group, Inc.	742	40,736
The Charles Schwab Corp.	4,371	367,601
The Goldman Sachs Group, Inc.	973	372,221
The Hartford Financial Services Group, Inc.	927	64,000
The PNC Financial Services Group, Inc.	1,215	243,632
The Progressive Corp.	1,700	174,505
The Travelers Cos., Inc.	662	103,557
Tradeweb Markets, Inc., Class A	128	12,818
Truist Financial Corp.	3,838	224,715
U.S. Bancorp	4,128	231,870
Upstart Holdings, Inc. (a)	202	30,563
Wells Fargo & Co.	11,465	550,091
		12,249,378
Health Care (13.2%):
10X Genomics, Inc., Class A (a)	34	5,065
Abbott Laboratories	5,139	723,263
AbbVie, Inc.	5,084	688,374
ABIOMED, Inc. (a)	120	43,100
Agilent Technologies, Inc.	804	128,359
Align Technology, Inc. (a)	227	149,180
Alnylam Pharmaceuticals, Inc. (a)	282	47,822
AmerisourceBergen Corp.	458	60,864
Amgen, Inc.	1,620	364,451
Anthem, Inc.	705	326,796
Avantor, Inc. (a)	1,641	69,152
Baxter International, Inc.	1,378	118,287
Becton, Dickinson & Co.	825	207,471
Biogen, Inc. (a)	373	89,490
BioMarin Pharmaceutical, Inc. (a)	421	37,195
Bio-Rad Laboratories, Inc., Class A (a)	56	42,312
Bio-Techne Corp.	113	58,459
Boston Scientific Corp. (a)	4,054	172,214

See notes to financial statements.

13

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Bristol-Myers Squibb Co.	6,450	$402,157
Catalent, Inc. (a)	435	55,693
Centene Corp. (a)	1,660	136,784
Cerner Corp.	855	79,404
Charles River Laboratories International, Inc. (a)	137	51,619
Cigna Corp.	963	221,134
CVS Health Corp.	3,634	374,883
Danaher Corp.	2,055	676,115
DexCom, Inc. (a)	264	141,755
Doximity, Inc., Class A (a)	74	3,710
Edwards Lifesciences Corp. (a)	1,814	235,004
Elanco Animal Health, Inc. (a)	1,129	32,041
Eli Lilly & Co.	2,429	670,938
Exact Sciences Corp. (a)	432	33,623
Gilead Sciences, Inc. (c)	3,262	236,854
HCA Healthcare, Inc.	676	173,678
Hologic, Inc. (a)	600	45,936
Horizon Therapeutics PLC (a)	645	69,505
Humana, Inc.	338	156,785
IDEXX Laboratories, Inc. (a)	231	152,104
Illumina, Inc. (a)	416	158,263
Incyte Corp. (a)	581	42,645
Insulet Corp. (a)	137	36,452
Intuitive Surgical, Inc. (a)	1,016	365,049
IQVIA Holdings, Inc. (a)	555	156,588
Johnson & Johnson (c)	7,409	1,267,458
Laboratory Corp. of America Holdings (a)	278	87,350
McKesson Corp.	444	110,365
Merck & Co., Inc.	7,341	562,614
Mettler-Toledo International, Inc. (a)	62	105,227
Moderna, Inc. (a)	1,116	283,442
Molina Healthcare, Inc. (a)	136	43,259
Novavax, Inc. (a) (b)	217	31,046
PerkinElmer, Inc.	324	65,143
Pfizer, Inc.	16,311	963,164
Quest Diagnostics, Inc.	357	61,765
Regeneron Pharmaceuticals, Inc. (a)	196	123,778
Repligen Corp. (a)	145	38,402
ResMed, Inc.	392	102,108
Royalty Pharma PLC, Class A	241	9,604
Seagen, Inc. (a)	520	80,392
Stryker Corp.	1,027	274,640
Teladoc Health, Inc. (a)	411	37,738
Teleflex, Inc.	113	37,118
The Cooper Cos., Inc.	133	55,719
Thermo Fisher Scientific, Inc.	1,145	763,990
UnitedHealth Group, Inc.	2,737	1,374,357
Veeva Systems, Inc., Class A (a)	301	76,899
Vertex Pharmaceuticals, Inc. (a)	731	160,528
Viatris, Inc.	3,515	47,558

See notes to financial statements.

14

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Waters Corp. (a)	161	$59,989
West Pharmaceutical Services, Inc.	197	92,395
Zimmer Biomet Holdings, Inc.	607	77,113
Zoetis, Inc.	1,375	335,541
		15,369,275
Industrials (7.5%):
3M Co.	1,675	297,530
AMETEK, Inc.	630	92,635
Carrier Global Corp.	2,121	115,043
Caterpillar, Inc.	1,522	314,658
Cintas Corp.	275	121,872
Copart, Inc. (a)	675	102,344
CoStar Group, Inc. (a) (c)	1,087	85,906
CSX Corp.	5,835	219,396
Cummins, Inc.	416	90,746
Deere & Co.	863	295,914
Delta Air Lines, Inc. (a)	1,742	68,077
Dover Corp.	414	75,182
Eaton Corp. PLC	1,158	200,126
Emerson Electric Co.	1,674	155,632
Equifax, Inc.	351	102,769
Expeditors International of Washington, Inc.	477	64,056
Fastenal Co.	1,671	107,044
FedEx Corp.	715	184,928
Fortive Corp.	1,031	78,655
Generac Holdings, Inc. (a)	181	63,698
General Dynamics Corp.	717	149,473
General Electric Co.	2,888	272,829
HEICO Corp.	131	18,893
HEICO Corp., Class A	223	28,660
Honeywell International, Inc.	1,958	408,263
IDEX Corp.	221	52,227
Illinois Tool Works, Inc.	816	201,389
Ingersoll Rand, Inc. (c)	997	61,684
J.B. Hunt Transport Services, Inc.	241	49,260
Jacobs Engineering Group, Inc.	351	48,870
Johnson Controls International PLC	2,047	166,442
L3Harris Technologies, Inc.	564	120,267
Lockheed Martin Corp.	801	284,683
Lyft, Inc., Class A (a)	115	4,914
Masco Corp.	709	49,786
Norfolk Southern Corp. (b)	707	210,481
Northrop Grumman Corp.	441	170,698
Old Dominion Freight Line, Inc.	292	104,647
Otis Worldwide Corp.	1,208	105,181
PACCAR, Inc.	1,009	89,054
Parker-Hannifin Corp.	370	117,704
Raytheon Technologies Corp.	4,304	370,402
Republic Services, Inc. (c)	640	89,248
Rockwell Automation, Inc.	337	117,562

See notes to financial statements.

15

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Rollins, Inc.	828	$28,326
Roper Technologies, Inc.	287	141,164
Southwest Airlines Co. (a)	1,539	65,931
Stanley Black & Decker, Inc.	474	89,406
Textron, Inc.	533	41,148
The Boeing Co. (a)	1,708	343,855
TransDigm Group, Inc. (a)	140	89,079
TransUnion	516	61,187
Uber Technologies, Inc. (a)	5,519	231,412
Union Pacific Corp.	1,809	455,741
United Parcel Service, Inc., Class B	1,967	421,607
United Rentals, Inc. (a)	210	69,781
Verisk Analytics, Inc.	468	107,046
W.W. Grainger, Inc.	143	74,108
Waste Management, Inc.	1,216	202,950
Westinghouse Air Brake Technologies Corp.	549	50,568
Xylem, Inc.	491	58,881
		8,661,018
IT Services (4.1%):
Affirm Holdings, Inc. (a)	76	7,643
Akamai Technologies, Inc. (a)	467	54,658
Automatic Data Processing, Inc.	1,225	302,060
Block, Inc. (a)	705	113,865
Broadridge Financial Solutions, Inc.	335	61,245
Cognizant Technology Solutions Corp., Class A	1,494	132,548
EPAM Systems, Inc. (a)	165	110,294
Fidelity National Information Services, Inc.	1,770	193,195
Fiserv, Inc. (a)	1,697	176,132
FleetCor Technologies, Inc. (a)	226	50,588
Gartner, Inc. (a)	239	79,902
Global Payments, Inc.	790	106,792
International Business Machines Corp.	2,551	340,967
Marqeta, Inc., Class A (a)	149	2,558
Mastercard, Inc., Class A	2,559	919,500
MongoDB, Inc. (a) (b)	6	3,176
Okta, Inc. (a)	109	24,435
Paychex, Inc.	927	126,535
PayPal Holdings, Inc. (a)	3,378	637,023
Snowflake, Inc., Class A (a)	92	31,165
Twilio, Inc., Class A (a)	213	56,091
VeriSign, Inc. (a)	282	71,577
Visa, Inc., Class A	5,142	1,114,323
		4,716,272
Materials (1.8%):
Air Products & Chemicals, Inc.	637	193,814
Albemarle Corp.	340	79,482
Avery Dennison Corp.	220	47,645
Ball Corp.	912	87,798
Celanese Corp.	316	53,107

See notes to financial statements.

16

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Corteva, Inc.	2,118	$100,139
Dow, Inc.	2,127	120,643
DuPont de Nemours, Inc.	1,490	120,362
Eastman Chemical Co.	358	43,286
Ecolab, Inc.	780	182,980
Freeport-McMoRan, Inc.	4,266	178,020
International Flavors & Fragrances, Inc.	701	105,606
International Paper Co.	971	45,618
Martin Marietta Materials, Inc.	168	74,007
Newmont Corp.	2,293	142,212
Nucor Corp.	743	84,813
PPG Industries, Inc.	690	118,984
Southern Copper Corp.	260	16,045
The Sherwin-Williams Co.	738	259,894
Vulcan Materials Co.	373	77,427
		2,131,882
Real Estate (2.9%):
Alexandria Real Estate Equities, Inc.	436	97,211
American Tower Corp.	1,323	386,977
AvalonBay Communities, Inc.	427	107,856
Boston Properties, Inc.	435	50,103
CBRE Group, Inc., Class A (a)	962	104,387
Crown Castle International Corp.	1,256	262,177
Digital Realty Trust, Inc.	868	153,523
Duke Realty Corp.	1,165	76,471
Equinix, Inc.	275	232,606
Equity LifeStyle Properties, Inc.	562	49,265
Equity Residential	1,055	95,477
Essex Property Trust, Inc.	199	70,094
Extra Space Storage, Inc.	410	92,959
Healthpeak Properties, Inc.	1,649	59,512
Invitation Homes, Inc.	1,826	82,791
Mid-America Apartment Communities, Inc.	352	80,763
Prologis, Inc.	2,262	380,830
Public Storage	483	180,912
Realty Income Corp.	1,627	116,477
SBA Communications Corp.	333	129,544
Simon Property Group, Inc.	935	149,385
Sun Communities, Inc.	355	74,539
UDR, Inc.	946	56,751
Ventas, Inc.	1,160	59,299
VICI Properties, Inc. (b)	1,924	57,932
Welltower, Inc.	1,332	114,246
Weyerhaeuser Co.	2,039	83,966
		3,406,053
Semiconductors & Semiconductor Equipment (6.3%):
Advanced Micro Devices, Inc. (a)	3,509	504,945
Analog Devices, Inc.	1,529	268,752
Applied Materials, Inc.	2,624	412,913

See notes to financial statements.

17

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Broadcom, Inc.	957	$636,797
Enphase Energy, Inc. (a)	384	70,249
Entegris, Inc.	369	51,136
Intel Corp.	11,819	608,678
KLA Corp.	417	179,356
Lam Research Corp.	409	294,132
Marvell Technology, Inc.	2,041	178,567
Microchip Technology, Inc.	1,511	131,548
Micron Technology, Inc.	3,251	302,831
Monolithic Power Systems, Inc.	133	65,613
NVIDIA Corp.	7,112	2,091,710
ON Semiconductor Corp. (a)	1,199	81,436
Qorvo, Inc. (a)	317	49,576
QUALCOMM, Inc.	3,255	595,242
Skyworks Solutions, Inc.	476	73,847
Teradyne, Inc.	469	76,696
Texas Instruments, Inc.	2,684	505,853
Xilinx, Inc.	713	151,177
		7,331,054
Software (10.3%):
Adobe, Inc. (a)	1,383	784,244
ANSYS, Inc. (a)	254	101,884
AppLovin Corp., Class A (a)	80	7,541
Autodesk, Inc. (a)	625	175,744
Avalara, Inc. (a)	250	32,278
Bentley Systems, Inc., Class B	35	1,692
Bill.com Holdings, Inc. (a)	264	65,776
Cadence Design Systems, Inc. (a)	805	150,012
Ceridian HCM Holding, Inc. (a)	301	31,442
Cloudflare, Inc., Class A (a)	118	15,517
Coupa Software, Inc. (a)	197	31,136
Crowdstrike Holdings, Inc., Class A (a)	63	12,899
Datadog, Inc., Class A (a)	76	13,536
DocuSign, Inc. (a)	566	86,207
Dynatrace, Inc. (a)	610	36,814
Fortinet, Inc. (a)	375	134,775
HubSpot, Inc. (a)	124	81,735
Intuit, Inc.	806	518,435
Microsoft Corp. (c)	21,130	7,106,442
NortonLifeLock, Inc.	1,477	38,372
Nuance Communications, Inc. (a)	919	50,839
Oracle Corp.	4,850	422,969
Palantir Technologies, Inc., Class A (a)	853	15,533
Palo Alto Networks, Inc. (a) (c)	278	154,779
Paycom Software, Inc. (a)	158	65,600
Qualtrics International, Inc., Class A (a)	166	5,876
RingCentral, Inc., Class A (a)	201	37,657
salesforce.com, Inc. (a)	2,785	707,752
SentinelOne, Inc., Class A (a)	114	5,756
ServiceNow, Inc. (a) (c)	566	367,396

See notes to financial statements.

18

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Splunk, Inc. (a) (b)	457	$52,884
SS&C Technologies Holdings, Inc.	684	56,074
Synopsys, Inc. (a)	440	162,140
The Trade Desk, Inc., Class A (a)	882	80,827
Tyler Technologies, Inc. (a)	117	62,940
UiPath, Inc., Class A (a) (b)	79	3,407
Unity Software, Inc. (a)	542	77,501
VMware, Inc., Class A	514	59,562
Workday, Inc., Class A (a)	283	77,310
Zoom Video Communications, Inc., Class A (a)	72	13,242
Zscaler, Inc. (a)	261	83,867
		11,990,392
Technology Hardware, Storage & Peripherals (7.6%):
Apple, Inc.	47,678	8,466,183
Dell Technologies, Inc., Class C (a)	632	35,499
Hewlett Packard Enterprise Co.	3,724	58,728
HP, Inc.	3,314	124,838
NetApp, Inc.	506	46,547
Western Digital Corp. (a)	906	59,080
		8,790,875
Utilities (2.3%):
Ameren Corp.	693	61,684
American Electric Power Co., Inc. (c)	1,464	130,252
American Water Works Co., Inc.	528	99,718
Avangrid, Inc. (b)	213	10,624
CMS Energy Corp.	780	50,739
Consolidated Edison, Inc. (c)	1,006	85,832
Dominion Energy, Inc.	2,354	184,930
DTE Energy Co.	480	57,379
Duke Energy Corp. (c)	2,235	234,452
Edison International	1,092	74,529
Entergy Corp.	547	61,620
Evergy, Inc. (c)	666	45,694
Eversource Energy (c)	926	84,247
Exelon Corp.	2,664	153,873
FirstEnergy Corp.	1,565	65,088
NextEra Energy, Inc. (c)	5,702	532,339
PG&E Corp. (a)	3,765	45,707
PPL Corp.	2,136	64,208
Public Service Enterprise Group, Inc.	1,454	97,025
Sempra Energy	772	102,120
The AES Corp.	1,693	41,140
The Southern Co. (c)	3,077	211,021
WEC Energy Group, Inc. (c)	839	81,442
Xcel Energy, Inc. (c)	1,335	90,380
		2,666,043
Total Common Stocks (Cost $29,015,726)		115,379,587
See notes to financial statements.

19

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Collateral for Securities Loaned (0.7%)^
BlackRock Liquidity Funds TempFund, Institutional Shares, 0.04% (d)	19,637	$19,637
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (d)	385,673	385,673
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (d)	9,800	9,800
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (d)	78,141	78,141
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (d)	351,336	351,336
Total Collateral for Securities Loaned (Cost $844,587)		844,587
Total Investments (Cost $29,860,313) — 100.2%		116,224,174
Liabilities in excess of other assets — (0.2)%		(179,935)
NET ASSETS — 100.00%		$116,044,239

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  All or a portion of this security has been segregated as collateral for derivative instruments.

(d)  Rate disclosed is the daily yield on December 31, 2021.

PLC — Public Limited Company

Futures Contracts Purchased
	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Futures	3	3/18/22	$696,875	$713,775	$16,900
Total unrealized appreciation					$16,900
Total unrealized depreciation					—
Total net unrealized appreciation (depreciation)					$16,900

See notes to financial statements.

20

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2021
	Victory 500 Index VIP Series
Assets:
Investments, at value (Cost $29,860,313)	$116,224,174	(a)
Cash	413,963
Deposit with broker for futures contracts	258,684
Receivables:
Interest and dividends	63,201
Capital shares issued	310
From Adviser	6,293
Prepaid expenses	196
Total Assets	116,966,821
Liabilities:
Payables:
Collateral received on loaned securities	844,587
Capital shares redeemed	21,817
Variation margin on open futures contracts	2,063
Accrued expenses and other payables:
Investment advisory fees	24,149
Administration fees	5,915
Custodian fees	1,026
Transfer agent fees	1,905
Compliance fees	67
Trustees' fees	325
Other accrued expenses	20,728
Total Liabilities	922,582
Net Assets:
Capital	19,005,852
Total accumulated earnings/(loss)	97,038,387
Net Assets	$116,044,239
Shares (unlimited shares authorized with a par value of $0.001 per share):	5,862,733
Net asset value:	$19.79

(a)  Includes $814,974 of securities on loan.

See notes to financial statements.

21

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2021
Victory 500 Index VIP Series
Investment Income:
Dividends	$1,459,678
Interest	128
Securities lending (net of fees)	2,381
Total Income	1,462,187
Expenses:
Investment advisory fees	277,028
Administration fees	61,114
Sub-Administration fees	17,000
Custodian fees	6,219
Transfer agent fees	102,643
Trustees' fees	8,867
Compliance fees	803
Legal and audit fees	15,922
Licensing fees	33,750
Other expenses	7,194
Total Expenses	530,540
Expenses waived/reimbursed by Adviser	(220,169)
Net Expenses	310,371
Net Investment Income (Loss)	1,151,816
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	11,843,178
Net realized gains (losses) from futures contracts	229,198
Net change in unrealized appreciation/depreciation on investment securities	13,638,814
Net change in unrealized appreciation/depreciation on futures contracts	2,395
Net realized/unrealized gains (losses) on investments	25,713,585
Change in net assets resulting from operations	$26,865,401

See notes to financial statements.

22

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory 500 Index VIP Series
	Year Ended December 31, 2021	Year Ended December 31, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$1,151,816	$1,355,585
Net realized gains (losses) from investments	12,072,376	13,297,511
Net change in unrealized appreciation/depreciation on investments	13,641,209	2,340,131
Change in net assets resulting from operations	26,865,401	16,993,227
Change in net assets resulting from distributions to shareholders	(14,222,411)	(24,831,812)
Change in net assets resulting from capital transactions	(170,219)	11,270,904
Change in net assets	12,472,771	3,432,319
Net Assets:
Beginning of period	103,571,468	100,139,149
End of period	$116,044,239	$103,571,468
Capital Transactions:
Proceeds from shares issued	$7,352,188	$7,131,815
Distributions reinvested	14,222,411	24,831,812
Cost of shares redeemed	(21,744,818)	(20,692,723)
Change in net assets resulting from capital transactions	$(170,219)	$11,270,904
Share Transactions:
Issued	358,747	377,915
Reinvested	725,547	1,400,173
Redeemed	(1,070,115)	(1,104,892)
Change in Shares	14,179	673,196

See notes to financial statements.

23

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory 500 Index VIP Series
Year Ended December 31:
2021	$17.71	0.21	4.59	4.80	(0.23)	(2.49)
2020	$19.35	0.28	3.53	3.81	(0.32)	(5.13)
2019	$16.92	0.34	4.88	5.22	(0.37)	(2.42)
2018	$19.06	0.32	(1.21)	(0.89)	(0.02)	(1.23)
2017	$15.98	0.30	3.15	3.45	(0.33)	(0.04)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

See notes to financial statements.

24

Victory Variable Insurance Funds	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
Victory 500 Index VIP Series
Year Ended December 31:
2021	(2.72)	$19.79	27.43%	0.28%	1.04%	0.48%	$116,044	9%
2020	(5.45)	$17.71	20.13%	0.28%	1.46%	0.58%	$103,571	13%
2019	(2.79)	$19.35	31.04%	0.28%	1.71%	0.52%	$100,139	3%
2018	(1.25)	$16.92	(4.65)%	0.28%	1.65%	0.38%	$106,432	3%
2017	(0.37)	$19.06	21.60%	0.28%	1.70%	0.41%	$129,081	3%

See notes to financial statements.

25

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2021

1. Organization:

Victory Variable Insurance Funds (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of eight funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the VIF 500 Index Fund (the "Fund"), a series of the Trust. The Fund offers a single class of shares: Class I. The Fund's shares are only available for purchase by certain separate accounts of insurance companies as investments for certain variable annuity plans and variable life insurance contracts issued by those insurance companies. The Fund is classified as diversified under the 1940 Act.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), are valued at the closing price on the exchange or system where the security is principally traded, if

26

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2021, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$115,379,587	$—	$—	$115,379,587
Collateral for Securities Loaned	844,587	—	—	844,587
Total	$116,224,174	$—	$—	$116,224,174
Other Financial Investments^:
Assets:
Futures	$16,900	$—	$—	$16,900
Total	$16,900	$—	$—	$16,900

^  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended December 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise

27

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts. During the year ended December 31, 2021, the Fund entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2021:

Asset
Variation Margin Receivable on Open Futures Contracts*
Equity Risk Exposure	$16,900

*  Includes cumulative appreciation (depreciation) of futures contracts on the Schedule of Portfolio Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2021:

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$229,198	$2,395

All open derivative positions at period end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

28

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table is a summary of the Fund's securities lending transactions as of December 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$814,974	$—	$844,587

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

For the year ended December 31, 2021, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

29

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2021, were as follows:

Excluding U.S. Government Securities
Purchases	Sales
$9,618,385	$21,957,243

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.25% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended December 31, 2021, are reflected on the Statement of Operations as Investment advisory fees.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion	$15 billion – $30 billion	Over $30 billion
0.08%, plus	0.05%, plus	0.04%

Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser, pursuant to which the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Portfolios, Victory Portfolios II and USAA Mutual Funds (collectively, the "Victory Funds Complex"), in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable

30

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Transfer agent fees.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2022. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2021, the expense limit (excluding voluntary waivers) is 0.28%.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of December 31, 2021, the following amounts are available to be repaid to the Adviser. The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at December 31, 2021.

Expires 2022	Expires 2023	Expires 2024	Total
$260,434	$277,986	$220,169	$758,589

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund is not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural

31

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Large-Capitalization Stock Risk — The securities of large-capitalization companies may underperform the securities of smaller-capitalization companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.

Passive Investment Risk/Index Risk — The Fund is designed to track the Index and is not actively managed. The Fund will not buy or sell shares of an equity security due to current or projected performance of a security, industry or sector, unless that security is added to or removed, respectively, from the Index. The Fund does not, therefore, seek returns in excess of the Index, and does not attempt to take defensive positions or hedge against potential risks unless such defensive positions are also taken by the Index.

Derivatives Risk — The use of derivative instruments, such as futures contracts and credit default swaps, exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month LIBOR plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to each fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended December 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds

32

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2021.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax differences reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2021			Year Ended December 31, 2020
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$1,523,664	$12,698,747	$14,222,411	$2,003,390	$22,828,422	$24,831,812

As of December 31, 2021, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$1,387,196	$11,576,814	$12,964,010	$84,074,377	$97,038,387

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.

33

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

As of December 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$32,149,797	$86,770,227	$(2,695,850)	$84,074,377

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory 500 Index VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the years ended December 31, 2018 and prior, were audited by other auditors whose report dated February 15, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 16, 2022

35

Victory Variable Insurance Funds	Supplemental Information December 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their position with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees eight portfolios in the Trust, 41 portfolios in Victory Portfolios, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Trustee, Carlyle Secured Lending III (since 2021).
E. Lee Beard,* Born August 1951	Trustee	February 2005	Retired (since 2015)	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	None.

36

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, Born December 1944	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008

Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.; Chairman and Chief Executive Officer (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard and Mr. Meyer as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

37

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser; Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Sean Fox, Born September 1976	Deputy Chief Compliance Officer	July 2021	Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019).
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	February 1998	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

38

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021, through December 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value 12/31/21	Actual Expenses Paid During Period 7/1/21-12/31/21*	Hypothetical Expenses Paid During Period 7/1/21-12/31/21*	Annualized Expense Ratio During Period 7/1/21-12/31/21
$1,000.00	$1,110.10	$1,023.79	$1.49	$1.43	0.28%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

39

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2021, the Fund paid qualified dividend income for the purposes of reduced individual federal income tax rates of 100%.

Dividends qualified for corporate dividends received deductions of 100%.

For the year ended December 31, 2021, the Fund designated short-term and long-term capital gain distributions in the amount of $166,605 and $12,698,747, respectively.

40

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at a meeting, which was called for that purpose, on November 30, 2021. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at the meetings on October 19, 2021, and November 30, 2021. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Fund's advisory arrangements by a consultant retained through their counsel.

The Board took into consideration regular reports from the Adviser throughout the COVID-19 pandemic public health crisis concerning how the ongoing pandemic has affected market volatility, investment risk, liquidity and valuation of portfolio securities, and the implementation and effectiveness of business continuity plans. These reports also had confirmed that the pandemic had no material impact on the Adviser's operations.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows (acknowledging that economies of scale can be complex to assess and typically are not directly measurable);

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. The Board retained a consultant to provide comparative information about fees and performance. The Board met with the consultant to review its inputs and methodologies, among other things. The Board compared the Fund's total operating expense ratio on a net and gross basis with a universe of comparable mutual funds compiled by the consultant and a peer group of funds with similar investment strategies selected by that consultant from the universe. The Board reviewed the factors and methodology used by the consultant in the selection of the Fund's

41

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

peer group, including the consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which would be a structure that results in reduced fees as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index, noting that the Fund's investment objective is to track its benchmark index before fees and expenses. The Board recognized that the performance of the Fund is net of expenses, while the performance of the benchmark index reflects gross returns and as a result, the Fund generally will underperform its benchmark index due to fees and expenses. The Board considered the Fund's tracking error as a factor in evaluating performance.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus.

The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, and outperformed the peer group median for all of the periods reviewed.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

42

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

43

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-SPIVIP-AR (12/21)

December 31, 2021

Annual Report

Victory Variable Insurance Funds

Victory RS Small Cap Growth Equity VIP Series

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Manager's Commentary/Investment Overview (Unaudited)	5
Investment Overview (Unaudited)	8
Investment Objective & Portfolio Holdings (Unaudited)	9
Schedule of Portfolio Investments	10
Financial Statements
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	27
Supplemental Information (Unaudited)
Trustee and Officer Information	28
Proxy Voting and Portfolio Holdings Information	31
Expense Example	31
Additional Federal Income Tax Information	32
Advisory Contract Renewal	33
Privacy Policy (inside back cover)

1

The Fund is distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

Another year has passed, but unfortunately the pandemic endures. Yet, looking back on the year ended 2021, it is evident that financial markets have endured as well, despite stiff headwinds — including new COVID-19 variants; disruption among global supply chains; uncomfortable inflation readings; and the fear of rising interest rates.

Through it all, the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again registered a positive annual total return (that makes it 12 out of the past 13 years). This was largely driven by a U.S. economy that bounced back quickly after what was effectively a global economic shutdown in 2020, and we witnessed robust earnings growth across many sectors thanks in no small part to continued fiscal stimulus and accommodative monetary policy. Underlying this positive performance were interesting differences among investment styles and market capitalizations. For example, growth-oriented investments outperformed value within large-caps but underperformed within both mid-caps and small-caps (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for higher interest rates next year?

There were other notable subplots to 2021. Early in the year we watched in disbelief as "meme stocks" — a few names that gained massive notoriety on social media platforms — went on stomach-churning roller coaster rides. Also, intriguing was how the biotech sector struggled mightily despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, while crypto assets captivated investors. Now we're all watching how crypto's underlying blockchain technologies might disrupt business-as-usual across industries in the years ahead. These were just a few of the highlights of the past year.

Through all the twists and turns, the S&P 500® Index registered an impressive annual total return of nearly 29% for the 12-month period ended December 31, 2021. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 59 basis points (a basis point is 1/100th of a percentage point), reflecting substantial fiscal stimuli and the U.S. Federal Reserve's (the "Fed") accommodative monetary stance (recently). At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 1.52%.

Despite the resiliency of financial markets, we fully acknowledge that the volatility and unusual events of recent years may have made investors uneasy at times. However, this simply underscores why it's important for investors to remain calm and unemotional in the face of market turmoil. A long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerance are some of the key ingredients for staying the course and progressing on your investment goals.

Of course, no one knows for certain what 2022 will bring. We are already facing a potential end to the Fed's accommodative monetary policies and the various forms of fiscal stimuli that helped revive the economy from the depths of the pandemic-induced market downturn. By all accounts, the Fed appears ready to raise short-term

3

interest rates, perhaps as early as the end of the first quarter, though any move will certainly be data dependent, and some are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. There will likely be new headwinds, some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at our investment franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your Victory Funds investment, brought to you by Victory Capital. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call 800-539-3863 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory Variable Insurance Funds

Victory RS Small Cap Growth Equity VIP Series

Manager's Commentary
(Unaudited)

What were the market conditions during the reporting period?

U.S. stock performance followed up a strong 2019 and 2020 with another robust year, as the S&P 500® Index registered its twelfth year of positive returns in the last 13 years. This was driven largely by a resilient U.S. economy that bounced back quickly after what was effectively a global economic shutdown in 2020. We witnessed the highest levels of economic and earnings growth in decades, driven in part by continued fiscal stimulus and accommodative monetary policy. Yet, underlying this positive performance were interesting differences among investment styles and market capitalizations.

After a solid start to the 2021 calendar year, U.S. equity markets continued to rebound as the economy reopened after being shuttered by the COVID-19 pandemic. Aggressive fiscal and monetary measures convinced investors that had fled risk assets to re-enter as many companies reported better-than-expected earnings.

Although the market as a whole has headed higher, the inner dynamics of this past year were quite a contrast. In 2020, investors viewed the economic and business impact of the pandemic differently, rewarding the "haves" (often technology companies) relative to the "have-nots" (often older, less innovative companies). In early 2021, the "have-nots" came roaring back at the start of the year. In fact, the strong sentiment for these companies, which had been left largely for dead in the first 10 months of 2020, turned into outright exuberance as we approached the end of the first quarter of 2021. This was illustrated by value-oriented stocks in the Russell 1000® Value Index and the Russell 2000® Value Index returning 11.26% and 21.17%, respectively, materially outperforming growth-oriented stocks in the Russell 1000® Growth Index and the Russell 2000® Growth Index (the "Index"), which returned 0.94% and 4.88%, respectively.

Bellwether large-cap growth stocks led the way throughout the remainder of the year, providing investors with the highest return of any U.S. equity style during the second, third, and fourth quarters of 2021. The Russell 1000® Growth Index returned 25.21% during the final three quarters of the year, relative to the 10.37% return of the Russell 1000® Value Index and –2.67% return of the Index. This 30% performance gap between large- and small-cap growth stocks is a historic outlier, which has been driven largely by expansion among some of the largest technology stocks as investors piled into these well-known companies.

For the full year, U.S. stock performance was mixed, yet overall positive across market caps and styles, with large-cap stocks outperforming small- and mid-cap stocks as measured by the Russell family of indices. Meanwhile, growth-oriented investments outperformed value within large-caps, but materially underperformed within both mid-caps and small-caps as investors have shunned less established high-growth companies. In the broader context, however, growth stocks, as measured by the Russell 3000® Growth Index, have maintained their dominance versus value stocks, as measured by the Russell 3000® Value Index, over the past 1, 3, 5, 10, 15, and even 30 years.

5

Victory Variable Insurance Funds

Victory RS Small Cap Growth Equity VIP Series (continued)

Manager's Commentary (continued)

How did Victory RS Small Cap Growth Equity VIP Series (the "Fund") perform during the reporting period?

The Fund returned –10.43% for the fiscal year ended December 31, 2021, underperforming the Index, which returned 2.83% during the reporting period.

What strategies did you employ during the reporting period?

The Fund seeks long-term capital growth by investing primarily in small-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon. The Fund's relative performance was due to underperformance within the Health Care and Technology sectors, while positive stock selection within the Consumer Discretionary and Materials & Processing sectors offset some of the Fund's relative underperformance.

Within the Health Care sector, one of the largest drivers of underperformance was biotechnology holding Iovance Biotherapeutics, Inc. ("Iovance"). Iovance is focused on developing and commercializing new cancer immunotherapies that use tumor-infiltrating lymphocytes ("TILs"). TILs, as a ready-to-infuse cell therapy, have demonstrated breakthrough efficacy exceeding existing therapies in metastatic melanoma. Although we continue to believe in the long-term outlook for the treatment, the stock underperformed sharply in the first half of 2021 as the company lost a standoff with the FDA and faced a delay in its biologics license application submission for lifileucel, the company's TIL therapy candidate, as the FDA requested additional data on the treatment's potency. This setback was followed by the resignation of the company's CEO to pursue other opportunities. While we are likely to revisit the stock again in the future, we moved on from the holding.

Another underperformer within Health Care was medical equipment holding Eargo, Inc. ("Eargo"). Eargo underwhelmed when an audit into how the company's products were covered by insurance turned into a full Department of Justice investigation in the third quarter, which put their insurance channel sales business on hold for the foreseeable future. Given the noise and uncertain path forward, even in a best-case scenario, we decided to move on from the position.

Within the Technology sector, detractors included Bandwidth Inc. ("Bandwidth"), which had been a top performer for the Fund in 2020. Bandwidth is a communications platform-as-a-service solution focused on communications for enterprises. The stock had challenging performance throughout 2021, in part due to tough comparisons from COVID-19 utilization and political messaging, despite meeting or exceeding most expectations investors had for the company.

One contributor to performance within the Consumer Discretionary sector was specialty retail holding SiteOne Landscape Supply, Inc., the largest and only national wholesale distributor of landscape supplies in the United States. The stock performed very well in the year as top-line sales and bottom-line earnings both exceeded expectations, while strong execution and robust demand for professional landscaping products and services led to wider margins.

Another contributor to the Consumer Discretionary sector was homebuilder Meritage Homes Corporation, which engages in the development and sale of residential properties. The stock

6

Victory Variable Insurance Funds

Victory RS Small Cap Growth Equity VIP Series (continued)

Manager's Commentary (continued)

performed well in the fourth quarter of 2021, materially beating expectations across most metrics and raising fiscal year guidance. Gross margins came in 200 basis points (a basis point is 1/100th of a percentage point) wider than expectations, highlighting their differentiated offering that we believe will make expectations too conservative given the company-specific growth levers for 2022 and beyond. We expect the company to expand their community count by more than most participants expect, which we believe will drive further margin expansion.

Within the Technology sector, a contributor to performance was semiconductor holding Lattice Semiconductor Corporation ("Lattice"), a company that develops and sells semiconductor products in Asia, Europe, and the Americas. Lattice performed exceptionally well during the year, posting solid beats and raises, and exhibited strength across segments, especially within industrials and auto on the continued macroeconomic improvement for automation, robotics, and embedded vision. In addition, the company hosted an analyst conference early in the year where they unveiled their new Avant platform, which is targeting the mid-range field-programmable gate array market and will allow integrated circuit design to be configured by customers or designers after manufacturing. We believe this doubles their addressable market and increases our already optimistic forecast for the company going forward.

Given the outsized impact of the virus globally, we believe investors should continue to expect all companies to feel some level of direct and secondary economic effects and markets to experience higher levels of volatility despite the outsized market performance throughout the year. As a result, we believe there will continue to be an abundance of opportunities across sectors in coming quarters and years as the economy transitions and new companies take leadership positions. We do not have a clear view or projection as to how large or prolonged the impact from the pandemic (both direct and indirect) will be, given the uncertainty regarding its continued spread, economic impact, politicization, potential scale of incremental fiscal and monetary stimulus not yet announced, or even the potential transformation of industries and consumer and social norms, but we believe there are clear pockets of the economy that remain better positioned than others given the ability of workers to remain productive (remotely or on-site) and end-customer demand to remain steady irrespective of the forward economic environment.

In this specific environment, we will focus further on companies with flexible business models that offer innovative products and services that will take market share from legacy companies that will be more strained by the challenging economic conditions. Now is when an active approach should shine. Specifically, our "farm team" approach identifies and monitors premier companies within each relative index, but then waits for a favorable price. This should allow us to upgrade the portfolio to our very best ideas as relative valuations shift, as it is rare that we can own our full "wish list" roster of companies. We are confident that our process will allow us to take advantage of this dynamic environment and will pay off handsomely over time.

7

Victory Variable Insurance Funds

Victory RS Small Cap Growth Equity VIP Series

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Class I
INCEPTION DATE	5/1/97
	Net Asset Value	Russell 2000® Growth Index[1]	Russell 2000® Index[2]
One Year	–10.43%	2.83%	14.82%
Five Year	16.82%	14.53%	12.02%
Ten Year	15.54%	14.14%	13.23%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower. Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

Victory RS Small Cap Growth Equity VIP Series — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

8

Victory Variable Insurance Funds Victory RS Small Cap Growth Equity VIP Series	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks long-term capital growth.

Top 10 Holdings*:

December 31, 2021

(% of Net Assets)

MACOM Technology Solutions Holdings, Inc.	3.2%
Avaya Holdings Corp.	2.9%
Varonis Systems, Inc.	2.5%
Advanced Energy Industries, Inc.	2.2%
Evoqua Water Technologies Corp.	2.2%
e.l.f. Beauty, Inc.	1.9%
Saia, Inc.	1.8%
Summit Materials, Inc., Class A	1.6%
Surgery Partners, Inc.	1.6%
Omnicell, Inc.	1.6%

Sector Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

9

Victory Variable Insurance Funds Victory RS Small Cap Growth Equity VIP Series	Schedule of Portfolio Investments December 31, 2021
Security Description	Shares	Value
Common Stocks (98.4%)
Biotechnology (12.7%):
Apellis Pharmaceuticals, Inc. (a)	27,320	$1,291,690
Beam Therapeutics, Inc. (a) (b)	12,880	1,026,407
Bicycle Therapeutics PLC, ADR (a)	11,000	669,570
Blueprint Medicines Corp. (a)	9,100	974,701
DermTech, Inc. (a) (b)	20,490	323,742
Editas Medicine, Inc. (a) (b)	25,070	665,609
Equillium, Inc. (a)	75,337	282,514
Fate Therapeutics, Inc. (a)	22,070	1,291,316
Intellia Therapeutics, Inc. (a)	12,160	1,437,798
Karuna Therapeutics, Inc. (a)	6,660	872,460
Opthea Ltd., ADR (a)	36,550	274,125
ORIC Pharmaceuticals, Inc. (a)	39,270	577,269
Replimune Group, Inc. (a)	21,380	579,398
Rubius Therapeutics, Inc. (a) (b)	58,450	565,796
Sarepta Therapeutics, Inc. (a)	10,600	954,530
Scholar Rock Holding Corp. (a) (b)	28,680	712,411
SpringWorks Therapeutics, Inc. (a)	16,990	1,053,040
Twist Bioscience Corp. (a)	10,960	848,194
		14,400,570
Communication Services (2.5%):
Bandwidth, Inc., Class A (a) (b)	23,640	1,696,406
ZipRecruiter, Inc. (a)	46,340	1,155,720
		2,852,126
Consumer Discretionary (14.5%):
Acushnet Holdings Corp. (b)	25,050	1,329,654
Crocs, Inc. (a)	13,960	1,789,951
Fox Factory Holding Corp. (a)	9,380	1,595,538
Gentherm, Inc. (a)	11,330	984,577
Meritage Homes Corp. (a)	12,560	1,533,074
Papa John's International, Inc.	9,140	1,219,916
Planet Fitness, Inc., Class A (a)	16,600	1,503,628
Porch Group, Inc. (a) (b)	52,450	817,696
Skyline Champion Corp. (a)	11,090	875,888
Steven Madden Ltd.	19,150	889,900
Warby Parker, Inc., Class A (a) (b)	18,250	849,720
Wingstop, Inc.	10,160	1,755,648
YETI Holdings, Inc. (a)	15,590	1,291,320
		16,436,510
Consumer Staples (4.5%):
BJ's Wholesale Club Holdings, Inc. (a)	16,510	1,105,675
Celsius Holdings, Inc. (a)	8,680	647,268
e.l.f. Beauty, Inc. (a)	63,900	2,122,119
Freshpet, Inc. (a)	12,750	1,214,692
		5,089,754

See notes to financial statements.

10

Victory Variable Insurance Funds Victory RS Small Cap Growth Equity VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Energy (1.6%):
Matador Resources Co. (b)	31,460	$1,161,503
Ranger Oil Corp. (a)	23,930	644,196
		1,805,699
Financials (8.3%):
Customers Bancorp, Inc.	11,360	742,603
Focus Financial Partners, Inc., Class A (a)	24,100	1,439,252
Green Dot Corp., Class A (a)	12,740	461,698
Open Lending Corp., Class A (a) (b)	30,540	686,539
PacWest Bancorp	15,060	680,260
PRA Group, Inc. (a)	19,110	959,513
PROG Holdings, Inc. (a) (b)	34,230	1,544,115
Walker & Dunlop, Inc.	11,620	1,753,226
Wintrust Financial Corp.	12,660	1,149,781
		9,416,987
Health Care Equipment & Supplies (4.5%):
Axonics, Inc. (a) (b)	10,260	574,560
CONMED Corp.	6,080	861,901
CryoPort, Inc. (a)	23,810	1,408,837
LivaNova PLC (a)	6,880	601,518
Nevro Corp. (a)	9,370	759,626
Shockwave Medical, Inc. (a)	5,190	925,533
		5,131,975
Health Care Providers & Services (3.8%):
HealthEquity, Inc. (a)	21,990	972,838
LHC Group, Inc. (a) (b)	11,130	1,527,370
Surgery Partners, Inc. (a)	34,530	1,844,247
		4,344,455
Health Care Technology (4.9%):
Health Catalyst, Inc. (a) (b)	20,716	820,768
Inspire Medical Systems, Inc. (a)	6,410	1,474,685
Omnicell, Inc. (a)	10,100	1,822,444
Vocera Communications, Inc. (a) (b)	22,050	1,429,722
		5,547,619
Industrials (12.0%):
Advanced Drainage Systems, Inc.	6,700	912,071
Arcosa, Inc.	24,440	1,287,988
Chart Industries, Inc. (a)	6,660	1,062,203
Evoqua Water Technologies Corp. (a)	52,170	2,438,948
Herc Holdings, Inc.	7,770	1,216,393
John Bean Technologies Corp.	9,160	1,406,610
Saia, Inc. (a)	5,880	1,981,736
Simpson Manufacturing Co., Inc.	10,820	1,504,737
SPX Flow, Inc.	11,160	965,117
The AZEK Co., Inc. (a)	17,170	793,941
		13,569,744

See notes to financial statements.

11

Victory Variable Insurance Funds Victory RS Small Cap Growth Equity VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Information Technology (24.4%):
ACI Worldwide, Inc. (a)	32,510	$1,128,097
Advanced Energy Industries, Inc.	27,800	2,531,468
Avaya Holdings Corp. (a)	166,270	3,292,146
DigitalOcean Holdings, Inc. (a)	21,090	1,694,160
Everbridge, Inc. (a)	6,490	436,972
Jamf Holding Corp. (a) (b)	23,280	884,873
Lattice Semiconductor Corp. (a)	19,250	1,483,405
MACOM Technology Solutions Holdings, Inc. (a)	45,730	3,580,659
Paya Holdings, Inc. (a)	81,180	514,681
Paymentus Holdings, Inc., Class A (a)	24,560	859,109
Q2 Holdings, Inc. (a)	10,020	795,989
Silicon Laboratories, Inc. (a)	7,610	1,570,856
SiTime Corp. (a)	4,490	1,313,505
Smartsheet, Inc., Class A (a)	17,110	1,325,169
Telos Corp. (a)	40,540	625,127
Varonis Systems, Inc. (a)	58,570	2,857,044
Wix.com Ltd. (a)	6,110	964,097
WNS Holdings Ltd., ADR (a)	20,316	1,792,277
		27,649,634
Life Sciences Tools & Services (0.7%):
Codexis, Inc. (a)	24,340	761,112
Materials (2.0%):
Kronos Bio, Inc. (a) (b)	29,800	404,982
Summit Materials, Inc., Class A (a)	46,500	1,866,510
		2,271,492
Pharmaceuticals (0.9%):
Compass Pathways PLC, ADR (a)	17,440	385,424
PMV Pharmaceuticals, Inc. (a) (b)	24,940	576,114
		961,538
Real Estate (1.1%):
National Storage Affiliates Trust	17,290	1,196,468
Total Common Stocks (Cost $97,329,799)		111,435,683

See notes to financial statements.

12

Victory Variable Insurance Funds Victory RS Small Cap Growth Equity VIP Series	Schedule of Portfolio Investments — continued December 31, 2021
Security Description	Shares	Value
Collateral for Securities Loaned (10.5%)^
BlackRock Liquidity Funds TempFund Portfolio, Institutional Shares, 0.04% (c)	276,023	$276,023
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (c)	5,421,130	5,421,130
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (c)	137,749	137,749
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (c)	1,098,369	1,098,369
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (c)	4,938,481	4,938,481
Total Collateral for Securities Loaned (Cost $11,871,752)		11,871,752
Total Investments (Cost $109,201,551) — 108.9%		123,307,435
Liabilities in excess of other assets — (8.9)%		(10,073,684)
NET ASSETS — 100.00%		$113,233,751

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2021.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

13

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2021
	Victory RS Small Cap Growth Equity VIP Series
Assets:
Investments, at value (Cost $109,201,551)	$123,307,435	(a)
Cash	1,887,014
Receivables:
Interest and dividends	1,982
Capital shares issued	47,419
From Adviser	30,127
Prepaid expenses	225
Total Assets	125,274,202
Liabilities:
Payables:
Collateral received on loaned securities	11,871,752
Capital shares redeemed	23,930
Accrued expenses and other payables:
Investment advisory fees	71,746
Administration fees	6,141
Custodian fees	1,396
Transfer agent fees	45,325
Compliance fees	66
Trustees' fees	325
Other accrued expenses	19,770
Total Liabilities	12,040,451
Net Assets:
Capital	81,527,903
Total accumulated earnings/(loss)	31,705,848
Net Assets	$113,233,751
Shares (unlimited shares authorized with a par value of $0.001 per share):	6,910,896
Net asset value:	$16.38

(a)  Includes $11,360,868 of securities on loan.

See notes to financial statements.

14

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2021
Victory RS Small Cap Growth Equity VIP Series
Investment Income:
Dividends	$140,768
Interest	524
Securities lending (net of fees)	28,568
Total Income	169,860
Expenses:
Investment advisory fees	995,490
Administration fees	73,368
Sub-Administration fees	17,000
Custodian fees	9,398
Transfer agent fees	176,560
Trustees' fees	10,650
Compliance fees	978
Legal and audit fees	16,445
Other expenses	14,950
Total Expenses	1,314,839
Expenses waived/reimbursed by Adviser	(147,496)
Net Expenses	1,167,343
Net Investment Income (Loss)	(997,483)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	18,931,340
Net change in unrealized appreciation/depreciation on investment securities	(31,860,727)
Net realized/unrealized gains (losses) on investments	(12,929,387)
Change in net assets resulting from operations	$(13,926,870)

See notes to financial statements.

15

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory RS Small Cap Growth Equity VIP Series
	Year Ended December 31, 2021	Year Ended December 31, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$(997,483)	$(734,395)
Net realized gains (losses) from investments	18,931,340	8,584,790
Net change in unrealized appreciation/depreciation on investments	(31,860,727)	29,908,291
Change in net assets resulting from operations	(13,926,870)	37,758,686
Change in net assets resulting from distributions to shareholders	(8,854,544)	(19,457,968)
Change in net assets resulting from capital transactions	(6,604,640)	19,206,752
Change in net assets	(29,386,054)	37,507,470
Net Assets:
Beginning of period	142,619,805	105,112,335
End of period	$113,233,751	$142,619,805
Capital Transactions:
Proceeds from shares issued	$17,744,088	$22,558,627
Distributions reinvested	8,854,544	19,457,968
Cost of shares redeemed	(33,203,272)	(22,809,843)
Change in net assets resulting from capital transactions	$(6,604,640)	$19,206,752
Share Transactions:
Issued	899,924	1,239,679
Reinvested	565,424	992,247
Redeemed	(1,719,218)	(1,339,193)
Change in Shares	(253,870)	892,733

See notes to financial statements.

16

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17

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains From Investments	Total Distributions
Victory RS Small Cap Growth Equity VIP Series
Year Ended December 31:
2021	$19.91	(0.15)	(1.99)	(2.14)	(1.39)	(1.39)
2020	$16.76	(0.12)	6.45	6.33	(3.18)	(3.18)
2019	$15.29	(0.10)	5.95	5.85	(4.38)	(4.38)
2018	$20.48	(0.10)	(1.62)	(1.72)	(3.47)	(3.47)
2017	$14.82	(0.05)	5.71	5.66	—	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

See notes to financial statements.

18

Victory Variable Insurance Funds	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return(b)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
Victory RS Small Cap Growth Equity VIP Series
Year Ended December 31:
2021	$16.38	(10.43)%	0.88%	(0.75)%	0.99%	$113,234	92%
2020	$19.91	38.06%	0.88%	(0.69)%	1.01%	$142,620	74%
2019	$16.76	38.78%	0.88%	(0.54)%	1.01%	$105,112	90%
2018	$15.29	(8.25)%	0.88%	(0.44)%	0.89%	$89,056	76%
2017	$20.48	38.19%	0.87%	(0.30)%	0.87%	$111,470	71%

See notes to financial statements.

19

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2021

1. Organization:

Victory Variable Insurance Funds (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of eight funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the RS Small Cap Growth Equity VIP Series (the "Fund"), a series of the Trust. The Fund offers a single class of shares: Class I. The Fund's shares are only available for purchase by certain separate accounts of insurance companies as investments for certain variable annuity plans and variable life insurance contracts issued by those insurance companies. The Fund is classified as diversified under the 1940 Act.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs") and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2021, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$111,435,683	$—	$—	$111,435,683
Collateral for Securities Loaned	11,871,752	—	—	11,871,752
Total	$123,307,435	$—	$—	$123,307,435

For the year ended December 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real-estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table is a summary of the Fund's securities lending transactions as of December 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$11,360,868	$—	$11,871,752

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

For the year ended December 31, 2021, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2021, were as follows:

Excluding U.S. Government Securities
Purchases	Sales
$119,521,764	$132,629,355

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended December 31, 2021, are reflected on the Statement of Operations as Investment advisory fees.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion		$15 billion – $30 billion		Over $30 billion
0.08	%, plus	0.05	%, plus	0.04%

Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Portfolios, Victory Portfolios II and USAA Mutual Funds (collectively, the "Victory Funds Complex"), in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Transfer agent fees.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Custodian fees.

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2022. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2021, the expense limit (excluding voluntary waivers) is 0.88%.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of December 31, 2021, the following amounts are available to be repaid to the Adviser. The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at December 31, 2021.

Expires 2022	Expires 2023	Expires 2024	Total
$133,480	$140,421	$147,496	$421,397

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund is not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk — Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Small-Capitalization Stock Risk — Small-sized capitalization companies are subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month LIBOR plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to each fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended December 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2021.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2021

As of December 31, 2021, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

Total Accumulated Earnings/(Loss)	Capital
$997,287	$(997,287)

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2021			Year Ended December 31, 2020
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$—	$8,854,544	$8,854,544	$990,940	$18,467,028	$19,457,968

As of December 31, 2021, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$18,406,826	$18,406,826	$13,299,022	$31,705,848

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and passive foreign investment companies.

As of December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.

As of December 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$110,008,413	$22,986,899	$(9,687,877)	$13,299,022

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory RS Small Cap Growth Equity VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the years ended December 31, 2018 and prior, were audited by other auditors whose report dated February 15, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 16, 2022

27

Victory Variable Insurance Funds	Supplemental Information December 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their position with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees eight portfolios in the Trust, 41 portfolios in Victory Portfolios, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Trustee, Carlyle Secured Lending III (since 2021).
E. Lee Beard,* Born August 1951	Trustee	February 2005	Retired (since 2015)	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	None.

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Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, Born December 1944	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008

Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.; Chairman and Chief Executive Officer (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard and Mr. Meyer as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser; Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Sean Fox, Born September 1976	Deputy Chief Compliance Officer	July 2021	Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019).
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	February 1998	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

30

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021, through December 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value 12/31/21	Actual Expenses Paid During Period 7/1/21-12/31/21*	Hypothetical Expenses Paid During Period 7/1/21-12/31/21*	Annualized Expense Ratio During Period 7/1/21-12/31/21
$1,000.00	$889.90	$1,020.77	$4.19	$4.48	0.88%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2021, the Fund designated long-term capital gain distributions in the amount of $8,854,544.

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at a meeting, which was called for that purpose, on November 30, 2021. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at the meetings on October 19, 2021, and November 30, 2021. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Fund's advisory arrangements by a consultant retained through their counsel.

The Board took into consideration regular reports from the Adviser throughout the COVID-19 pandemic public health crisis concerning how the ongoing pandemic has affected market volatility, investment risk, liquidity and valuation of portfolio securities, and the implementation and effectiveness of business continuity plans. These reports also had confirmed that the pandemic had no material impact on the Adviser's operations.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows (acknowledging that economies of scale can be complex to assess and typically are not directly measurable);

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. The Board retained a consultant to provide comparative information about fees and performance. The Board met with the consultant to review its inputs and methodologies, among other things. The Board compared the Fund's total operating expense ratio on a net and gross basis with a universe of comparable mutual funds compiled by the consultant and a peer group of funds with similar investment strategies selected by that consultant from the universe. The Board reviewed the factors and methodology used by the consultant in the selection of the Fund's

33

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

peer group, including the consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which would be a structure that results in reduced fees as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus.

The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2021, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for the one-year period, outperformed the benchmark index for the three-, five- and ten-year periods, underperformed the peer group median for the one- and three-year periods, and outperformed the peer group median for the five- and ten-year periods.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

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Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2021

  (Unaudited)

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

35

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-SCGEVIP-AR (12/21)

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, not any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Experts.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2021	2020
Audit Fees(1)	$111,500	$111,500
Audit-Related Fees(2)	0	0
Tax Fees(3)	33,750	37,000
All Other Fees(4)	0	0

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements, security counts and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Cohen & Company, Ltd. for audit compliance, audit advice and audit planning.
(2)	Represents the fee for assurance and related services by Cohen & Company, Ltd. reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.
(3)	Represents the aggregate tax fee billed for professional services rendered by Cohen & Company, Ltd. for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.
(4)	For fiscal years ended December 31, 2021 and December 31, 2020, there were no fees billed for professional services rendered by Cohen & Company, Ltd. to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2021 and 2020 are for recurring tax fees for the preparation of the federal and state tax returns.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged for these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C)

(f) Not applicable.

(g)

2021	$0
2020	$0

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the registrant’s investment adviser (and the adviser’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Variable Insurance Funds

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	February 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	February 22, 2022

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	February 22, 2022